As filed with the Securities and Exchange Commission on 28 April 1998

                                            Registration No. 33-1834l
                                                             811-5382

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                         POST-EFFECTIVE AMENDMENT NO. 10
                                      TO
                                   FORM S-6

                   FOR REGISTRATION UNDER THE SECURITIES ACT
                   OF 1933 OF SECURITIES OF UNIT INVESTMENT
                       TRUSTS REGISTERED ON FORM N-8B-2

             SEPARATE ACCOUNT A OF PARAGON LIFE INSURANCE COMPANY
                          (Exact Name of Registrant)

                        PARAGON LIFE INSURANCE COMPANY
                         100 South Brentwood Boulevard
                             St. Louis, MO  63105
                    (Address of Principal Executive Office)


                         Matthew P. McCauley, Esquire
                        Paragon Life Insurance Company
                               700 Market Street
                             St. Louis, MO  63101
              (Name and Address of Agent for Service of Process)

                                   Copy to:

                           Stephen E. Roth, Esquire
                       Sutherland, Asbill & Brennan LLP
                         1275 Pennsylvania Ave., N.W.
                         Washington, D.C.  20004-2404

It is proposed that this filing will become effective (check appropriate space)

  [ ]  immediately upon filing pursuant to paragraph (b), of Rule 485

  [X]  1 May 1998 pursuant to paragraph (b) of Rule 485

  [ ]  60 days after filing pursuant to paragraph (a)(1) of Rule 485

  [ ]  on (date), pursuant to paragraph (a)(1) of rule 485

  [ ]  75 days after filing pursuant to paragraph (a)(2) of rule 485

  [ ]  on (date) pursuant to paragraph (a)(2) of Rule 485

Title of securities being registered: Group and Individual Flexible Premium Variable Life Insurance Policies.

33-18341

                     RECONCILIATION AND TIE BETWEEN ITEMS
                       IN FORM N-8B-2 AND THE PROSPECTUS


Item No. of
Form N-8B-2            Caption in Prospectus

    1.                 Cover Page
    2.                 Cover Page
    3.                 Not Applicable
    4.                 Distribution of the Policies
    5.                 The Company and the Separate Account
    6.                 The Separate Account
    7.                 Not Required
    8.                 Not Required
    9.                 Legal Proceedings
   10.                 Summary; American Variable Insurance
                        Series; Charges and Deductions; Policy
                        Benefits; Policy Rights; Voting Rights;
                        General Matters Relating to the Policy
   11.                 Summary; American Variable Insurance
                        Series
   12.                 Summary; American Variable Insurance
                        Series
   13.                 Summary; Charges and Deductions; American
                        Variable Insurance Series
   14.                 Summary; Payment and Allocation of
                        Premiums
   15.                 Payment and Allocation of Premiums
   16.                 Payment and Allocation of Premiums;
                        American Variable Insurance Series
   17.                 Summary; Charges and Deductions; Policy
                        Rights; American Variable Insurance
                        Series
   18.                 American Variable Insurance Series;
                        Payment and Allocation of Premiums
   19.                 General Matters Relating to the Policy;
                        Voting Rights
   20.                 Not Applicable
   21.                 Policy Rights; General Matters Relating to
                        the Policy
   22.                 Not Applicable
   23.                 Safekeeping of the Separate Account's
                        Assets
   24.                 General Matters Relating to the Policy
   25.                 The Company and the Separate Account
   26.                 Not Applicable
   27.                 The Company and the Separate Account
   28.                 Management of the Company
   29.                 The Company and the Separate Account

Item No. of
Form N-8B-2            Caption in Prospectus

   30.                 Not Applicable
   31.                 Not Applicable
   32.                 Not Applicable
   33.                 Not Applicable
   34.                 Not Applicable
   35.                 The Company and the Separate Account
   36.                 Not Required
   37.                 Not Applicable
   38.                 Summary; Distribution of the Policies
   39.                 Summary; Distribution of the Policies
   40.                 Not Applicable
   41.                 The Company and the Separate Account;
                        Distribution of the Policies
   42.                 Not Applicable
   43.                 Not Applicable
   44.                 Payment and Allocation of Premiums
   45.                 Not Applicable
   46.                 Policy Rights
   47.                 American Variable Insurance Series
   48.                 Not Applicable
   49.                 Not Applicable
   50.                 The Separate Account
   51.                 Cover Page; Summary; Charges and
                        Deductions; Policy Rights; Policy
                        Benefits; Payment and Allocation of
                        Premiums
   52.                 American Variable Insurance Series
   53.                 Federal Tax Matters
   54.                 Not Applicable
   55.                 Not Applicable
   56.                 Not Required
   57.                 Not Required
   58.                 Not Required
   59.                 Not Required

                                [PARAGON LOGO]

              GROUP AND INDIVIDUAL
              FLEXIBLE PREMIUM VARIABLE LIFE
              INSURANCE POLICIES

              Prospectus dated May 1, 1998
                                                                           50406

                             GROUP AND INDIVIDUAL
                        FLEXIBLE PREMIUM VARIABLE LIFE
                              INSURANCE POLICIES

                                   ISSUED BY

                        PARAGON LIFE INSURANCE COMPANY
                              100 SOUTH BRENTWOOD
                              ST. LOUIS, MO 63105
                                (314) 862-2211

  This Prospectus describes flexible premium variable life insurance policies offered by Paragon Life Insurance Company (the "Company"), Internal Revenue Service Employer Identification Number 43-1235869 which are designed for use in employer-sponsored insurance programs. In circumstances where a Group Contract is issued, Individual Policies or Certificates setting forth or summarizing the rights of the Owners and/or Insureds, will be issued under the Group Contract. Individual Policies also can be issued in connection with employer-sponsored insurance programs in circumstances where a Group Contract is not issued. The terms of the Certificate and the Individual Policy, whether or not the Individual Policy is issued under a Group Contract, are substantially the same and are collectively referred to in this Prospectus as "Policy" or "Policies."

  The Policies are designed to provide lifetime insurance protection to age 95 and at the same time provide flexibility to vary premium payments and change the level of death benefits payable under the Policies. This flexibility allows an Owner to provide for changing insurance needs under a single insurance policy. An Owner also has the opportunity to allocate net premiums among several investment portfolios with different investment objectives.

  The Policy provides for: (1) a Cash Surrender Value that can be obtained by surrendering the Policy; (2) Policy Loans; and (3) a death benefit payable at the Insured's death. As long as a Policy remains in force, the death benefit payable on the Insured's death will not be less than the current Face Amount of the Policy. The insurance under a Policy will remain in force so long as its Cash Surrender Value is sufficient to pay certain monthly charges imposed in connection with the Policy.

  The Owner may allocate net premiums to one or more of the Divisions of the Separate Account A (the "Separate Account"). The duration of the Policy and the amount of the Cash Value will vary to reflect the investment performance of the Divisions of the Separate Account selected by the Owner, and, depending on the death benefit option elected, the amount of the death benefit above the minimum may also vary with that investment performance. Thus, the Owner bears the entire investment risk under the Policies; there is no minimum guaranteed Cash Value.

  Each Division of the Separate Account will invest in the following corresponding investment portfolio of American Variable Insurance Series, an investment company currently consisting of ten separate investment portfolios, or "Funds":

     Cash Management Fund                 International Fund
     High-Yield Fund                      Bond Fund
     Growth-Income Fund                   Global Growth Fund
     Growth Fund                          U.S. Government/AAA-Rated Securities
     Asset Allocation Fund                Fund

                                          Global Small Capitalization Fund
  The accompanying prospectus for American Variable Insurance Series describes the investment objectives and policies, and the risks of the Funds.

  It may not be advantageous to purchase a Policy as a replacement for another type of life insurance or as a means to obtain additional insurance protection if the purchaser already owns another flexible premium variable life insurance policy.

  This Prospectus Must Be Accompanied Or Preceded By A Current Prospectus For American Variable Insurance Series.

  THESE SECURITIES HAVE  NOT BEEN APPROVED OR DISAPPROVED  BY THE SECURITIES
    AND  EXCHANGE  COMMISSION, NOR  HAS  THE  COMMISSION PASSED  UPON  THE
       ACCURACY OR ADEQUACY  OF THIS PROSPECTUS.  ANY REPRESENTATION TO
         THE CONTRARY IS A CRIMINAL OFFENSE.

  Please Read This Prospectus Carefully And Retain It For Future Reference.

                  The Date Of This Prospectus Is May 1, 1998.

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Definitions................................................................   3
Summary....................................................................   4
The Company and the Separate Account.......................................  10
  The Company..............................................................  10
  The Separate Account.....................................................  11
  American Variable Insurance Series.......................................  11
  Addition, Deletion, or Substitution of Investments.......................  13
Payment and Allocation of Premiums.........................................  14
  Issuance of a Policy.....................................................  14
  Premiums.................................................................  15
  Allocation of Net Premiums and Cash Value................................  17
  Policy Lapse and Reinstatement...........................................  17
Policy Benefits............................................................  18
  Death Benefit............................................................  18
  Cash Value...............................................................  22
Policy Rights and Privileges...............................................  23
  Exercising Rights and Privileges Under the Policies......................  23
  Loans....................................................................  23
  Surrender and Partial Withdrawals........................................  25
  Transfers................................................................  26
  Right to Examine Policy..................................................  26
  Conversion Right to a Fixed Benefit Policy...............................  27
  Eligibility Change Conversion............................................  27
  Payment of Benefits at Maturity..........................................  28
  Payment of Policy Benefits...............................................  28
Charges and Deductions.....................................................  28
  Sales Charges............................................................  28
  Premium Tax Charge.......................................................  31
  Monthly Deduction........................................................  31
  Partial Withdrawal Transaction Charge....................................  33
  Separate Account Charges.................................................  33
General Matters Relating to the Policy.....................................  34
Distribution of the Policies...............................................  37
General Provisions of the Group Contract...................................  37
Federal Tax Matters........................................................  39
Safekeeping of the Separate Account's Assets...............................  42
Voting Rights..............................................................  42
State Regulation of the Company............................................  43
Management of the Company..................................................  43
Legal Matters..............................................................  44
Legal Proceedings..........................................................  44
Experts....................................................................  44
Additional Information.....................................................  45
Financial Statements.......................................................  45
Appendix A................................................................. A-1

                 THE POLICIES ARE NOT AVAILABLE IN ALL STATES.

  THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT BE LAWFULLY MADE. NO DEALER, SALESMAN, OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON.

                                  DEFINITIONS

  Attained Age--The Issue Age of the Insured plus the number of completed Policy Years.

  Associated Companies--Those companies listed in a Group Contract's specifications pages that are under common control through stock ownership, contract or otherwise, with the Contractholder.

  Beneficiary--The person(s) named in an application for Individual Insurance or by later designation to receive Policy proceeds in the event of the Insured's death. A Beneficiary may be changed as set forth in the Policy and this Prospectus.

  Cash Value--The total amount that a Policy provides for investment at any time. It is equal to the total of the amounts credited to the Owner in the Separate Account and in the Loan Account.

  Cash Surrender Value--The Cash Value of a Policy on the date of surrender, less any Indebtedness, and any contingent deferred sales charges.

  Certificate--A document issued to Owners of Policies issued under Group Contracts, setting forth or summarizing the Owner's rights and benefits.

  Contractholder--The employer, association, sponsoring organization or trust that is issued a Group Contract.

  Division--A subaccount of the Separate Account. Each Division invests exclusively in the shares of a Fund of American Variable Insurance Series.

  Employee--A person who is employed and paid for services by an employer on a regular basis. To qualify as an employee, a person ordinarily must work for an employer at least 30 hours per week. The Company may waive or modify this requirement at its discretion. An employee may also include an independent contractor acting in many respects as an employee with a sponsoring employer. An employee may include a partner in a partnership if the employer is a partnership.

  Executive Program--A category of Policies issued under Group Contracts or employer-sponsored insurance programs that have a maximum Face Amount available for each Policy generally in excess of $500,000.

  Face Amount--The minimum death benefit under the Policy so long as the Policy remains in force.

  Fund--A separate investment portfolio of the American Variable Insurance Series, a mutual fund in which the Separate Account's assets are invested.

  Group Contract--A group flexible premium variable life insurance contract issued to the Contractholder by the Company.

  Guideline Annual Premium--The annual amount of premium that would be payable through the Maturity Date of a Policy for the specified Face Amount and Death Benefit Option, if premiums were fixed by the Company as to both timing and amount, and were based on the guaranteed mortality rates of 125% of the 1980 Commissioners Standard Ordinary Mortality Table C, net investment earnings at an annual effective rate of five percent, and fees and charges as set forth in the Policy and any Policy riders.

  Home Office--The service office of the Company, the mailing address of which is 100 South Brentwood, St. Louis, Missouri 63105.

  Indebtedness--The sum of all unpaid Policy Loans and accrued interest charged on loans.

  Individual Insurance--Insurance provided under a Group Contract or under an Individual Policy issued in connection with an employer-sponsored insurance program on an employee or an employee's spouse.

  Insured--The person whose life is insured under a Policy. The term may include both an employee and an employee's spouse.

  Investment Start Date--The date the initial premium is applied to the Divisions of the Separate Account. This date is the later of the Issue Date or the date the initial premium is received at the Company's Home Office.

  Issue Age--The Insured's Age at his or her last birthday as of the date the Policy is issued.

  Issue Date--The effective date of coverage under a Policy. The Issue Date is the date from which Policy Anniversaries, Policy Years, and Policy Months are measured.

  Loan Account--The account of the Company to which amounts securing Policy Loans are allocated. It is a part of the Company's general assets.

  Loan Value--The maximum amount that may be borrowed under a Policy after the first Policy Anniversary.

  Maturity Date--The Policy Anniversary on which the Insured reaches Attained Age 95.

  Monthly Anniversary--The same date in each succeeding month as the Issue Date except that whenever the Monthly Anniversary falls on a date other than a Valuation Date, the Monthly Anniversary will be deemed the next Valuation Date. If any Monthly Anniversary would be the 29th, 30th, or 31st day of a month that does not have that number of days, then the Monthly Anniversary will be the last day of that month.

  Net Premium--The premium less any premium expense charge and any charge for premium taxes.

  Owner--The Owner of a Policy, as designated in the application or as subsequently changed.

  Policy--Either the Certificate or the Individual Policy offered by the Company and described in this Prospectus. Under Group Contracts, the Policy may be issued on the employee or on the employee's spouse.

  Policy Anniversary--The same date each year as the Issue Date.

  Policy Month--A month beginning on the Monthly Anniversary.

  Policy Year--A period beginning on a Policy Anniversary and ending on the day immediately preceding the next Policy Anniversary.

  Separate Account--The Separate Account A, a separate investment account established by the Company to receive and invest the net premiums paid under the Policy.

  Spouse--An employee's legal spouse. The term does not include a spouse who is legally separated from the employee.

  Valuation Date--Each day that the New York Stock Exchange is open for trading, except on the day after Thanksgiving when the Company is closed.

  Valuation Period--The period between two successive Valuation Dates, commencing at the close of business of a Valuation Date and ending at the close of business of the next succeeding Valuation Date.

                                    SUMMARY

  The following summary of Prospectus information should be read in conjunction with the detailed information appearing elsewhere in this Prospectus. Unless otherwise indicated, the description of the Policies contained in this Prospectus assumes that a Policy is in effect and that there is no outstanding Indebtedness.

  The Policy. The Policies (either an Individual Policy or a Certificate) described in this Prospectus are designed for use in employer-sponsored insurance programs and are typically issued in two situations. First, Policies are issued pursuant to Group Contracts entered into between the Company and Contractholders. (See "General Provisions of the Group Contract.") Second, in certain circumstances where Group Contracts are not issued, Individual Policies are issued in connection with the employer-sponsored insurance programs. Subject to certain restrictions, the Insured under a Policy may be either an employee of the Contractholder or sponsoring employer, or the employee's spouse. Generally, only the employee is eligible to be an Insured under an Executive

Program Policy. Provided there is sufficient Cash Surrender Value, Individual Insurance under a Group Contract or other employer-sponsored insurance program will continue should the Group Contract or other program cease or the employee's employment end. (See "Payment and Allocation of Premiums--Issuance of a Policy.")

  The Policies are life insurance contracts with death benefits, cash values, surrender rights, policy loan privileges, and other features traditionally associated with life insurance. On behalf of Owners, the Contractholder will remit planned premium payments under the Group Contract equal to an amount authorized by employees to be deducted from their wages. In addition, Owners may, but are not required to, pay additional premiums. A similar procedure will apply when an Individual Policy is issued in connection with an employer-sponsored program where the Group Contract is not issued.

  The Policies are "variable" policies because, unlike the fixed benefits under an ordinary life insurance contract, the Cash Value and, under certain circumstances, the death benefit under a Policy may increase or decrease depending upon the investment performance of the Divisions of the Separate Account to which the Owner has allocated net premium payments. However, so long as a Policy's Cash Surrender Value continues to be sufficient to pay the monthly deduction, an Owner is guaranteed a minimum death benefit equal to the Face Amount of his or her Policy or an accelerated death benefit in a reduced amount determined in accordance with certain riders available under the Policy. (See "General Matters Relating to the Policy--Additional Insurance Benefits.")

  The Separate Account. The Owner may allocate the net premiums to one or more Divisions of the Separate Account. The Separate Account currently consists of ten Divisions, each of which invests in shares of a corresponding Fund of American Variable Insurance Series. The ten Funds currently available are the Cash Management Fund, the High-Yield Bond Fund, the Growth-Income Fund, the Growth Fund, the Asset Allocation Fund, the International Fund, the Bond Fund, the Global Growth Fund, the U.S. Government Guaranteed/AAA Rated Securities Fund and the Global Small Capitalization Fund. Each Fund has a different investment objective. (See "The Company and the Separate Account--American Variable Insurance Series.") An Owner may change future allocations of net premiums at any time by notifying the Company directly.

  Subject to certain restrictions, an Owner may transfer Cash Values among the Divisions of the Separate Account. Currently, no charge is assessed for transfers. The Company reserves the right to modify the transfer privilege. (See "Policy Rights and Privileges--Transfers.")

  Premiums. An Owner has flexibility concerning the amount and frequency of premium payments. An initial premium equal to one-twelfth ( 1/12) of the planned annual premium set forth in the specifications page of a Policy is necessary to place a Policy in force. The planned annual premium is an amount specified for each Policy based on the requested initial Face Amount and certain other factors. Under Group Contracts and employer-sponsored programs, the initial premium and subsequent planned premiums generally are remitted by the Contractholder or sponsoring employer on behalf of the Owner at intervals agreed to by the Contractholder or employer. However, as is discussed below, planned premiums need not be paid so long as there is sufficient Cash Surrender Value to keep the Policy in force. Subject to certain limitations, additional premium payments in any amount and at any frequency may be made directly by the Owner. (See "Payment and Allocation of Premiums--Issuance of a Policy--Premiums.")

  A Policy will lapse (and terminate without value) when the Cash Surrender Value is insufficient to pay the next monthly deduction and a grace period of 62 days expires without an adequate payment being made by the Owner (see "Payment and Allocation of Premiums--Policy Lapse and Reinstatement.") The Policies, therefore, differ in two important respects from conventional life insurance policies. First, the failure to make planned premium payments following the initial premium payment will not itself cause a Policy to lapse. Second, under the circumstances described above, a Policy can lapse even if planned premiums have been paid. Thus, the payment of premiums in any amount does not guarantee that the Policy will remain in force until the Maturity Date. (See "Payment and Allocation of Premiums--Policy Lapse and Reinstatement.")

  Death Benefit. Death benefit proceeds are payable to the named Beneficiary when the Insured under a Policy dies or, under certain riders available under the Policy, to the Owner, prior to the Insured's death under circumstances described in those riders. (See "General Matters Relating to the Policy-- Additional Insurance Benefits.") Two death benefit options are available. Under the "Level Type" death benefit, the death benefit is the Face Amount of the Policy or, if greater, the applicable percentage of Cash Value. Under the "Increasing Type" death benefit, the death benefit is the Face Amount of the Policy plus the Cash Value or, if greater, the applicable percentage of Cash Value. So long as a Policy remains in force, the minimum death benefit under either option will be at least equal to the current Face Amount. The death benefit proceeds will be increased by the amount of the cost of insurance for the portion of the month from the date of death to the end of the month, and reduced by any outstanding Indebtedness. (See "Policy Benefits--Death Benefit.")

  The minimum initial Face Amount is generally $25,000 under the Company's current rules. Executive Program Policies generally have a minimum Face Amount of $100,000. The maximum Face Amount is generally $500,000. However, in connection with a particular Group Contract or employer-sponsored insurance program the Company may establish a substantially higher Face Amount for Policies issued under that Contract or program. The Owner may generally change the Face Amount (subject to the minimum and maximum amounts applicable to his or her policy) and the death benefit option, but in certain cases evidence of insurability may be required. (See "Policy Benefits--Death Benefit.")

  Additional insurance benefits offered under the Policy by rider may include a children's insurance rider, an acceleration of death benefits rider, an accelerated death benefit settlement option rider, an accidental death benefit rider, and a waiver of monthly deductions rider. Some Group Contracts and employer-sponsored insurance programs may not provide each of the additional benefits described above. Generally, Executive Program Policies only have the acceleration of death benefits rider. (See "General Matters Relating to the Policy--Additional Insurance Benefits.") The cost of these additional insurance benefits will be deducted from Cash Value as part of the monthly deduction. (See "Charges and Deductions--Monthly Deduction.")

  Benefits under the Policy may be paid in a single sum or under one of the settlement options set forth in the Policy or an applicable rider. (See "Policy Benefits--Death Benefit" and "Policy Rights and Privileges--Payment of Policy Benefits.")

  Cash Value. The Policies provide for a Cash Value equal to the total of the Policy's Cash Value in the Separate Account and the Loan Account (securing Policy Loans). A Policy's Cash Value will reflect the amount and frequency of premium payments, the investment performance of any selected Divisions of the Separate Account, transfers, any Policy Loans, loan account interest rate credited, any partial withdrawals, and the charges imposed in connection with the Policy. (See "Policy Benefits--Cash Value.") There is no minimum guaranteed Cash Value.

  Charges and Deductions. Sales charges may be deducted under a Policy. The sales charges imposed, if any, will consist of a contingent deferred sales charge, which is assessed in the event the Policy is surrendered during the first ten Policy years, or a combination of a front-end charge, which is deducted from premiums paid ("premium expense charge"), and a contingent deferred sales charge. The amount of the contingent deferred sales charges will depend primarily on commissions paid by the Company in connection with that Policy. The amount of commissions paid by the Company reflects the services rendered by the broker-dealer in enrolling a particular group, the number of employees in the group, and other costs incurred by the broker-dealer. Where a first year commission is paid, the applicable contingent deferred sales charge will be equal to 30 percent of premiums paid during the first Policy Year up to the guideline annual premium for the Policy's initial Face Amount. Where the first year and renewal commissions are zero ("0"), no sales contingent deferred charges will be imposed.

  A premium expense charge will be imposed on Policies that are deemed to be individual Policies under the Omnibus Budget Reconciliation Act of 1990 ("OBRA"). The charge, which is for federal income taxes measured by premiums, is equal to 1% of each premium payment, and compensates the Company for a significantly higher corporate income tax liability resulting from changes made to the Internal Revenue Code by OBRA. If first year commissions are paid and the Policy is deemed individual under OBRA, the contingent deferred sales charge will be reduced to 28 percent of the premiums paid during the first Policy Year up to the appropriate guideline annual premium; and the premium expense charge will be one percent of all premiums paid. If commissions are zero, the premium expense charge will be one percent of all premiums paid. The sales charges applicable to a particular Policy will be set forth in the specifications pages of the Policy.

  The contingent deferred sales charge will be assessed against the Cash Value under a Policy upon a surrender, lapse, or decrease in Face Amount during the first ten Policy Years. Assuming that no increases in Face Amount have become effective, the charge will be a percentage of premiums actually paid in the first Policy Year (30%, 28% or 0%) up to the guideline annual premium for the initial Face Amount. The percentage will be set forth in the specifications pages of each Policy. The amount of the charge will decrease each year after the first Policy Year by one-tenth of the total charge until it reaches zero at the end of ten Policy Years. The timing of premium payments may affect the amount of the charge under a Policy, because the contingent deferred sales charge is based only on premiums actually paid in the first Policy Year.

  For any increase in the Face Amount an additional contingent deferred sales charge will be calculated equal to a percentage of premiums associated with the increase up to the guideline premium for the increase. See "Charges and Deductions--Sales Charges" page 28, for a discussion of the manner in which premiums are associated with an increase. The percentage charged will be the same as that for the initial Face Amount. The additional charge calculated for the increase will also decrease by one-tenth of the total charge each year after the first year following the effective date of the increase until it reaches zero after ten years. For any decrease in the initial Face Amount or in an increase in Face Amount during the first ten years such insurance coverage is in force, a charge will be assessed that is proportionate to the charge that would apply to a full surrender of initial Face Amount or increase. The contingent deferred sales charge will apply to a partial withdrawal only if the partial withdrawal decreases the Face Amount. (See "Policy Rights and Privileges--Surrender and Partial Withdrawals," page 24, "Policy Benefits--Death Benefit," page 16, and "Charges and Deductions--Sales Charges--Contingent Deferred Sales Charge.")

  A charge of 2 percent to cover state premium taxes will be deducted from premiums paid. However, a charge of 2 1/4 percent to cover state premium taxes may be deducted from premiums paid in connection with Executive Programs. (See "Charges and Deductions--Premium Tax Charge.")

  A monthly deduction will be made from a Policy's Cash Value in the Divisions of the Separate Account. The monthly deduction includes an administrative charge, a cost of insurance charge, and the cost of any additional insurance benefits provided by rider. The amount of the administrative charge will be set forth in the specification pages of the Policy and will be based on the number of the Insureds covered under a Group Contract or other employer-sponsored insurance program and the amount of administrative services provided by the Company. The charge will not exceed $6.00 per month during the first Policy Year and $3.50 per month during renewal years.

  The cost of insurance charge is calculated on each Monthly Anniversary. (See "Charges and Deductions--Monthly Deduction--Cost of Insurance.") Monthly cost of insurance rates will be determined by the Company based upon its expectations as to future mortality experience. The Company currently underwrites Policies on either a simplified issue or guaranteed issue basis. However, the Company does not vary cost of insurance rates based on a particular Policy's classification as simplified issue or guaranteed issue. Rather, the rates are based on the Attained Age and rate class of the Insured, as well as on the gender mix of the group insured, which is the proportion of men and women covered under a particular Group Contract or employer-sponsored program. For a discussion of the factors affecting the rate class of the Insured. See "Charges and Deductions--Monthly Deduction--Cost of Insurance.")

  Cost of insurance rates are guaranteed not to exceed 125 percent of the maximum rates that could be charged based on the 1980 Commissioners Standard Ordinary Mortality Table C ("1980 CSO Table"). The 1980 CSO Table assumes a blending of sixty percent male and forty percent female. Generally, the rates currently charged do not exceed 100% of the 1980 CSO Table. However, instances in which the Company's current rates may exceed 100% of the 1980 CSO Table are generally limited to particular Policies issued to Insureds in small groups (i.e. generally less than 750 eligible employees) and/or groups that are predominantly male. The guaranteed rates are higher than the 1980 CSO Table because, under both guaranteed and simplified underwriting, the Insured is not required to submit to a medical or paramedical examination although a blood test may be required. Because the Company gathers less health information about these individuals, it is exposed to additional insurance risks. Although the circumstances in which the Company could raise its current mortality charges are limited, such an increase is permitted under the Policy. To the extent that the current cost of insurance rates exceed or are raised so that they exceed 100% of the 1980 CSO Table, the monthly cost of insurance charge would, in effect, be a substandard risk charge for healthy Insureds.

  A daily charge not to exceed .0024547% (an annual rate of .90%) of the net assets of each Division of the Separate Account will be imposed for the Company's assumption of certain mortality and expense risks incurred in connection with the Policies. (See "Charges and Deductions--Separate Account Charges.")

  No charges are currently made from the Separate Account for Federal or state income taxes. However, if it is determined that such taxes may be incurred, then the Company may make deductions from the Separate Account to pay these taxes. (See "Federal Tax Matters.")

  The value of the assets of the Divisions of the Separate Account will reflect the investment advisory fee and other expenses incurred by American Variable Insurance Series because the Separate Account purchases the shares of American Variable Insurance Series. (See "Charges and Deductions--Separate Account Charges.") The total annual investment advisory fee and fund expenses for the funds available during the last fiscal year as a percentage of net assets are as follows: Cash Management Fund .47%; High-Yield Bond Fund .51%; Growth-Income Fund .38%; Growth Fund .42%; Asset Allocation Fund .47%; International Fund .67%; Bond Fund .55%; Global Growth Fund .44%; U.S. Government/AAA Rated Securities Fund .52%, and Global Small Capitalization Fund (not available).

  A transaction charge equal to the lesser of $25 or two percent of the amount withdrawn will be assessed on each partial withdrawal of amounts from the Separate Account. Currently, there are no transaction charges imposed for transfers of amounts between Divisions of the Separate Account. In addition, transfers and withdrawals are subject to restrictions relative to amount and frequency. (See "Payment and Allocation of Premiums--Allocation of Net Premiums and Cash Value," and "Policy Rights and Privileges--Surrender and Partial Withdrawals--Transfers," and "Charges and Deductions--Partial Withdrawal Transaction Charge.")

  Policy Loans. After the first Policy Anniversary an Owner may borrow against the Cash Value of a Policy. The Loan Value is (a) minus (b) minus (c), where
(a) is 85 percent of the Cash Value of the Policy on the date the loan request is received, (b) is any outstanding Indebtedness and (c) is any contingent deferred sales charges. Loan interest is due and payable in arrears on each Policy Anniversary or on a pro rata basis for such shorter period as the Policy Loan may exist. All outstanding Indebtedness will be deducted from proceeds payable at the Insured's death, upon maturity, or upon surrender.

  A Policy Loan will be allocated among the various Divisions of the Separate Account. A portion of the Policy's Cash Value in each Division of the Separate Account to which the loan is allocated will be transferred to the Loan Account as security for the loan. Therefore, a Policy Loan may have a permanent impact on the Policy's Cash Value even if it is repaid. A Policy Loan may be repaid in whole or in part at any time while the Policy is in force. (See "Policy Rights and Privileges--Loans.") Loans taken from, or secured by, a Policy may in certain circumstances be treated as taxable distributions from the Policy. Moreover, with certain exceptions, a ten percent additional income tax would be imposed on the portion of any loan that is included in income. (See "Federal Tax Matters.")

  Surrender and Partial Withdrawals. At any time that a Policy is in effect, an Owner may elect to surrender the Policy and receive its Cash Surrender Value. An Owner may also request a partial withdrawal of the Cash Value of the Policy. When the death benefit under either death benefit option is not based on an applicable percentage of the Cash Value, a partial withdrawal reduces the death benefit payable under the Policy by an amount equal to the reduction in the Policy's Cash Value. If Option A is in effect and the death benefit equals the Face Amount, the death benefit will also be reduced by an amount equal to the contingent deferred sales charge deducted, if any. (See "Policy Rights and Privileges--Surrender and Partial Withdrawals.") Surrenders and partial withdrawals may have federal income tax consequences. (See "Federal Tax Matters.")

  Right to Examine Policy. The Owner has a limited right to return a Policy for cancellation within 20 days after the delivery of the Policy to the Owner, within 45 days after the Owner signs the application, or within 10 days after the Company mails a notice of this cancellation right to the Owner whichever is latest. If a Policy is cancelled within this time period, a refund will be paid which will equal all premiums paid under the Policy or any different amount required by law. The Owner also has a right to cancel a requested increase in Face Amount. Upon cancellation of an increase, the Owner may request that the Company refund the amount of the additional charges deducted in connection with the increase, or have the amount of the additional charges added to the Cash Value. (See "Policy Rights and Privileges--Right to Examine Policy.")

  Eligibility Change Conversion. In the event that the Insured is no longer eligible for coverage under the Group Contract, either because the Group Contract has terminated or because the employee is no longer employed by the Contractholder, the Individual Insurance provided by the Policy issued in connection with the Group Contract will continue unless the Policy is cancelled or surrendered by the Owner or there is insufficient Cash Surrender Value to prevent the Policy from lapsing.

  If a Certificate was issued in connection with the Group Contract, the Certificate will be amended automatically to continue in force as an Individual Policy. The new Individual Policy will provide benefits which are identical to those provided under the Certificate. If an Individual Policy was issued in connection with a Group Contract, the Individual Policy will continue in force following the termination of the Group Contract. (See "Policy Right and Privileges--Eligibility Change Conversion.")

  Conversion Right to a Fixed Benefit Policy. During the first 24 Policy Months following a Policy's Issue Date, the Owner may convert the Policy to a life insurance policy that provides for benefits that do not vary with the investment return of the Divisions of the Separate Account. The Owner also has a similar right with respect to increases in the Face Amount. (See "Policy Rights and Privileges--Conversion Right to a Fixed Benefit Policy.")

  Exercising Rights and Privileges Under the Policies. Owners of Policies issued under a Group Contract or in connection with an employer-sponsored insurance program may exercise their rights and privileges under the Policies (i.e., make transfers, change premium allocations, borrow, etc.) by notifying the Company in writing at its Home Office. Likewise, the Company will send all reports and other notices described herein or in the Policy directly to the Owner. (See "Policy Rights and Privileges--Exercising Rights and Privileges Under the Policies.")

  Illustrations of Death Benefits and Cash Surrender Values. Illustrations on pages A-1 to A-14 in Appendix A show how death benefits and Cash Surrender Values may vary based on certain hypothetical rate of return assumptions as well as assumptions pertaining to the level of the administrative charge, the level of the sales charges and the gender mix of the group insured. These illustrations also show how these benefits compare with amounts which would accumulate if premiums were invested to earn interest (after taxes) at 5% compounded annually. If a Policy is surrendered in the early Policy Years, the Cash Surrender Value payable will be low as compared with premiums accumulated with interest, and consequently the insurance protection provided prior to surrender will be costly.

  Tax Consequences of the Policy. While guidance is limited, the Company believes that the Policy should be treated as a life insurance contract for Federal income tax purposes. Assuming that a Policy qualifies as a life insurance contract for Federal income tax purposes, a Policy owner should not be deemed to be in constructive receipt of Cash Surrender Value under a Policy until there is a distribution from the Policy. Moreover, death benefits payable under a Policy should be completely excludable from the gross income of the Beneficiary. As a result, the Beneficiary generally should not be taxed on these proceeds.

  Under certain circumstances, a Policy may be treated as a "modified endowment contract." If the Policy is a modified endowment contract, then all pre-death distributions, including Policy loans, will be treated first as a distribution of taxable income and then as a return of basis or investment in the contract. In addition, prior to age 59 1/2 any such distributions generally will be subject to a 10% penalty tax.

  If the Policy is not a modified endowment contract, distributions generally will be treated first as a return of basis or investment in the contract and then as disbursing taxable income. Loans will not be treated as distributions. Neither distributions, nor loans from a Policy that is not a modified endowment contract are subject to the 10% penalty tax. (See "Federal Tax Matters.")

  Specialized Uses of the Policy. Because the Policy provides for an accumulation of Cash Value as well as a death benefit, the Policy can be used for various individual and business financial planning purposes. Purchasing the Policy in part for such purposes entails certain risks. For example, if the investment performance of Divisions to which Cash Value is allocated is poorer than expected or if sufficient premiums are not paid, the Policy may lapse or may not accumulate sufficient Cash Value to fund the purpose for which the Policy was purchased. Partial withdrawals and Policy loans may significantly affect current and future Cash Value, Cash Surrender Value, or death benefit proceeds. Depending upon division investment performance and the amount of a Policy loan, the loan may cause a Policy to lapse. Because the Policy is designed to provide benefits on a long-term basis, before purchasing a Policy for a specialized purpose a purchaser should consider whether the long-term nature of the Policy is consistent with the purpose for which it is being considered. Using a Policy for a specialized purpose may have tax consequences. (See "Federal Tax Matters.")

                     THE COMPANY AND THE SEPARATE ACCOUNT

THE COMPANY

  Paragon Life Insurance Company (the "Company") is a stock life insurance company incorporated under the laws of Missouri. The Company was organized in 1981 as General American Insurance Company and on December 31, 1987, its name was changed. No change in operations or ownership took place in connection with the name change. The Company is principally engaged in writing individual and group life insurance policies and annuity contracts. As of December 31, 1997, it had assets in excess of $240 million. The Company is admitted to do business in 49 states and the District of Columbia. The principal offices of the Company are at 100 South Brentwood, St. Louis, Missouri 63105 ("Home Office").

  The Company is a wholly-owned subsidiary of General American Life Insurance Company (the "Parent Company"), a Missouri life insurance company. The Parent Company is wholly owned by GenAmerica Corporation, a Missouri general business corporation, when is wholly owned by General American Mutual Holding Company a Missouri, Mutual insurance holding company. The Parent Company has agreed that until March 23, 1999, it will maintain capital and surplus within the Company sufficient to satisfy the capital requirements of the states in which the Company is authorized to do business.

  In addition, the Parent Company agrees to guarantee that the Company will have sufficient funds to meet all of its contractual obligations. In the event a policyholder presents a legitimate claim for payment on a Paragon insurance policy, the Parent Company will pay such claim directly to the policyholder if Paragon is unable to make such payment. This guarantee, which does not have a predetermined termination date, can be modified or ended only as to policies not yet issued. The guarantee agreement is binding on the Parent Company, its successor or assignee and shall cease only if the guarantee is assigned to an organization having a financial rating from Standard & Poor's equal to or better than the Parent Company's rating. The Parent Company does not intend this guarantee to be a guarantee with regard to the investment experience or cash values of the Policy.

  The Company may from time to time publish in advertisements, sales literature, and reports to Owners or Contractholders, the ratings and other information assigned to it by one or more independent rating organizations such as A. M. Best Company, Standard & Poor's Corporation, and Duff & Phelps. The purpose of the ratings is to reflect the financial strength and/or claims paying ability of the Company and should not be considered as bearing on the investment performance of assets held in the Separate Account. Each year the
A. M. Best Company reviews the financial status of thousands of insurers, culminating in the assignment of Best's ratings. These ratings reflect Best's current opinion of the relative financial strength and operating performance of an insurance company in comparison to the norms of the life/health insurance industry. In addition, the claims paying ability of the Company as measured by Standard & Poor's Insurance Ratings Services or Duff & Phelps may be referred to in advertisements or sales literature or in reports to Owners or Contractholders. These ratings are opinions of an operating insurance company's financial capacity to meet the obligations of its insurance policies in accordance with their terms. These ratings do not reflect the investment performance of the Separate Account or the degree of risk associated with an investment in the Separate Account.

  The Company also may include in advertisements and other literature certain rankings assigned to the Company by the National Association of Insurance Commissioners ("NAIC"), and the Company's analyses of statistical information produced by the NAIC. These rankings and analyses of statistical information may describe, among other things, the Company's growth, premium income, investment income, capital gains and losses, policy reserves, policy claims, and life insurance in force. The Company's use of such rankings and statistical information is not an endorsement by the NAIC.

  Advertisements and literature prepared by the Company also may include discussions of taxable and tax-deferred investment programs (including comparisons based on selected tax brackets), alternative investment vehicles, and general economic conditions.

THE SEPARATE ACCOUNT

  Separate Account A (the "Separate Account") was established by the Company as a separate investment account on October 30, 1987 under Missouri law. The Separate Account receives and invests the net premiums paid under the Policies. In addition, the Separate Account may receive and invest net premiums for other flexible premium variable life insurance policies that might be issued by the Company.

  The Separate Account currently is divided into ten Divisions. Each Division invests exclusively in shares of a single fund of American Variable Insurance Series. Income and both realized and unrealized gains or losses from the assets of each Division of the Separate Account are credited to or charged against that Division without regard to income, gains, or losses from any other Division of the Separate Account or arising out of any other business the Company may conduct.

  Although the assets of the Separate Account are the property of the Company, the assets in the Separate Account equal to the reserves and other liabilities of the Separate Account are not chargeable with liabilities arising out of any other business which the Company may conduct. The assets of the Separate Account are available to cover the general liabilities of the Company only to the extent that the Separate Account's assets exceed its liabilities arising under the Policies. From time to time, these excess assets may be transferred out of the Separate Account and included in the Company's general assets. Before making any such transfers, the Company will consider any possible adverse impact the transfer may have on the Separate Account.

  The Separate Account has been registered with the Securities and Exchange Commission ("SEC" or "Commission") as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act") and meets the definition of a "separate account" under federal securities laws. Registration with the SEC does not involve supervision of the management or investment practices or policies of the Separate Account or the Company by the Commission.

AMERICAN VARIABLE INSURANCE SERIES

  The Separate Account invests in shares of American Variable Insurance Series (the "American Series"), a series-type mutual fund registered with the SEC as an open-end, diversified management investment company. Only the Funds described in this section of the prospectus are currently available as investment choices of the Policies even though additional Funds may be described in the prospectus for the American Series. American Series currently has ten separate investment portfolios or "Funds": the Cash Management Fund, the High-Yield Bond Fund, the Growth-Income Fund, the Growth Fund, the Asset Allocation Fund, the International Fund, the Bond Fund, the Global Growth Fund, the U.S. Government/AAA-Rated Securities Fund, and the Global Small Capitalization Fund. The assets of each Fund are held separate from the assets of the other Funds, and each Fund has investment objectives and policies which are different from those of the other Funds. Thus, each Fund operates as a separate investment vehicle, and the income or losses of one Fund have no effect on the investment performance of any other Fund.

  The investment objectives and policies of each Fund are summarized below:

  The Cash Management Fund seeks high current yield while preserving capital by investing in a diversified selection of money-market instruments including: corporate bonds and notes; commercial bank and savings association obligations; securities of the U.S. Government, its agencies and instrumentalities; and commercial paper. These securities mature in one year or less. The Cash Management Fund also may enter into repurchase agreements.

  The High-Yield Bond Fund seeks high current income and secondarily seeks capital appreciation by investing primarily in intermediate and Long-term corporate obligations, with emphasis on higher yielding, higher risk, lower rated or unrated securities. In addition to other risks, high-yield, high-risk bonds (also known as "junk bonds") are subject to greater fluctuations in value and risk of loss of income and principal due to default by the Issuer than are investments in lower yielding, higher rated bonds.

  The Growth-Income Fund seeks growth of capital and income. In the selection of securities for investment, the possibilities of appreciation and potential dividends are given more weight than current yield. Ordinarily, the assets of the Growth-Income Fund consist principally of a diversified group of common stocks, but the Fund may invest in other types of securities including other equity-type securities (such as preferred stocks and corporate bonds), bonds (and other types of fixed-income securities), and money market instruments consistent with its investment objective.

  The Growth Fund seeks growth of capital by investing primarily in common stocks or securities with common stock characteristics such as convertible preferred stocks, which demonstrate the potential for appreciation. When the outlook for common stocks is not considered promising, for temporary defensive purposes a substantial portion of the assets may be invested in securities of the U.S. Government, its agencies and instrumentalities, cash and money market instruments.

  The Asset Allocation Fund seeks high total return (including income and capital gains) and preservation of capital over the long term through a diversified portfolio that can include common stocks and other equity-type securities, bonds and other intermediate and long-term fixed-income securities and money market instruments in any combination.

  The International Fund seeks long-term growth of capital by investing primarily in common stocks or securities with common stock characteristics of issues domiciled outside the United States. A major premise of the Fund's investment approach is the belief that economic and political developments have helped create new opportunities outside the U.S. In addition to investing directly in equity securities, the Fund may invest in American Depository Receipts and European Depository Receipts. When prevailing market, economic, political or currency conditions warrant, the Fund may purchase fixed-income securities of issuers domiciled outside the U.S. Under normal circumstances, the Fund will invest at least 65% of its assets in equity securities of issuers domiciled outside the U.S.

  The Bond Fund seeks to provide as high a level of current income as is consistent with the preservation of capital by investing primarily in fixed-income securities. The fund invests in a broad variety of fixed-income securities, including marketable corporate debt securities, loan participations, U.S. Government securities, mortgage-related securities, other asset-backed securities, and cash or money market instruments.

  The Global Growth Fund seeks long-term growth of capital by investing primarily in common stocks or securities of issuers domiciled around the world. Under normal market conditions, the fund will invest primarily in common stocks, but may also invest in securities through depositary receipts, both of which may be denominated in various currencies. When prevailing market, economic, political or currency conditions warrant, the fund may invest in other securities such as preferred stock, debt securities, and securities convertible into common stock. Under normal market conditions, the fund will invest in issuers domiciled in at least three countries, with no more than 40% of its assets in any one country.

  The U.S. Government/AAA-Rated Securities Fund (the "Government/AAA Fund") seeks a high level of income consistent with prudent investment risk and preservation of capital. It seeks to achieve its objective by investing primarily in a combination of (i) securities guaranteed by the U.S. Government (backed by the full faith and credit of the U.S.), and (ii) other debt securities (including corporate bonds) rated AAA by Standard and Poor's Corporation or Aaa by Moody's Investors Service, Inc. (or that have not received a rating but are determined to be of comparable quality by the investment adviser, Capital Research and Management Company). Except when the Government/AAA Fund is in a temporary defensive investment position, at least 65% of assets will be invested in such securities, including those held subject to repurchase agreements.

  The Global Small Capitalization Fund seeks long-term growth of capital by investing primarily in equity securities of issuers domiciled around the world with relatively small market capitalizations (share price times the number of equity securities outstanding).

  There is no assurance that any of the Funds will achieve its stated objective. More detailed information, including a description of risks, is in the prospectus for American Series, which must accompany or precede this Prospectus and which should be read carefully.

  Capital Research and Management Company ("Capital") provides investment advisory services to American Series in accordance with the terms of the current prospectus for the American Series. For its advisory services to the Funds, American Series pays Capital an investment advisory fee as part of their expenses. See the American Series prospectus for details regarding these fees.

  American Series is registered with the SEC as an open-end diversified management company. Registration with the SEC does not involve supervision of the management or investment practices or policies of American Series by the Commission.

  Resolving Material Conflicts. All of the Funds of American Series are also available to registered separate accounts of other insurance companies offering variable annuity and variable life insurance products. As a result, there is a possibility that a material conflict may arise between the interests of Owners of Policies and of owners of policies whose cash values are allocated to other separate accounts investing in the Funds. In the event a material conflict arises, the Company will take any necessary steps, including removing the assets of the Separate Account from one or more of the Funds, to resolve the matter. See the American Series prospectus for further details.

ADDITION, DELETION, OR SUBSTITUTION OF INVESTMENTS

  The Company reserves the right, subject to compliance with applicable law, to make additions to, deletions from, or substitutions for the shares that are held by the Separate Account or that the Separate Account may purchase. The Company reserves the right to eliminate the shares of any of the Funds of American Series and to substitute shares of another Fund of American Series or of another registered open-end investment company, if the shares of a Fund are no longer available for investment, or if in the Company's judgment further investment in any Fund becomes inappropriate in view of the purposes of the Separate Account. The Company will not substitute any shares attributable to an Owner's interest in a Division of the Separate Account without notice to the Owner and prior approval of the SEC, to the extent required by the 1940 Act or other applicable law. Nothing contained in this Prospectus shall prevent the Separate Account from purchasing other securities for other series or classes of policies, or from permitting a conversion between series or classes of policies on the basis of requests made by Owners.

  The Company also reserves the right to establish additional Divisions of the Separate Account, each of which would invest in a new Fund of American Series, or in shares of another investment company, with a specified investment objective. New Divisions may be established when, in the sole discretion of the Company, marketing needs or investment conditions warrant, and any new Division will be made available to existing Owners on a basis to be determined by the Company. To the extent approved by the SEC, the Company may also eliminate or combine one or more Divisions, substitute one Division for another Division, or transfer assets between Divisions if, in its sole discretion, marketing, tax, or investment conditions warrant.

  In the event of a substitution or change, the Company may, if it considers it necessary, make such changes in the Policy by appropriate endorsement. The Company will notify all Owners of any such changes.

  If deemed by the Company to be in the best interests of persons having voting rights under the Policy, and to the extent any necessary SEC approvals or Owner votes are obtained, the Separate Account may be: (a) operated as a management company under the 1940 Act; (b) deregistered under that Act in the event such registration is no longer required; or (c) combined with other separate accounts of the Company. To the extent permitted by applicable law, the Company may also transfer the assets of the Separate Account associated with the Policy to another separate account.

  The Company cannot guarantee that the shares of American Series will always be available. American Series sells its shares to the Separate Account in accordance with the terms of a participation agreement between American Series and the Company. Should this agreement terminate or should shares become unavailable for any other reason, the Separate Account will not be able to purchase American Series shares. Should this occur, the Company will be unable to honor Owner requests to allocate their cash values or premium payments to the Divisions of the Separate Account investing in shares of the American Series. In the event that the American Series is no longer available, the Company will, of course, take reasonable steps to obtain alternative investment options.

                      PAYMENT AND ALLOCATION OF PREMIUMS

ISSUANCE OF A POLICY

  The Company will generally issue a Group Contract to employers whose employees and/or their spouses may become Owners and/or Insureds thereunder so long as the employee is within the class of employees eligible to be included in the Group Contract. The class(es) of employees covered by a particular Group Contract are set forth in that Group Contract's specifications pages. The Group Contract will be issued upon receipt of an application for a Group Contract signed by a duly authorized officer of the employer and acceptance by a duly authorized officer of the Company at its Home Office. (See "General Provisions of the Group Contract--Issuance.") Individuals (i.e., eligible employees or their spouses) wishing to purchase a Policy, whether under a Group Contract or an employer-sponsored insurance program, must complete the appropriate application for Individual Insurance and submit it to an authorized representative of the Company or to the Company's Home Office. The Company will issue to each Contractholder either a Certificate or an Individual Policy to give to each Owner.

  A Policy generally will be issued only to Insureds of Issue Ages 17 through 70 who supply evidence of insurability satisfactory to the Company. The Company may, at its sole discretion, issue Policies to individuals falling outside those Issue Ages or decline to issue Policies to individuals within those Issue Ages.

  In order for an employee to be eligible to purchase a Policy, the employee must be actively at work at the time the application for Individual Insurance is signed. In addition, the Contractholder may determine specific classes to which the employee must belong to be eligible to purchase a Policy. Actively at work means that the employee must work for the Contractholder or sponsoring employer at the employee's usual place of work or such other places as required by the Contractholder or sponsoring employer in the course of such work for the full number of hours and the full rate of pay, as set by the employment practices of the employer. Ordinarily the time worked per week must not be less than 30 hours. However, the Company reserves the right to waive or modify the actively at work requirement at its discretion. In addition, the Contractholder may require that, to be eligible to purchase a Policy, an employee must be employed by the employer as of a certain date or for a certain period of time. This date or time period will be set forth in the Group Contract specifications pages. Employees of any Associated Companies of the Contractholder will be considered employees of the Contractholder. The Company may also allow an individual who is an independent contractor working primarily for the sponsoring employer to be considered an eligible employee. As an independent contractor, he may receive an Individual Policy rather than a Certificate depending upon state law applicable to the contracts. An employee may include a partner in a partnership if the employer is a partnership.

  The first time an employee is given the opportunity to purchase a Policy, the Company will issue the Policy and any spouse or children's insurance rider applied for by the employee pursuant to its guaranteed issue procedure. Under this procedure the employee is required to answer qualifying questions in the application for Individual Insurance, but is not required to submit to a medical or paramedical examination. The maximum Face Amount that an employee can generally apply for under the guaranteed issue procedure ("Guaranteed Issue Amount") is three times the employee's salary up to a ceiling that is based on the number of eligible employees under a Group Contract or other employer-sponsored insurance program. Guaranteed issue may be available with Executive Programs depending upon number of eligible employees or if other existing coverage is cancelled.

  Where the Face Amount exceeds the guaranteed issue limits, where the Policy has been offered previously to the employee, where the guaranteed issue requirements set forth in the application for Individual Insurance are not met, or in connection with certain programs that may be offered without guaranteed issue, the employee must submit to a simplified underwriting procedure which requires the employee to respond satisfactorily to certain health questions in the application. A blood test may be required. This requirement is generally applicable only to Executive Programs. Similarly, such questions must be answered if, in connection with the issuance of any children's rider, if the employee is not eligible for guaranteed issue underwriting, or, even when the employee is eligible, if the child does not satisfy the guaranteed issue requirements set forth in the application for Individual Insurance. However, regardless of which underwriting procedure is used, acceptance of an application is subject to the Company's underwriting rules, and the Company reserves the right to reject an application for any reason.

  If a Policy is to be issued to a spouse of an employee who is eligible to purchase a Policy under a Group Contract or an employer-sponsored insurance program, the appropriate application for Individual Insurance must be supplied. The spouse will be subject to the simplified underwriting procedure described above. Guaranteed issue is not available. Spouse coverage is generally not available under Executive Program Policies.

  The Issue Date is the effective date for all coverage provided in the original application for Individual Insurance. The Issue Date is used to determine Policy Anniversaries, Policy Years, and Policy Months. A Policy will not take effect until the appropriate application for Individual Insurance is signed, the initial premium has been paid prior to the Insured's death, the Insured is eligible for it, and the information in the application is determined to be acceptable to the Company. However, prior to the actual issuance of a Policy which is being underwritten on a guaranteed issue basis, interim insurance in the amount of insurance applied for up to the Guaranteed Issue Amount may be available and, if so, will start as of the date of the application. Interim insurance ends on the earliest of the following dates:
(a) the date insurance begins on the Policy applied for; (b) the date a Policy other than the Policy applied for is offered to the applicant; (c) the date the Company notifies the applicant that the application for any proposed Insured is declined; (d) 60 days from the date of application; or (e) termination of employment with the Contractholder or sponsoring employer.

PREMIUMS

  The initial premium is due on the Issue Date, and usually will be remitted by the Contractholder or employer on behalf of the Owner. The Company requires that the initial premium for a Policy be at least equal to one-twelfth ( 1/12) of the planned annual premium for the Policy set forth in the specifications pages. The planned annual premium is an amount specified for each Policy based on the requested initial Face Amount, the Issue Age of the Insured and the charges under the Policy. (See "Charges and Deductions.") However, the Owner is not required to pay premiums equal to the planned annual premium.

  Premiums remitted by a Contractholder or sponsoring employer or designated payor shall be applied to a Policy when received by the Company. Should supporting documentation to enable the determination of the amount of premium per Policy not be received prior to or coincident with the cash premium, the premiums shall be promptly returned to the entity remitting such premiums.

  Following the initial premium, subject to the limitations described below, premiums may be paid in any amount and at any interval. Under Group Contracts and Individual Policies issued in connection with other employer-sponsored insurance programs, the planned annual premium usually will be remitted by the Contractholder or sponsoring employer on behalf of the Owner pursuant to a planned premium payment schedule which will provide for premium payments in a level amount at fixed intervals agreed to by the Contractholder or employer and the Company (usually monthly). The amount of the premiums remitted by the sponsoring employer or Contractholder will be that amount authorized to be deducted by the employee. The Owner may skip planned premium payments. Failure to pay one or more planned premium payments will not cause the Policy to lapse until such time as the Cash Surrender Value is insufficient to cover the next Monthly Deduction. (See "Payment and Allocation of Premiums--Policy Lapse and Reinstatement.")

  In addition to any planned payments made, an Owner may make unscheduled premium payments at any time in any amount, subject to the minimum and maximum premium limitations described below. The payment of an unscheduled premium payment may have Federal income tax consequences. (See "Federal Tax Matters.") Moreover, as mentioned above, an Owner may also skip planned premium payments. Therefore, unlike conventional insurance policies, a Policy does not obligate the Owner to pay premiums in accordance with a rigid and inflexible premium schedule.

  Failure of the Contractholder to remit the planned premium payments authorized by its employees may cause the Group Contract to terminate. (See "General Provisions of the Group Contract--Termination.") Nonetheless, provided that there is sufficient Cash Surrender Value to prevent the Policy from lapsing, the Individual Insurance provided will automatically continue in the event of such termination. (See "Policy Rights and Privileges--Eligibility Change Conversion.") Individual Insurance will also continue if the employee's employment with the Contractholder or sponsoring employer terminates. In either circumstance, an Owner of an Individual Policy (or a Certificate converted by amendment to an Individual Policy) will establish a new schedule of planned premiums which will have the same planned annual premium, but ordinarily the payment intervals will be no more frequent than quarterly.

  Premium Limitations. Every premium payment remitted by or on behalf of an Owner must be at least $20. In no event may the total of all premiums paid under a Policy in any Policy Year exceed the current maximum premium limitations for that year established by Federal tax laws. The maximum premium limitation for a Policy Year is the most premium that can be paid in that Policy Year such that the sum of the premiums paid under the Policy will not at any time exceed the guideline premium limitations referred to in section 7702(c) of the Internal Revenue Code of 1986, or any successor provision. If at any time a premium is paid which would result in total premiums exceeding the current maximum premium limitation, the Company will accept only that portion of the premium which will make total premiums equal the maximum. Any part of the premium in excess of that amount will be returned directly to the Owner within 60 days of the end of the Policy Year in which payment is received or applied as otherwise agreed and no further premiums will be accepted until allowed by the current maximum premium limitations prescribed by Federal tax law. See "Federal

Tax Matters" for a further explanation of premium limitations. Section 7702A creates an additional premium limitation, which, if exceeded, can change the tax status of a Policy to that of a "modified endowment contract." A modified endowment contract is a life insurance contract, withdrawals from which are, for tax purposes, treated first as a distribution of any taxable income under the contract, and then as a distribution of nontaxable investment in the contract. Additionally, such withdrawals may be subject to a 10% federal income tax penalty. The Company has adopted administrative steps designed to notify an Owner when it is believed that a premium payment will cause a Policy to become a modified endowment contract. The Owner will be given a limited amount of time to request that the premium be reversed in order to avoid the Policy's being classified as a modified endowment contract. (See "Federal Tax Matters.")

ALLOCATION OF NET PREMIUMS AND CASH VALUE

  Net Premiums. The net premium equals the premium paid less the premium expense charge less any charge to compensate the Company for anticipated higher corporate income taxes resulting from the sale of a policy less the premium tax charge. (See "Charges and Deductions--Sales Charges.")

  Allocation of Net Premiums. In the application for a Policy, the Owner indicates how net premiums are to be allocated among the Divisions of the Separate Account. Beginning with the initial premium payment, all premiums will be allocated in accordance with the Owner's instructions upon receipt of the premiums at the Company's Home Office. However, the minimum percentage, other than zero ("0"), that may be allocated to a Division is 10 percent of the net premium, and fractional percentages may not be used.

  The allocation for future net premiums may be changed without charge at any time by providing notice in writing directly to the Company. Any change in allocation will take effect immediately upon receipt by the Company of the written notification. No charge is imposed for changing the allocations of future net premiums.

  The Policy's Cash Value also may be transferred between the Divisions of the Separate Account. (See "Policy Rights and Privileges--Transfers.")

  The value of amounts allocated to Divisions of the Separate Account will vary with the investment performance of the chosen Divisions and the Owner bears the entire investment risk. This will affect the Policy's Cash Value, and may affect the death benefit as well. Owners should periodically review their allocations of premiums and values in light of market conditions and overall financial planning requirements.

POLICY LAPSE AND REINSTATEMENT

  Lapse. Unlike conventional life insurance policies, the failure to make a premium payment following the initial premium will not itself cause a Policy to lapse. Lapse will occur only when the Cash Surrender Value is insufficient to cover the monthly deduction, and a grace period expires without a sufficient payment being made. (See also "General Provisions of the Group Contract--Grace Period--Termination.")

  The grace period, which is 62 days, begins on the Monthly Anniversary on which the Cash Surrender Value becomes insufficient to meet the next monthly deduction. The Company will notify the Owner at the beginning of the grace period by mail addressed to the last known address on file with the Company. The notice will specify the amount of premium required to keep the Policy in force and the date the payment is due. Subject to minimum premium requirements, the amount of the premium required to keep the Policy in force will be the amount of the current monthly deduction, premium expense charge, and premium tax charge. (See "Charges and Deductions.") If the Company does not receive the required amount within the grace period, the Policy will lapse and terminate without Cash Value. If the Insured dies during the grace period, any overdue monthly deductions will be deducted from the death benefit otherwise payable.

  Reinstatement. The Owner may reinstate a lapsed Policy by written application any time within five years after the date of lapse and before the Maturity Date. The right to reinstate a lapsed Policy will not be affected by the termination of a Group Contract or the termination of an employee's employment during the reinstatement period. Reinstatement is subject to the following conditions:

    1. Evidence of the insurability of the Insured satisfactory to the Company (including evidence of insurability of any person covered by a rider to reinstate the rider).
    2. Payment of a premium that, after the deduction of any premium expense charge and any premium tax charge, is large enough to cover: (a) the monthly deductions due at the time of lapse, and (b) two times the monthly deduction due at the time of reinstatement.
    3. Payment or reinstatement of any Indebtedness. Any Indebtedness reinstated will cause a Cash Value of an equal amount also to be reinstated. Any loan paid at the time of reinstatement will cause an increase in Cash Value equal to the amount of the repaid loan.
    4. The Policy cannot be reinstated if it has been surrendered.

The amount of Cash Value on the date of reinstatement will be equal to the amount of any Indebtedness reinstated, increased by the net premiums paid at reinstatement and any loans paid at the time of reinstatement.

  The effective date of reinstatement will be the date of approval by the Company of the application for reinstatement. There will be a full monthly deduction for the Policy Month that includes that date.

                                POLICY BENEFITS

DEATH BENEFIT

  As long as the Policy remains in force, the Company will, upon proof of the Insured's death, pay the death benefit proceeds of a Policy in accordance with the death benefit option in effect at the time of the Insured's death. Payment of death benefit proceeds will not be affected by termination of the Group Contract or employer-sponsored insurance program or by termination of an employee's employment.

  If a rider permitting the accelerated payment of death benefit proceeds has been added to the Policy, the death benefit may be paid in a single sum prior to the death of the Insured and may be less than otherwise would be paid upon the death of the Insured. (See "General Matters Relating to the Policy-- Additional Insurance Benefits.")

  The amount of the death benefit proceeds payable will be determined at the end of the Valuation Period during which the Insured's death occurred. The proceeds may be paid in a single sum or under one or more of the settlement options set forth in the Policy. (See "Policy Rights and Privileges--Payment of Policy Benefits.") Death benefit proceeds will be paid to the surviving Beneficiary or Beneficiaries specified in the application or as subsequently changed.

  The Policy provides two death benefit options: a "Level Type" death benefit ("Option A") and an "Increasing Type" death benefit ("Option B"). Option B generally will be the only option presented. The death benefit under either option will never be less than the current Face Amount of the Policy as long as the Policy remains in force. (See "Payment and Allocation of Premiums-- Policy Lapse and Reinstatement," page 16.) The minimum Face Amount currently is $25,000. The maximum Face Amount is generally $500,000. However, in connection with a particular Group Contract or employer sponsored insurance program, the Company may establish a substantially higher Face Amount for Policies issued under that Contract or program.

  Option A. Under Option A, the death benefit is the current Face Amount of the Policy or, if greater, the applicable percentage of Cash Value on the date of death. The applicable percentage is 250 percent for an Insured Attained Age 40 or below on the Policy Anniversary prior to the date of death. For Insureds with an Attained Age over 40 on that Policy Anniversary, the percentage is lower and declines with age as shown in the Applicable Percentage Table below. Accordingly, under Option A the death benefit will remain level at the Face Amount unless the applicable percentage of Cash Value exceeds the current Face Amount, in which case the amount of the death benefit will vary as the Cash Value varies. Owners who prefer to have favorable investment performance reflected in higher Cash Value for the same Face Amount, rather than increased death benefit, generally should select Option A.

                          APPLICABLE PERCENTAGE TABLE

                         APPLICABLE
ATTAINED AGE             PERCENTAGE
------------             ----------
40 or younger...........    250%
41......................    243
42......................    236
43......................    229
44......................    222
45......................    215
46......................    209
47......................    203
48......................    197
49......................    191
50......................    185
51......................    178
52......................    171
53......................    164
54......................    157
55......................    150
56......................    146
57......................    142
58......................    138
59......................    134
60......................    130

                         APPLICABLE
ATTAINED AGE             PERCENTAGE
------------             ----------
61......................    128%
62......................    126
63......................    124
64......................    122
65......................    120
66......................    119
67......................    118
68......................    117
69......................    116
70......................    115
71......................    113
72......................    111
73......................    109
74......................    107
75 to 90................    105
91......................    104
92......................    103
93......................    102
94......................    101
95 or older.............    100


   The applicable percentages in the foregoing table are based on Federal tax law requirements described in Section 7702(d) of the Code. The Company reserves the right to alter the applicable percentage to the extent necessary to comply with changes to Section 7702(d) or any successor provision thereto.

  Option B. Under Option B, the death benefit is equal to the current Face Amount plus the Cash Value of the Policy or, if greater, the applicable percentage of the Cash Value on the date of death. The applicable percentage is the same as under Option A: 250 percent for an Insured with an Attained Age of 40 or below on the Policy Anniversary prior to the date of death, and for Insureds with an Attained Age over 40 on that Policy Anniversary the percentage declines as shown in the Applicable Percentage Table above. Accordingly, under Option B the amount of the death benefit will always vary as the Cash Value varies (but will never be less than the Face Amount). Owners who prefer to have favorable investment performance reflected in higher death benefits for the same Face Amount generally should select Option B. All other factors equal, for the same premium dollar, Option B provides lower initial Face Amount resulting in earlier cash accumulation.

  Change in Death Benefit Option. After the first Policy Anniversary, the Owner may change the death benefit option in effect. The Company reserves the right to limit the number of changes in death benefit options to one each Policy Year. A request for change must be made directly to the Company in writing. The effective date of such a change will be the Monthly Anniversary on or following the date the Company receives the change request.

  If the death benefit option is changed from Option A to Option B, the Face Amount after the change will equal the Face Amount before the change less the Cash Value on the effective date of the change.

Satisfactory evidence of insurability must be submitted directly to the Company in connection with a request for a change from Option A to Option B. This change may not be made if it would result in a Face Amount of less than $25,000.

  If the death benefit option is changed from Option B to Option A, the Face Amount after the change will equal the Face Amount before the change plus the Cash Value on the effective date of change.

  A change in death benefit option will not in itself result in an immediate change in the amount of a Policy's death benefit or Cash Value. No charges will be imposed upon a change from death benefit Option B to Option A. Changing from Option A to Option B, however, will result in a decrease in the Face Amount which may, in turn, result in a contingent deferred sales charge. This contingent deferred sales charge will be assessed on the decrease in Face Amount in the same manner as it would be assessed on a requested decrease in Face Amount, as discussed on page 5. In addition, if, prior to or accompanying a change in the death benefit option, there has been an increase in the Face Amount, the cost of insurance charge may be different for the increased amount. (See "Charges and Deductions--Monthly Deduction--Cost of Insurance.")

  No change in death benefit option will be permitted that results in the death benefit under a Policy being included in gross income due to not satisfying the requirements of Federal tax law. (See "Federal Tax Matters.")

  Change in Face Amount. Subject to certain limitations set forth below, an Owner may increase or decrease the Face Amount of a Policy (without changing the death benefit option) after the first Policy Anniversary. A written request for a change in the Face Amount must be sent directly to the Company. A change in Face Amount may affect the cost of insurance rate and the net amount at risk, both of which affect an Owner's cost of insurance charge. (See "Charges and Deductions--Monthly Deduction--Cost of Insurance") In addition, a change in Face Amount may have Federal income tax consequences. (See "Federal Tax Matters.")

  Any decrease in the Face Amount will become effective on the Monthly Anniversary on or following receipt of the written request by the Company. The amount of the requested decrease must be at least $5,000 and the Face Amount remaining in force after any requested decrease may not be less than the minimum amount Face Amount, generally $25,000. If, following a decrease in Face Amount, the Policy would not comply with the maximum premium limitations required by Federal tax law (see "Payment and Allocation of Premiums"), the decrease may be limited or Cash Value may be returned to the Owner (at the Owner's election), to the extent necessary to meet these requirements. A decrease in the Face Amount will reduce the Face Amount in the following order:

    (a) The Face Amount provided by the most recent increase;

    (b) The next most recent increases successively; and

    (c) The initial Face Amount.

This order of reduction will be used to determine the amount of subsequent cost of insurance charges (see "Charges and Deductions--Monthly Deduction-- Cost of Insurance"), and whether and in what amount a contingent deferred sales charge will be deducted. If the decrease in Face Amount is made against coverage that has been in effect for less than ten years and if the Policy provides for a contingent deferred sales charge, then such charge will be assessed against all Divisions proportionately. (See "Charges and Deductions-- Sales Charges--Contingent Deferred Sales Charge.")

  For an increase in the Face Amount, the Company requires that satisfactory evidence of insurability be submitted. If approved, the increase will become effective on the Monthly Anniversary on or following receipt of the satisfactory evidence of insurability. In addition, the Insured must have an Attained Age of not greater than 80 on the effective date of the increase. The amount of the increase may not be less than $5,000. The

Face Amount may not be increased more than the maximum Face Amount for that Policy, generally $500,000. However, in connection with a particular Group Contract or employer-sponsored insurance program, the Company may establish a substantially higher Face Amount for Policies issued under that Contract or program. Although an increase need not necessarily be accompanied by an additional premium (unless it is required to meet the next monthly deduction), the Cash Surrender Value in effect immediately after the increase must be sufficient to cover the next monthly deduction. (See "Charges and Deductions-- Monthly Deduction.") An increase in the Face Amount may result in certain additional charges. (See "Charges and Deductions.")

  An increase in Face Amount may be cancelled within the later of 20 days from the date the Owner received the new Policy specifications page for the increase, within 10 days of mailing the right to cancellation notice to the Owner, or within 45 days after the application for an increase was signed. Upon cancellation, any additional charges, which would not have been assessed without the increase, will be refunded to the Owner if requested. If a request for a refund is not made, the charges will be restored to the Policy's Cash Value and allocated to Divisions of the Separate Account in the same manner as they were deducted. Any contingent deferred sales charge will also be reduced to the amount that would have been in effect absent the increase. Premiums paid following an increase in Face Amount and prior to the time the right to cancel the increase expires will become part of the Policy's Cash Value and will not be subject to refund. (See "Policy Rights and Privileges--Right to Examine Policy.")

  Methods of Affecting Insurance Protection. An Owner may increase or decrease the pure insurance protection provided by a Policy--the difference between the death benefit and the Cash Value--in several ways as insurance needs change. These ways include increasing or decreasing the Face Amount, changing the level of premium payments, and, to a lesser extent, making partial withdrawals from the Policy. Although the consequences of each of these methods will depend upon the individual circumstances, they may be generally summarized as follows:

    (a) A decrease in the Face Amount will, subject to the applicable percentage limitations (see "Policy Benefits--Death Benefit," page 17), decrease the pure insurance protection and the cost of insurance charges under the Policy without reducing the Cash Value.

    (b) An increase in the Face Amount may increase the amount of pure insurance protection, depending on the amount of Cash Value and the resultant applicable percentage limitation. If the insurance protection is increased, the Policy charges generally will increase as well.

    (c) An increased level of premium payments will reduce the pure insurance protection if Option A is in effect. However, when the applicable percentage of Cash Value exceeds either the Face Amount (if Option A is in effect) or the Cash Value plus the Face Amount (if Option B is in effect), increased premium payments will increase the pure insurance protection. Increased premiums should also increase the amount of funds available to keep the Policy in force.

    (d) A reduced level of premium payments generally will increase the amount of pure insurance protection, depending on the applicable percentage limitations. If the reduced level of premium payments is insufficient to cover monthly deductions or to offset negative investment performance, Cash Value may also decrease, which in turn will increase the possibility that the Policy will lapse. (See "Payment and Allocation of Premiums--Policy Lapse and Reinstatement.")

    (e) A partial withdrawal will reduce the death benefit. (See "Policy Rights and Privileges--Surrender and Partial Withdrawals.") However, it only affects the amount of pure insurance protection and cost of insurance charges if the death benefit before or after the withdrawal is based on the applicable percentage of Cash Value, because otherwise the decrease in the death benefit is offset by the amount of Cash Value withdrawn. The primary use of a partial withdrawal is to withdraw Cash Value.

  Payment of Death Benefit Proceeds. Death benefit proceeds under the Policy ordinarily will be paid within seven days after the Company receives all documentation required for such a payment at its Home

Office. Payment may, however, be postponed in certain circumstances. (See "General Matters Relating to the Policy--Postponement of Payments.") The Owner may decide the form in which the proceeds will be paid. During the Insured's lifetime, the Owner may arrange for the death benefit proceeds to be paid in a single sum or under one or more of the optional methods of settlement described below. The death benefit will be increased by the amount of the monthly cost of insurance for the portion of the month from the date of death to the end of the month, and reduced by any outstanding Indebtedness. (See "General Matters Relating to the Policy--Additional Insurance Benefits," and "Charges and Deductions.")

  When no election for an optional method of settlement is in force at the death of the Insured, the Beneficiary may select one or more of the optional methods of settlement at any time before death benefit proceeds are paid. (See "Policy Rights and Privileges--Payment of Policy Benefits.")

  An election or change of method of settlement must be in writing. A change in Beneficiary revokes any previous settlement election. Once payments have begun, the settlement option may not be changed.

CASH VALUE

  The Cash Value of the Policy is equal to the total of the Policy's Cash Value in the Separate Account and the Loan Account. The Policy's Cash Value in the Separate Account will reflect the investment performance of the chosen Divisions of the Separate Account, the frequency and amount of net premiums paid, transfers, partial withdrawals, Policy Loans, loan account interest rate credited, and the charges assessed in connection with the Policy. An Owner may at any time surrender the Policy and receive the Policy's Cash Surrender Value. (See "Policy Rights and Privileges--Surrender and Partial Withdrawals.") There is no guaranteed minimum Cash Value.

  Determination of Cash Value. Cash Value is determined on a daily basis. On the Investment Start Date, the Cash Value in a Division will equal the portion of any net premium allocated to the Division, reduced by the portion of the monthly deductions due from the Issue Date through the Investment Start Date allocated to that Division. Depending upon the length of time between the Issue Date and the Investment Start Date, this amount may be more than the amount of one monthly deduction. (See "Payment and Allocation of Premiums.") Thereafter, on each Valuation Date, the Cash Value in a Division of the Separate Account will equal:

  (1) The Cash Value in the Division on the preceding Valuation Date, multiplied by the Division's Net Investment Factor (defined below) for the current Valuation Period; plus

  (2) Any net premium payments received during the current Valuation Period which are allocated to the Division; plus

  (3) Any loan repayments allocated to the Division during the current Valuation Period; plus

  (4) Any amounts transferred to the Division from another Division during the current Valuation Period; plus

  (5) That portion of the interest credited on outstanding Policy Loans which is allocated to the Division during the current Valuation Period; minus

  (6) Any amounts transferred from the Division during the current Valuation Period plus transfer charges if any; minus

  (7) Any partial withdrawals plus any partial withdrawal transaction charge, from the Division during the current Valuation Period; minus

  (8) Any contingent deferred sales charges incurred during the current Valuation Period in connection with a partial withdrawal or decrease in Face Amount allocated to the Division; minus

  (9) If a Monthly Anniversary occurs during the current Valuation Period, the portion of the monthly deduction allocated to the Division during the current Valuation Period to cover the Policy Month which starts during that Valuation Period. (See "Charges and Deductions.")

The Policy's Cash Value in the Separate Account equals the sum of the Policy's Cash Values in each Division.

  Net Investment Factor. The Net Investment Factor measures the investment performance of a Division during a Valuation Period. The Net Investment Factor for each Division for a Valuation Period is calculated as follows:

  (1) The value of the assets at the end of the preceding Valuation Period;
      plus

  (2) The investment income and capital gains--realized or unrealized-- credited to the assets in the Valuation Period for which the Net Investment Factor is being determined; minus

  (3) The capital losses, realized or unrealized, charged against those assets during the Valuation Period; minus

  (4) Any amount charged against each Division for taxes or other economic burden resulting from the application of tax laws, determined by the Company to be properly attributable to the Divisions of the Separate Account or the Policy, or any amount set aside during the Valuation Period as a reserve for taxes attributable to the operation or maintenance of each Division; minus

  (5) A charge not to exceed .0024547% of the net assets for each day in the Valuation Period. This corresponds to 0.90% per year for mortality and expense risks; divided by

  (6) The value of the assets at the end of the preceding Valuation Period.

  The Company may use an equivalent method to determine Cash Value in each Division on each Valuation Date in lieu of the Net Investment Factor method. This method directly determines the units of Cash Value in each Division and the corresponding unit value. Unit value is obtained as follows:

  (1) The value of assets in a Division are obtained by multiplying shares outstanding by the net asset value as of the Valuation Date; minus

  (2) A reduction based upon a charge not to exceed .0024547% of the net assets for each day in the Valuation Period is made (This corresponds to 0.90% per year for mortality and expense risk charge); divided by

  (3) Aggregate units outstanding in the Division at the end of the preceding Valuation Period.

                         POLICY RIGHTS AND PRIVILEGES

EXERCISING RIGHTS AND PRIVILEGES UNDER THE POLICIES

  Owners of Policies issued under a Group Contract or in connection with an employer-sponsored insurance program may exercise their rights and privileges under the Policies (i.e., make transfers, change premium allocations, borrow, etc.) by directly notifying the Company in writing at its Home Office. The Company will send all reports and other notices described herein or in the Policy directly to the Owner.

LOANS

  Loan Privileges. After the first Policy Anniversary, the Owner may, by written request directly to the Company, borrow an amount up to the Loan Value of the Policy, with the Policy serving as sole security for such loan. The Loan Value is equal to (a) minus (b) minus (c), where (a) is 85 percent of the Cash Value of the Policy on the date the Policy Loan is requested, (b) is the amount of any outstanding Indebtedness, and (c) is any contingent deferred sales charges. Loan interest is due and payable in arrears on each Policy Anniversary or on a pro rata basis for such shorter period as the loan may exist. The minimum amount that may be borrowed is $100. The loan may be completely or partially repaid at any time while the Insured is living. Any amount due to an Owner under a Policy Loan ordinarily will be paid within seven days after the Company receives the loan request at its Home Office, although payments may be postponed under certain circumstances. (See "General Matters Relating to the Policy--Postponement of Payments.")

  When a Policy Loan is made, Cash Value equal to the amount of the loan will be transferred to the Loan Account as security for the loan. Unless the Owner requests a different allocation, amounts will be transferred from the Divisions of the Separate Account in the same proportion that the Policy's Cash Value in each Division bears to the Policy's total Cash Value, less the Cash Value in the Loan Account, at the end of the Valuation Period during which the request for a Policy Loan is received. This will reduce the Policy's Cash Value in the Separate Account. These transactions will not be considered transfers for purposes of the limitations on transfers between Divisions.

  Loan Account Interest Rate Credited. Cash Value transferred to the Loan Account to secure a Policy Loan will accrue interest daily at an annual rate not less than five percent. The rate is declared by action of Company management as authorized by the Board of Directors of the Company. The Loan Account interest credited will be transferred to the Divisions of the Separate
Account: (1) each Policy Anniversary; (2) when a new loan is made; (3) when a loan is partially or fully repaid; and (4) when an amount is needed to meet a monthly deduction.

  Interest Rate Charged for Policy Loans. The interest rate charged will be at an annual rate of eight percent. Interest charged will be due and payable annually in arrears on each Policy Anniversary or for such shorter period as the Policy Loan may exist. If the Owner does not pay the interest charged when it is due, an amount of Cash Value equal to that which is due will be transferred to the Loan Account. (See "Effect of Policy Loans," below.) The amount transferred will be deducted from the Divisions of the Separate Account in the same proportion that the portion of the Cash Value in each Division bears to the total Cash Value of the Policy minus the Cash Value in the Loan Account.

  Effect of Policy Loans. A loan taken from, or secured by, a Policy may have Federal income tax consequences (See "Federal Tax Matters").

  Whether or not a Policy Loan is repaid, it will permanently affect the Cash Value of a Policy, and may permanently affect the amount of the death benefit, even if the loan is repaid. This is because the collateral for the Policy Loan (the amount held in the Loan Account) does not participate in the performance of the Separate Account while the loan is outstanding. If the Loan Account interest credited is less than the investment performance of the selected Division, the Policy values will be lower as a result of the loan. Conversely, if the Loan Account interest credited is higher than the investment performance of the Division, the Policy values may be higher.

  In addition, if the Indebtedness exceeds the Cash Value minus any contingent deferred sales charges on any Monthly Anniversary, the Policy may lapse, subject to a grace period. (See "Charges and Deductions.") A sufficient payment must be made within the later of the grace period of 62 days from the Monthly Anniversary immediately before the date Indebtedness exceeds the Cash Value less any contingent deferred surrender charges, or 31 days after notice that the Policy will terminate without a sufficient payment has been mailed, or the Policy will lapse and terminate without value. A lapsed Policy, however, may later be reinstated. (See "Payment and Allocation of Premiums-- Policy Lapse and Reinstatement.")

  All outstanding Indebtedness will be deducted from the proceeds payable upon the death of the Insured, surrender, or the maturity of the Policy.

  Repayment of Indebtedness. A Policy Loan may be repaid in whole or in part at any time prior to the death of the Insured and as long as a Policy is in effect. All repayments should be made directly to the Company at its Home Office. Amounts paid while a Policy Loan is outstanding will be treated as premiums unless the Owner requests in writing that they be treated as repayment of Indebtedness. When a loan repayment is made, an amount securing the Indebtedness in the Loan Account equal to the loan repayment will be transferred to the Divisions of the Separate Account in the same proportion that Cash Value in the Loan Account bears to the Cash Value in each Loan Subaccount. A Loan Subaccount exists for each Division of the Separate Account. Amounts transferred to the Loan Account to secure Indebtedness are allocated to the appropriate Loan Subaccount to reflect their origin.

SURRENDER AND PARTIAL WITHDRAWALS

  During the lifetime of the Insured and while a Policy is in force, the Owner may surrender, or make a partial withdrawal under, the Policy by sending a written request to the Company. Any restrictions are described below. The amount available upon surrender is the Cash Surrender Value (described below) at the end of the Valuation Period during which the surrender request is received at the Company's Home Office. Amounts payable upon surrender or a partial withdrawal ordinarily will be paid within seven days of receipt of the written request. (See "General Matters Relating to the Policy--Postponement of Payments.") Surrenders and partial withdrawals may have Federal income tax consequences. (See "Federal Tax Matters.")

  Surrender. To effect a surrender, the Policy itself must be returned to the Company along with the request, or the request must be accompanied by a completed affidavit of lost policy, which is available from the Company. Upon surrender, the Company will pay the Cash Surrender Value to the Owner. The Cash Surrender Value equals the Cash Value on the date of surrender, less any Indebtedness and any contingent deferred sales charge. (See "Charges and Deductions--Sales Charges--Contingent Deferred Sales Charge.") Surrender proceeds will be paid in a single sum. If the request is received on a Monthly Anniversary, the monthly deduction otherwise deductible will be included in the amount paid. Coverage under a Policy will terminate as of the date of surrender.

  Partial Withdrawals. After the first Policy Year, an Owner may make up to one partial withdrawal each Policy Month from the Separate Account. The minimum amount of a partial withdrawal, net of any transaction charges and any applicable contingent deferred sales charges, is at least $500. The minimum amount that can be withdrawn from a Division is $50, or the Policy's Cash Value in a Division, if smaller. The maximum amount that may be withdrawn, including the partial withdrawal transaction charge, is the Loan Value. The partial withdrawal transaction charge is equal to the lesser of $25 or two percent of the amount withdrawn. The Owner may allocate the amount withdrawn, subject to the above conditions, among the Divisions of the Separate Account. If no allocation is specified, then the partial withdrawal will be allocated among the Divisions of the Separate Account in the same proportion that the Policy's Cash Value in each Division bears to the total Cash Value of the Policy, less the Cash Value in the Loan Account, on the date the request for the partial withdrawal is received.

  A contingent deferred sales charge may be imposed on a partial withdrawal if the partial withdrawal results in a decrease in the Face Amount and if the decrease is made against coverage that has been in effect for less than ten years. A partial withdrawal will decrease the Face Amount in two situations. First, if the death benefit Option A is in effect and the death benefit equals the Face Amount then the partial withdrawal will decrease the Face Amount, and, thus, the death benefit by an amount equal to the partial withdrawal plus the partial withdrawal transaction charge and any applicable contingent deferred sales charge. Second, if the death benefit equals a percentage of Cash Value (whether Option A or Option B is in effect), then a partial withdrawal will decrease the Face Amount by the amount that the partial withdrawal plus the partial withdrawal transaction charge and any applicable contingent deferred sales charge exceeds the difference between the death benefit and the Face Amount. The death benefit also will be reduced in this circumstance. If Option B is in effect and the death benefit equals the Face Amount plus the Cash Value, the partial withdrawal will not reduce the Face Amount, but it will reduce the Cash Value and, thus, the death benefit by the amount of the partial withdrawal plus the partial withdrawal transaction charge. In this last situation, no contingent deferred sales charge will be deducted.

  The Face Amount will be decreased in the following order: (1) the Face Amount at issue; and (2) any increases in the same order in which they were issued. The amount of any contingent deferred sales charge deducted will be that which is in effect for the Face Amount at issue or the increase being decreased. Where the decrease causes a partial reduction in an increase or the Face Amount at issue, a proportionate share of the contingent deferred sales charge for that increase or the Face Amount at issue will be deducted. This charge is described in more detail under "Charges and Deductions--Sales Charges-- Contingent Deferred Sales Charge."

  Generally, the partial withdrawal transaction charge and any contingent deferred sales charge imposed in connection with a partial withdrawal will be allocated among the Divisions of the Separate Account in the same proportion as the partial withdrawal is allocated. If, following a partial withdrawal, insufficient funds remain in a Division to pay the partial withdrawal transaction charge and any contingent deferred sales charges allocated to a Division, the unpaid charges will be allocated equally among the remaining Divisions. In addition, an Owner may request that the partial withdrawal transaction charge and any contingent deferred sales charges applicable to an amount withdrawn from a Division be paid from the Owner's Cash Value in another Division. No amount may be withdrawn that would result in there being insufficient Cash Value to meet any contingent deferred sales charges that would be payable upon the surrender of the remaining Cash Value immediately following the partial withdrawal.

  The Face Amount remaining in force after a partial withdrawal may not be less than $25,000. Any request for a partial withdrawal that would reduce the Face Amount below this amount will not be executed.

  Partial withdrawals may affect the way in which the cost of insurance charge is calculated and the amount of pure insurance protection afforded under a Policy. (See "Policy Benefits--Death Benefit--Methods of Affecting Insurance Protection.")

TRANSFERS

  Under the Company's current rules, a Policy's Cash Value, except amounts credited to the Loan Account, may be transferred among the Divisions of the Separate Account. Requests for transfers from or among Divisions of the Separate Account must be made in writing directly to the Company and may be made once each Policy Month. Transfers must be in amounts of at least $250 or, if smaller, the Policy's Cash Value in a Division. The Company will effectuate transfers and determine all values in connection with transfers as of the end of the Valuation Period during which the transfer request is received.

  All requests received on the same Valuation Day will be considered a single transfer request. Each transfer must meet the minimum requirement of $250 or the entire Cash Value in a Division. Where a single transfer request calls for more than one transfer, and not all of the transfers would meet the minimum requirements, the Company will effectuate those transfers that do meet the requirements. Transfers resulting from Policy Loans will not be counted for purposes of the limitations on the amount or frequency of transfers allowed in each month or year.

  Although the Company currently intends to continue to permit transfers for the foreseeable future, the Policy provides that the Company may modify the transfer privilege, by changing the minimum amount transferable, by altering the frequency of transfers, by imposing a transfer charge, by prohibiting transfers, or in such other manner as the Company may determine at its discretion.

RIGHT TO EXAMINE POLICY

  The Owner may cancel a Policy within 10 days after receiving it or such longer period required by state law. If a Policy is cancelled within this time period, a refund will be paid. The refund will equal all premiums paid under the Policy.

  To cancel the Policy, the Owner should mail or deliver the Policy directly to the Company. A refund of premiums paid by check may be delayed until the check has cleared the Owner's bank. (See "General Matters Relating to the Policy--Postponement of Payments.")

  A request for an increase in Face Amount (see "Policy Benefits--Death Benefit,") also may be cancelled. The request for cancellation must be made within the latest of 20 days from the date the Owner received the new Policy specifications pages for the increase, 10 days of mailing the right to cancellation notice to the Owner, or 45 days after the Owner signed the application for the increase.

  Upon cancellation of an increase, the Owner may request that the Company refund the amount of the additional charges deducted in connection with the increase. This will equal the amount by which the monthly deductions since the increase went into effect exceeded the monthly deductions which would have been made absent the increase (see "Charges and Deductions--Monthly Deduction.") If no request is made, the Company will increase the Policy's Cash Value by the amount of these additional charges. This amount will be allocated among the Divisions of the Separate Account in the same manner as it was deducted. The contingent deferred sales charge also will be reduced to the amount that would have been in effect absent the increase (see "Charges and Deductions--Sales Charges--Contingent Deferred Sales Charge.")

CONVERSION RIGHT TO A FIXED BENEFIT POLICY

  Once during the first 24 Policy Months following the Issue Date of the Policy, the Owner may, upon written request, convert a Policy still in force to a life insurance policy that provides for benefits that do not vary with the investment return of the Divisions of the Separate Account. In the event a Certificate has been amended to operate as an Individual Policy following an Insured's change in eligibility under a Group Contract, the conversion right will be measured from the Issue Date of the original Certificate. (See "Policy Rights and Privileges--Eligibility Change Conversion," below). No evidence of insurability will be required when this right is exercised. However, the Company will require that the Policy be in force and that the Owner repay any existing Indebtedness. At the time of the conversion, the new Policy will have, at the Owner's option, either the same death benefit or the same net amount at risk as the original Policy. The new Policy will also have the same Issue Date and Issue Age as the original Policy. The premiums for the new Policy will be based on the Company's rates in effect for the same Issue Age and rate class as the original Policy.

ELIGIBILITY CHANGE CONVERSION

  If an Insured's eligibility under a Group Contract or employer-sponsored insurance program ends due to its termination or due to the termination of the employee's employment, the Insured's coverage will continue unless the Policy is no longer in force. Even if the Policy is not in force due to lapse, the right to reinstate and thus to convert a lapsed Policy will not be affected by the change in the employee's eligibility during the reinstatement period.

  If a Certificate was issued under the Group Contract, the Certificate will be amended automatically so that it will continue in force as an Individual Policy. The rights, benefits, and guaranteed charges will not be altered by this amendment. The amendment will be mailed to the Owner within 31 days after the Company receives written notice that (a) the employee's employment ended or (b) after the termination of the Group Contract. If, at the time the conversion occurs, the Policy is in a grace period (see "Payment and Allocation of Premiums--Policy Lapse and Reinstatement,") any premium necessary to prevent the Policy from lapsing must be paid to the Company at its Home Office before the new Individual Policy will be mailed. A new planned premium schedule will be established which will have the same planned annual premium utilized under the Group Contract, but, ordinarily, the planned payment intervals will be no more frequent than quarterly. The Company may allow payment of planned premium through periodic (usually monthly) authorized electronic funds transfer. Of course, unscheduled premium payments can be made at any time. (See "Payment and Allocation of Premiums--Premiums.")

  If an Individual Policy was issued under the Group Contract or other employer-sponsored insurance program, the Policy will continue in force following the change in eligibility. The rights, benefits, and guaranteed charges under the Policy will remain the same following this change in eligibility.

  When an employee's spouse is the Insured under a Policy, the spouse's insurance coverage also will continue in the event the employee is no longer eligible. If a Certificate was originally issued to the employee's spouse, the Certificate will be amended automatically as described above. If an Individual Policy was originally issued, the Individual Policy will continue as described above. In addition, if an Associated Company ceases be to under common control with the Contractholder, the Insureds of the Associated Company (i.e., employees of the Associated Company and their spouses) may continue their insurance in the manner described above.

PAYMENT OF BENEFITS AT MATURITY

  If the Insured is living and the Policy is in force, the Company will pay the Cash Surrender Value of the Policy to the Owner on the Maturity Date. An Owner may elect to have amounts payable on the Maturity Date paid in a single sum or under a settlement option. (See "Policy Rights and Privileges--Payment of Policy Benefits.") Amounts payable on the Maturity Date ordinarily will be paid within seven days of that date, although payment may be postponed under certain circumstances. (See "General Matters Relating to the Policy-- Postponement of Payments.") A Policy will mature if and when the Insured reaches Attained Age 95.

PAYMENT OF POLICY BENEFITS

  Settlement Options. The Company may offer settlement options that apply to the payment of death benefit proceeds, as well as to benefits payable at maturity. Once a settlement option is in effect, there will no longer be value in the Separate Account.

  Accelerated Death Benefits. The Company offers certain riders which permit the Owner to elect to receive an accelerated payment of the Policy's death benefit in a reduced amount under certain circumstances. (See "General Matters Relating to the Policy--Additional Insurance Benefits.")

                            CHARGES AND DEDUCTIONS

  Charges will be deducted in connection with the Policies to compensate the Company for providing the insurance benefits set forth in the Policies and any additional benefits added by rider, administering the Policies, incurring expenses in distributing the Policies, and assuming certain risks in connection with the Policies. The Company may realize a profit on one or more of these charges, such as the mortality and expense risk charge. We may use any such profits for any corporate purpose, including, among other things, payments of sales expenses.

SALES CHARGES

  Sales charges may be assessed under the Policies. The sales charge, if any, will be a deferred charge ("contingent deferred sales charge"), or a combination of a front-end charge ("premium expense charge") and a contingent deferred sales charge. Whether a premium expense charge will be deducted depends on whether a Policy is deemed to be an individual contract under OBRA. The amount of the contingent deferred sales charge will depend primarily on the first-year commissions paid to the broker-dealers distributing the Policies and the determination of contract type under OBRA. The contingent deferred sales loads applicable to a particular Policy will depend on the commission rates agreed to by the Contractholder or employer and the broker-dealer. The rates typically reflect the services rendered by the broker-dealer in enrolling a particular group, the number of employees in the group, and other costs incurred by the broker-dealer. There are four possible combinations of first year commissions and contract categories for federal tax purposes under OBRA and four corresponding sales charge configurations which are set forth in the Schedule of Sales Charges below. No other charges or combination of charges are permitted.

                           SCHEDULE OF SALES CHARGES

                                 OBRA
      1ST YEAR                 CONTRACT
     COMMISSION                CATEGORY                              SALES CHARGES
     ----------               ----------                         ----------------------------------------------
                                                                 CDSL*                         PE**
                                                                 -----                         ----
         0%                     Group                              0%                           0%
         0%                   Individual                           0%                           1%
        15%                     Group                             30%                           0%
        14%                   Individual                          28%                           1%

--------
  *Contingent deferred sales charges (percentage of first year premiums). **Premium expense charge (percentage of each premium paid).

The sales charges will not change in the event that an Insured is no longer eligible under a Group Contract or employer-sponsored insurance program, but continues coverage on an individual basis.

  As the foregoing schedule indicates the total sales charges imposed on premiums paid during the first Policy Year following the Issue Date will not exceed 30 percent of the premiums actually paid up to the guideline annual premium for the Face Amount at issue of a particular Policy. Likewise, the total sales charge on premiums associated with an increase paid during the first 12 Policy Months after the effective date of the increase will not exceed 30 percent of premiums paid up to the guideline annual premium for the increase. In no event will the total sales charges on premiums paid up to 20 times the guideline annual premium for the increase or Face Amount at issue exceed 9 percent of those premiums.

  The guideline annual premium depends upon the Insured's Attained Age (on the Issue Date or on the effective date of a requested increase). The guideline annual premium will be fixed and determined on the Issue Date or the effective date of any requested increase in Face Amount and will be set forth in the Policy's specifications pages and in the new specifications pages issued upon an increase.

  Because additional premium payments are not required to fund a requested increase in Face Amount, a special rule applies to determine the amount of premiums associated with the increase. In general, the premiums associated with the increase will equal the sum of a proportionate share of the Cash Surrender Value on the effective date of the increase, before any deductions are made, plus a proportionate share of any premium payments actually made on or after the effective date of the increase. This means that, in effect, a portion of the existing Cash Value will be deemed to be a premium payment for the increase, and subsequent premium payments will be prorated. The proportion of existing Cash Value and subsequent premium payments associated with the increase will be based on the relative guideline annual premium payments for the increase and for the Policy's initial Face Amount.

  Premium Expense Charge. Prior to allocation of net premiums among the Divisions of the Separate Account, premium payments will be reduced by the premium expense charge. The premium expense charge is equal to a percentage of each premium paid as set forth on the specifications pages of the Policy. The charge will either be zero ("0") or one percent, depending on whether the Policy is determined to be a group or individual contract under OBRA. As a result of OBRA, insurance companies are generally required to capitalize and amortize certain policy acquisition expenses over a ten year period rather than currently deducting such expenses. A higher capitalization expense applies to the deferred acquisition expenses of Policies that are deemed to be individual contracts under OBRA and will result in a significantly higher corporate income tax liability for the Company in early Policy Years. Thus, under Policies that are deemed to be individual contracts under OBRA, the Company makes a premium expense charge of 1% of each premium payment to compensate the Company for the anticipated higher corporate income taxes that result from the sale of such a Policy. Among other possible employer-sponsored programs, Corporate Program Policies are deemed to be individual contracts.

  The premium payment less the premium expense charge and the premium tax charge (see "Charges and Deductions--Premium Tax Charge,") equals the net premium.

  Contingent Deferred Sales Charge. During the first ten Policy Years, the Company may assess a charge upon surrender or lapse of the Policy, a requested decrease in Face Amount, or a partial withdrawal that causes the Face Amount to decrease. The amount of the charge assessed, if any, will depend on a number of factors, including the commission rate paid to the broker-dealer distributing the Policy, the allocation of the total sales load between the premium expense charge and the contingent deferred sales charge as is set forth in the chart above, whether the event is a full surrender or lapse or a decrease in Face Amount, the amount of premiums received by the Company, and the Policy Year in which the surrender or other event takes place. As set forth in the above Schedule of Charges, if no commissions are paid no contingent deferred sales charge will be imposed.

  If a contingent deferred sales charge is calculated for a particular Policy, the Company will also calculate an additional charge for each increase in Face Amount. The additional charge will be assessed upon surrender, lapse, or decrease in Face Amount following the increase. The additional charge will apply for the first ten years following the effective date of the increase in Face Amount and will depend on factors similar to those affecting the amount of the basic contingent deferred sales charge.

  Calculation of Charge. The contingent deferred sales charge, if any, is calculated separately for the initial Face Amount and for any increase in Face Amount. Assuming no increases in Face Amount have yet become effective, if a Policy with a contingent deferred sales charge is surrendered, the charge will be equal to a percentage of premiums paid during the first Policy Year up to the guideline annual premium for the initial Face Amount. The percentage, either 30 percent or 28 percent of premiums actually paid during the first Policy Year, will be set forth in the Policy's specifications pages. The amount of the charge will decrease each year after the first Policy Year by one-tenth of the total charge until it reaches zero at the end of ten Policy Years (see table below).

  If an increase in Face Amount has gone into effect and the Policy is surrendered within the first 12 Policy Months after the effective date of increase, the additional charge, if any, associated with the increase will equal a percentage of premiums associated with the increase which are received within the 12 Policy Months of the increase, up to the guideline premium for the increase. The percentage charged will be the same as that for the initial Face Amount and will be set forth in the specifications pages issued in connection with the increase. The charge applicable to an increase in Face Amount will decrease by one-tenth of the total charge each year after the first year that the increase is in effect until it reaches zero at the end of ten years, as shown below.

  The timing of premium payments may affect the amount of the contingent deferred sales charge under a Policy, as the charge is based only on premiums actually paid in the first Policy Year or in the first 12 Policy Months after an increase in Face Amount.

               CONTINGENT DEFERRED SALES CHARGE PERCENTAGE TABLE

                                                          PERCENTAGE OF THE CDSL
      POLICY YEAR:*                                              PAYABLE:
      -------------                                       ----------------------
      1..................................................          100%
      2..................................................           90%
      3..................................................           80%
      4..................................................           70%
      5..................................................           60%
      6..................................................           50%
      7..................................................           40%
      8..................................................           30%
      9..................................................           20%
      10.................................................           10%
      11 and later.......................................            0%

--------
  * For requested increases, years are measured from the effective date of the increase.

  Charge Assessed Upon Decreases. Assuming there has been no prior requested increase in Face Amount, the amount of the contingent deferred sales charge deducted upon a decrease in Face Amount will equal a fraction of the charge that would be deducted if the Policy were surrendered at that time. The fraction will be determined by dividing the amount of the decrease by the Policy's Face Amount before the decrease and multiplying the result by the charge.

  If there has been a prior increase in Face Amount, the amount of the charge will depend on whether the initial Face Amount or subsequent increases in Face Amount are being decreased, which in turn will depend on whether the decrease arises from a partial withdrawal or a requested decrease in Face Amount. (See "Policy Rights and Privileges--Surrender and Partial Withdrawals," page 24, and "Policy Benefits--Death Benefit--Change in Face Amount.") Where the decrease causes a partial reduction in an increase or in the initial Face Amount a proportionate share of the contingent deferred sales charge for that increase or the initial Face Amount will be deducted.

PREMIUM TAX CHARGE

  Various states and subdivisions impose a tax on premiums received by insurance companies. Premium taxes vary from jurisdiction to jurisdiction. Generally, to cover these premium taxes premium payments will be reduced by a premium tax charge of 2 percent from all Policies. However, the Company may impose a premium tax charge of 2 1/4 percent for premium taxes on premiums remitted in connection with Policies issued under an Executive Program.

MONTHLY DEDUCTION

  Charges will be deducted monthly from the Cash Value of each Policy ("monthly deduction") to compensate the Company for (a) certain administrative costs; (b) insurance underwriting and acquisition expenses in connection with issuing a Policy; (c) the cost of insurance; and (d) the cost of optional benefits added by rider. The monthly deduction will be deducted on the Investment Start Date and on each succeeding Monthly Anniversary. It will be allocated among each Division of the Separate Account in the same proportion that a Policy's Cash Value in each Division bears to the total Cash Value of the Policy, less the Cash Value in the Loan Account, on the date the deduction is made. Because portions of the monthly deduction, such as the cost of insurance, can vary from month to month, the monthly deduction itself will vary in amount from month to month.

  Monthly Administrative Charge. The Company has responsibility for the administration of the Policies and the Separate Account. Administrative expenses include premium billing and collection, recordkeeping, processing death benefit claims, cash surrenders, partial withdrawals, Policy changes, reporting and overhead costs, processing applications, and establishing Policy records. As reimbursement for administrative expenses related to the maintenance of each Policy and the Separate Account, the Company assesses a monthly administration charge from each Policy. The amount of this charge is set forth in the specifications pages of the Policy and depends on the number of employees eligible to be covered at issue of a Group Contract or an employer-sponsored insurance program. The following table sets forth the range of monthly administrative charges under the Policy:

     ELIGIBLE EMPLOYEES             FIRST YEAR                     SUBSEQUENT YEARS
     ------------------             ----------                     ----------------
     250-499....................... $5.00.........................      $2.50
     500-999....................... $4.75.........................      $2.25
     1000+......................... $4.50.........................      $2.00

For Group Contracts or other employer-sponsored insurance programs with fewer than 250 eligible employees, those with additional administrative costs, or those that are offered as Executive Programs, the monthly administrative charge may be higher, but will not exceed $6.00 per month during the first Policy Year and $3.50 per month in renewal years.

  These charges, once established at the time a Policy is issued, are guaranteed not to increase over the life of the Policy. Nor will the administrative charge change in the event that the Insured is no longer eligible for group coverage, but continues coverage on an individual basis. In addition, where the Company believes that lower administrative costs will be incurred in connection with a particular Group Contract or employer-sponsored insurance program due to the number of eligible employees or administrative support provided by the employer, the Company may modify the above schedule for that Group Contract or other employer-sponsored insurance program. The amount of the administrative charge applicable to a particular Policy will be set forth in specifications pages for that Policy.

  Cost of Insurance. The cost of insurance is deducted on each Monthly Anniversary for the following Policy Month. Because the cost of insurance depends upon a number of variables, the cost will vary for each Policy Month. The cost of insurance is determined separately for the initial Face Amount and for any subsequent increases in Face Amount. The Company will determine the monthly cost of insurance charge by multiplying the applicable cost of insurance rate or rates by the net amount at risk for each Policy Month.

  The cost of insurance rates are determined at the beginning of each Policy Year for the initial Face Amount and each increase in Face Amount. The current cost of insurance rates will be determined by the Company based on its expectations as to future mortality experience. The Company currently issues the Policies on a guaranteed issue or simplified underwriting basis without regard to the sex of the Insured. Whether a Policy is issued on a guaranteed issue or simplified underwriting basis does not affect the cost of insurance charge determined for that Policy.

  The current cost of insurance rates will be based on the Attained Age of the Insured, the rate class of the Insured, and the gender mix (i.e., the proportion of men and women covered under a particular Group Contract or employer-sponsored program). The cost of insurance rates generally increase as the Insured's Attained Age increases. An Insured's rate class is generally based on the number of eligible employees as well as other factors that may affect the mortality risks assumed by the Company in connection with a particular Group Contract or employer-sponsored insurance program. All other factors being equal, the cost of insurance rates generally decrease by rate class as the number of eligible employees in the rate class increase. The Company reserves the right to change criteria on which a rate class will be based in the future.

  The Company will estimate the gender mix of the pool of Insureds under a Group Contract or employer-sponsored insurance program upon issuance of the Contract. Each year on the Group Contract or employer-sponsored insurance program's anniversary, the Company may adjust the rate to reflect the actual gender mix for the particular group. In the event that the Insured's eligibility under a Group Contract (or other employer-sponsored insurance program) ceases, the cost of insurance rate will continue to reflect the gender mix of the pool of Insureds at the time the Insured's eligibility ceased. However, at some time in the future, the Company reserves the right to base the gender mix and rate class on the group consisting of those Insureds who are no longer under a Group Contract or employer-sponsored program.

  The current cost of insurance rates will not be greater than the guaranteed cost of insurance rates set forth in the Policy. These guaranteed rates are 125 percent of the maximum rates that could be charged based on the 1980 Commissioners Standard Ordinary Mortality Table C ("1980 CSO Table"). The guaranteed rates are higher than 100 percent of the maximum rates in the 1980 CSO Table because the Company uses guaranteed or simplified underwriting procedures whereby the insured is not required to submit to a medical or paramedical examination. The current cost of insurance rates are generally lower than 100 percent of the 1980 CSO Table. Any change in the actual cost of insurance rates, except those changes made to adjust for changes in the gender mix of the pool of Insureds under a particular Group Contract or employer-sponsored insurance program, will apply to all persons of the same Attained Age and rate class whose initial Face Amounts or increases in Face Amount have been in force for the same length of time. (For purposes of computing guideline premiums under Section 7702 of the Internal Revenue Code of 1986, as amended, the Company will use 100 percent of the 1980 CSO Table.)

  The net amount at risk for a Policy Month is (a) the death benefit at the beginning of the Policy Month divided by 1.0040741 (which reduces the net amount at risk, solely for purposes of computing the cost of insurance, by taking into account assumed monthly earnings at an annual rate of five percent), less (b) the Cash Value at the beginning of the Policy Month.

  The net amount at risk may be affected by changes in the Cash Value or changes in the Face Amount of the Policy. If there is an increase in the Face Amount and the rate class applicable to the increase is different from that for the initial Face Amount, the net amount at risk will be calculated separately for each rate class. If Option A is in effect, for purposes of determining the net amounts at risk for each rate class, Cash Value will first be considered a part of the initial Face Amount. If the Cash Value is greater than the initial Face Amount, the excess Cash Value will then be considered a part of each increase in order, starting with the first increase. If Option B is in effect, the net amount at risk for each rate class will be determined by the Face Amount associated with that rate class. In calculating the cost of insurance charge, the cost of insurance rate for a Face Amount is applied to the net amount at risk for the corresponding rate class.

  Because the calculation of the net amount at risk is different under Option A and Option B when more than one rate class is in effect, a change in the death benefit option may result in a different net amount at risk for each rate class than would have occurred had the death benefit option not been changed. Since the cost of insurance is calculated separately for each rate class, any change in the net amount at risk resulting from a change in the death benefit option may affect the total cost of insurance paid by the Owner.

  Partial withdrawals and decreases in Face Amount will affect the manner in which the net amount at risk for each rate class is calculated. (See "Policy Benefits--Death Benefit," page 17, and "Policy Rights and Privileges-- Surrender and Partial Withdrawals.")

  Additional Insurance Benefits. The monthly deduction will include charges for any additional benefits provided by rider. (See "General Matters Relating to the Policy--Additional Insurance Benefits.")

PARTIAL WITHDRAWAL TRANSACTION CHARGE

  A transaction charge which is the lesser of $25 or two percent of the amount withdrawn will be assessed on each partial withdrawal, to cover the administrative costs incurred in processing the partial withdrawal.

SEPARATE ACCOUNT CHARGES

  Mortality and Expense Risk Charge. The Company will deduct a daily charge from the Separate Account at a rate not to exceed .0024547% of the net assets of each Division of the Separate Account, which equals an annual rate of .90% of those net assets. This deduction is guaranteed not to increase for the duration of the Policy. The Company may realize a profit from this charge.

  The mortality risk assumed by the Company is that Insureds may die sooner than anticipated and that therefore the Company will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed is that expenses incurred in issuing and administering the Policy will exceed the amounts realized from the administrative charges assessed against the Policy.

  Federal Taxes. Currently no charge is made to the Separate Account for Federal income taxes that may be attributable to the Separate Account. The Company may, however, make such a charge in the future. Charges for other taxes, if any, attributable to the Account may also be made. (See "Federal Tax Matters.")

  Expenses of American Series Fund. The value of the net assets of the Separate Account will reflect the investment advisory fee and other expenses incurred by American Series Fund. (See "The Company and the Separate Account-- American Variable Insurance Series.")

                    GENERAL MATTERS RELATING TO THE POLICY

POSTPONEMENT OF PAYMENTS

  Payment of any amount due from the Separate Account upon surrender, partial withdrawals, election of an accelerated death benefit under a rider, death of the Insured, or the Maturity Date, as well as payments of a Policy loan and transfers, may be postponed whenever: (i) the New York Stock Exchange is closed other than customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the SEC; (ii) the SEC by order permits postponement for the protection of Owners; or (iii) an emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account's net assets.

  Payments under the Policy of any amounts derived from premiums paid by check may be delayed until such time as the check has cleared the Owner's bank.

THE CONTRACT

  The Policy, the attached application, any riders, endorsements, any application for an increase in Face Amount, and any application for reinstatement constitute the entire contract between the Owner and the Company. Apart from the rights and benefits described in the Certificate or Individual Policy and incorporated by reference into the Group Contract, the Owner has no rights under the Group Contract. All statements made by the Insured in the application are considered representations and not warranties, except in the case of fraud. Only statements in the application and any supplemental applications can be used to contest a claim or the validity of the Policy. Any change to the Policy must be approved in writing by the President, a Vice President, or the Secretary of the Company. No agent has the authority to alter or modify any of the terms, conditions, or agreements of the Policy or to waive any of its provisions.

CONTROL OF POLICY

  The Insured will be considered Owner of the Policy unless another person is shown as the Owner in the application. Ownership may be changed, however, as described below. The Owner is entitled to all rights provided by the Policy, prior to its Maturity Date. After the Maturity Date, the Owner cannot change the payee nor the mode of payment, unless otherwise provided in the Policy. Any person whose rights of ownership depend upon some future event will not possess any present rights of ownership. If there is more than one Owner at a given time, all must exercise the rights of ownership. If the Owner should die, and the Owner is not the Insured, the Owner's interest will go to his or her estate unless otherwise provided.

BENEFICIARY

  The Beneficiary(ies) is (are) the person(s) specified in the application or by later designation. Unless otherwise stated in the Policy, the Beneficiary has no rights in a Policy before the death of the Insured. If there is more than one Beneficiary at the death of the Insured, each will receive equal payments unless otherwise provided by the Owner. If no Beneficiary is living at the death of the Insured, the proceeds will be payable to the Owner or, if the Owner is not living, to the Owner's estate.

CHANGE OF OWNER OR BENEFICIARY

  The Owner may change the ownership and/or Beneficiary designation by written request in a form acceptable to the Company at any time during the Insured's lifetime. The Company may require that the Policy be returned for endorsement of any change. The change will take effect as of the date the request is signed, whether or not the Insured is living when the request is received at the Company's Home Office. The
Company will not be liable for any payment made or action taken before the Company received the written request for change. If the Owner is also a Beneficiary of the Policy at the time of the Insured's death, the Owner may, within 60 days of the Insured's death, designate another person to receive the Policy proceeds.

POLICY CHANGES

  The Company reserves the right to limit the number of Policy changes to one per Policy Year and to restrict such changes in the first Policy Year. Currently, no change may be made during the first Policy Year. For this purpose, changes include increases or decreases in Face Amount and changes in the death benefit option. No change will be permitted that would result in the death benefit under a Policy being included in gross income due to not satisfying the requirements of Section 7702 of the Internal Revenue Code or any applicable successor provision.

CONFORMITY WITH STATUTES

  If any provision in a Policy is in conflict with the laws of the state governing the Policy, the provision will be deemed to be amended to conform to such laws.

CLAIMS OF CREDITORS

  To the extent permitted by law, neither the Policy nor any payment thereunder will be subject to the claims of creditors or to any legal process.

INCONTESTABILITY

  The Policy is incontestable after it has been in force for two years from the Issue Date during the lifetime of the Insured. An increase in Face Amount or addition of a rider after the Issue Date is incontestable after such increase or addition has been in force for two years from its effective date during the lifetime of the Insured. Any reinstatement of a Policy is incontestable, except for nonpayment of premiums, only after it has been in force during the lifetime of the Insured for two years after the effective date of the reinstatement.

ASSIGNMENT

  The Company will be bound by an assignment of a Policy only if: (a) it is in writing; (b) the original instrument or a certified copy is filed with the Company at its Home Office; and (c) the Company sends an acknowledged copy to the Owner. The Company is not responsible for determining the validity of any assignment. Payment of Policy proceeds is subject to the rights of any assignee of record. If a claim is based on an assignment, the Company may require proof of the interest of the claimant. A valid assignment will take precedence over any claim of a Beneficiary.

SUICIDE

  Suicide within two years of the Issue Date is not covered by the Policy. If the Insured dies by suicide, while sane or insane, within two years from the Issue Date (or within the maximum period permitted by the laws of the state in which the Policy was delivered, if less than two years), the amount payable will be limited to premiums paid, less any partial withdrawals and outstanding Indebtedness. If the Insured, while sane or insane, dies by suicide within two years after the effective date of any increase in Face Amount, the death benefit for that increase will be limited to the amount of the monthly deductions for the increase.

  If the Insured is a Missouri citizen when the Policy is issued, this provision does not apply on the Issue Date of the Policy, or on the effective date of any increase in Face Amount, unless the Insured intended suicide at the time of application for the Policy or any increase in Face Amount.

MISSTATEMENT OF AGE AND CORRECTIONS

  If the age of the Insured has been misstated in the application, the amount of the death benefit will be that which the most recent cost of insurance charge would have purchased for the correct age.

  Any payment or Policy changes made by the Company in good faith, relying on its records or evidence supplied with respect to such payment, will fully discharge the Company's duty. The Company reserves the right to correct any errors in the Policy.

ADDITIONAL INSURANCE BENEFITS

  Subject to certain requirements, one or more of the following additional insurance benefits may be added to a Policy by rider. However, some Group Contracts or employer-sponsored insurance programs may not offer each of the additional benefits described below. Certain riders may not be available in all states. In addition, should it be determined that the tax status of a Policy as life insurance is adversely affected by the addition of any of these riders, the Company will cease offering such riders. The descriptions below are intended to be general; the terms of the Policy riders providing the additional benefits may vary from state to state, and the Policy should be consulted. The cost of any additional insurance benefits will be deducted as part of the monthly deduction. (See "Charges and Deductions--Monthly Deduction.")

  Waiver of Monthly Deductions Rider. Provides for the waiver of the monthly deductions while the Insured is totally disabled, subject to certain limitations described in the rider. The Insured must have become disabled before age 65.

  Accidental Death Benefit Rider. Provides additional insurance if the Insured's death results from accidental bodily injury, as defined in the rider. Under the terms of the rider, the additional benefits provided in the Policy will be paid upon receipt of proof by the Company that death resulted directly from accidental injury and independently of all other causes; occurred within 120 days from the date of injury; and occurred before the Policy Anniversary nearest age 70 of the Insured.

  Children's Life Insurance Rider. Provides for term insurance on the Insured's children, as defined in the rider. To be eligible for insurance under the rider, the child to be insured must not be confined in a hospital at the time the application is signed. Under the terms of the rider, the death benefit will be payable to the named Beneficiary upon the death of any insured child. Upon receipt of proof of the Insured's death before the rider terminates, the rider will be continued on a fully paid-up term insurance basis.

  HIV Acceleration of Death Benefits Rider. Provides for the Owner's election for the Company to make an accelerated payment, prior to the death of the Insured upon receipt of satisfactory evidence that the Insured has tested seropositive for the human immunodeficiency virus ("HIV") after both the Policy and rider are issued. The Company will pay the Policy's death benefit (less any Indebtedness and any term insurance added by riders), calculated on the date that the Company receives satisfactory evidence that the Insured has tested seropositive for HIV, reduced by a $100 administrative processing fee. The Company will pay the accelerated benefit to the Owner in a single payment in full settlement of the Company's obligations under the Policy. The rider may be added to the Policy only after the Insured satisfactorily meets certain underwriting requirements which will generally include a negative HIV test result to a blood or other screening test acceptable to the Company.

  The Federal income tax consequences associated with (i) adding the HIV Acceleration of Death Benefit Rider or (ii) receiving the benefit provided under the rider are uncertain. Accordingly, we urge you to consult a tax adviser about such consequences before adding the HIV Acceleration of Death Benefit Rider to your Policy or requesting a benefit under the rider.

  Accelerated Death Benefit Settlement Option Rider. Provides for the accelerated payment of a portion of death benefit proceeds in a single sum to the Owner if the Insured is terminally ill or permanently confined to a nursing home. Under the rider, which is available at no additional cost, the Owner may make a voluntary election to completely settle the Policy in return for the Company's accelerated payment of a reduced death benefit. The Owner may make such an election under the rider if evidence, including a certification from a licensed physician, is provided to the Company that the Insured (1) has a life expectancy of 12 months or less or (2) is permanently confined to a qualified nursing home and is expected to remain there until death. Any irrevocable beneficiary and assignees of record must provide written authorization in order for the Owner to receive the accelerated benefit. The Accelerated Death Benefit Settlement Option Rider is not available with Corporate Programs.

  The amount of the death benefit payable under the rider will equal the cash surrender value under the Policy on the date the Company receives satisfactory evidence of either (1) or (2), above, (less any

Indebtedness and any term insurance added by other riders) plus the product of the applicable "benefit factor" multiplied by the difference of (a) minus (b), where (a) equals the Policy's death benefit proceeds, and (b) equals the Policy's cash surrender value. The "benefit factor", in the case of terminal illness, is 0.85 and, in the case of permanent nursing home confinement, is 0.70.

  Pursuant to the recently enacted Health Insurance Portability and Accountability Act of 1996, the Company believes that for federal income tax purposes an accelerated death benefit payment made under the Accelerated Death Benefit Settlement Option Rider should be fully excludable from the gross income of the Beneficiary, as long as the Beneficiary is the Insured under the Policy. However, you should consult a qualified tax adviser about the consequences of adding this Rider to a Policy or requesting an accelerated death benefit payment under this Rider.

RECORDS AND REPORTS

  The Company will maintain all records relating to the Separate Account and will mail to the Owner once each Policy Year, at the last known address of record, a report which shows the current Policy values, premiums paid, deductions made since the last report, and any outstanding Policy Loans. The Owner will also be sent without comment periodic reports for the American Series and a list of the portfolio securities held in each Fund. Receipt of premium payments directly from the Owner, transfers, partial withdrawals, Policy Loans, loan repayments, changes in death benefit options, increases or decreases in Face Amount, surrenders and reinstatements will be confirmed promptly following each transaction.

  An Owner may request in writing a projection of illustrated future Cash Surrender Values and death benefits. This projection will be furnished by the Company for a nominal fee.

                         DISTRIBUTION OF THE POLICIES

  Walnut Street Securities, Inc. ("Walnut Street") acts as principal underwriter of the Policies pursuant to an Underwriting Agreement with the Company. Walnut Street is a wholly-owned subsidiary of General American Holding Company, which is an affiliate of the Company. Walnut Street is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers. Walnut Street's Internal Revenue Service Employer Identification Number is 43-1333368. It is a Missouri corporation and was formed May 4, 1984. The Policies will be sold by broker-dealers who have entered into written sales agreements with Walnut Street.

  Broker-dealers will receive commissions based on a commission schedule in the sales agreements with the Company and Walnut Street. Broker-dealers compensate their registered representative agents. First-year commissions are based on a percentage of first-year premiums. The first-year commissions are either zero ("0"), 14, or 15 percent. Renewal commissions are not paid.

  Walnut Street received $510 in commissions on the Policies for the year ended December 31, 1997; $220 for the year ended December 31, 1996; and zero for the year ended December 31, 1995.

                   GENERAL PROVISIONS OF THE GROUP CONTRACT

ISSUANCE

  The Group Contract will be issued upon receipt of a signed application for Group Insurance signed by a duly authorized officer of the employer and acceptance by a duly authorized officer of the Company at its Home Office.

PREMIUM PAYMENTS

  The Contractholder will remit planned premium payments for Insureds of the Contractholder or an Associated Company in an amount authorized by the employee to be deducted from his wages. All planned premiums under a Group Contract must be remitted in advance to the Company. The planned premium payment interval is agreed to by the Contractholder and the Company. Prior to each planned payment interval, the Company will furnish the Contractholder with a statement of the planned premium payments to be made under the Group Contract or such other notification as has been agreed to by the Contractholder and the Company.

GRACE PERIOD

  If the Contractholder does not remit planned premium payments in a timely fashion, the Group Contract will be in default. A grace period of 31 days begins on the date that the planned premiums were scheduled to be remitted. If the Contractholder does not remit premiums prior to the end of the grace period, the Group Contract will terminate. However, the Individual Insurance will continue following the Group Contract's termination, provided such insurance is not surrendered or cancelled by the Owner. (See "Policy Rights and Privileges--Eligibility Change Conversion.")

TERMINATION

  Except as described in "Grace Period" above, the Group Contract will be terminated immediately upon default. In addition, the Company may end a Group Contract or any of its provisions on 31 days notice. If the Group Contract terminates, any Policies in effect will remain in force on an individual basis, unless such insurance is surrendered or cancelled by the Owner. New Policies will be issued as described in "Policy Rights and Privileges-- Eligibility Change Conversion."

RIGHT TO EXAMINE GROUP CONTRACT

  The Contractholder may terminate the Group Contract within 20 days after receiving it, within 45 days after the application was signed or within 10 days of mailing a notice of the cancellation right, whichever is latest. To cancel the Group Contract, the Contractholder should mail or deliver the Group Contract to the Company.

ENTIRE CONTRACT

  The Group Contract, with the attached copy of the Contractholder's application and other attached papers, if any, is the entire contract between the Contractholder and the Company. All statements made by the Contractholder, any Owner or any Insured will be deemed representations and not warranties. Misstatements will not be used in any contest or to reduce claim under the Group Contract, unless it is in writing. A copy of the application containing such misstatement must have been given to the Contractholder or to the Insured or to his Beneficiary, if any.

INCONTESTABILITY

  The Company cannot contest the Group Contract after it has been in force for two years from the date of issue.

OWNERSHIP OF GROUP CONTRACT

  The Contractholder owns the Group Contract. The Group Contract may be changed or ended by agreement between the Company and the Contractholder without the consent of, or notice to, any person claiming rights or benefits under the Group Contract. However, the Contractholder does not have any ownership interest in the Policies issued under the Group Contract. The rights and benefits under the Policies inure to the benefit of the Owners, Insureds, and Beneficiaries as set forth herein and in the Policies.

                              FEDERAL TAX MATTERS

INTRODUCTION

  The following summary provides a general description of the Federal income tax considerations associated with the Policy and does not purport to be complete or to cover all situations. This discussion is not intended as tax advice. Counsel or other competent tax advisers should be consulted for more complete information. This discussion is based upon the Company's understanding of the present Federal income tax laws as they are currently interpreted by the Internal Revenue Service. No representation is made as to the likelihood of continuation of the present Federal income tax laws or of the current interpretations by the Internal Revenue Service.

TAXATION OF THE POLICY

  Section 7702 of the Internal Revenue Code of 1986, as amended (the "Code") sets forth a definition of a life insurance contract for Federal tax purposes. Although the Secretary of the Treasury (the "Treasury") is authorized to prescribe regulations implementing Section 7702, while proposed regulations and other interim guidance has been issued, final regulations have not been adopted. In short, guidance as to how Section 7702 is to be applied is limited. The Company nonetheless believes (largely in reliance on IRS Notice 88-128 and the proposed regulations under Section 7702, issued on July 5,
1991) that the Policy should meet the Section 7702 definition of a life insurance contract. If a Policy were determined not to be a life insurance contract for purposes of Section 7702, such Policy would not provide the tax advantages normally provided by a life insurance policy. Therefore, if it is subsequently determined that a Policy does not satisfy section 7702, the Company will take whatever steps are appropriate and necessary to attempt to cause such Policy to comply with section 7702, including possibly refunding any premiums paid that exceed the limitations allowable under section 7702 (together with interest or other earnings on any such premiums refunded as required by law). For these reasons, the Company reserves the right to modify the Policy as necessary to attempt to qualify it as a life insurance contract under section 7702.

  Section 817(h) of the Code authorizes the Treasury to set standards by regulation or otherwise for the investments of each Division of the Separate Account to be "adequately diversified" in order for the Policy to be treated as a life insurance contract for Federal tax purposes. Although the Company does not control the American Series or its investments, the Series has represented that it intends to comply with the diversification requirements prescribed by the Treasury in Reg. section 1.817-5. Thus, the Company believes that each Division of the Separate Account, through the American Series, will be in compliance with the requirements prescribed by the Treasury.

  The IRS has stated in published rulings that a variable contract owner will be considered the owner of separate account assets, for federal income tax purposes, if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. If that were to be determined to be the case, income and gains from the separate account assets would be includible in the variable contract owner's gross income. The Treasury Department has also announced, in connection with the issuance of regulations concerning diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the Owner), rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular subaccounts without being treated as owners of the underlying assets."

  The ownership rights under the Policy are similar to, but different in certain respects from those described by the IRS in rulings in which it was determined that policy owners were not owners of separate account assets. For example, the Owner has additional flexibility in allocating Premium payments and Policy Values. These differences could result in an Owner being treated as the owner of a pro rata portion of the assets of the Separate

Account. In addition, the Company does not know what standards will be set forth, if any, in the regulations or rulings which the Treasury Department has stated it expects to issue. The Company therefore reserves the right to modify the Policy as necessary to attempt to prevent an Owner from being considered the owner of a pro rata share of the assets of the Separate Account.

  The following discussion assumes that the Policy will qualify as a life insurance contract for Federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS

  1. IN GENERAL. As a life insurance contract, the proceeds and cash value increases of a Policy should be treated in a manner consistent with a fixed-benefit life insurance policy for Federal income tax purposes. Thus, the death benefit under the Policy should be excludable from the gross income of the Beneficiary under section 101(a)(1) of the Code.

  The exchange of a Policy, a change in the Policy's death benefit option (e.g., a change from Option B to Option A), a change in the Policy's Face Amount, a conversion to a fixed policy, an exchange, a Policy loan, an unscheduled premium payment, a Policy lapse with an outstanding loan, a partial withdrawal, a surrender, or an assignment of the Policy may have Federal income tax consequences depending on the circumstances. In addition, Federal estate and state and local estate, inheritance, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Policy owner or Beneficiary. A competent tax adviser should be consulted for further information.

  Pursuant to the recently enacted Health Insurance Portability and Accountability Act of 1996, the Company believes that for federal income tax purposes an accelerated death benefit payment made under the Accelerated Death Benefit Settlement Option Rider should be fully excludable from the gross income of the Beneficiary, as long as the Beneficiary is the Insured under the Policy. However, you should consult a qualified tax adviser about the consequences of adding this Rider to a Policy or requesting an accelerated death benefit payment under this Rider.

  The Policies may be used in various arrangements, such as nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if you are contemplating the use of such Policies in any arrangement the value of which depends in part on its tax consequences, you should be sure to consult a qualified tax advisor regarding the tax attributes of the particular arrangement. In recent years, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax advisor.

  Generally, the Owner will not be deemed to be in constructive receipt of the cash value, including increments thereof, under the Policy until there is a distribution. The tax consequences of distributions from, and loans taken from or secured by, a Policy depend on whether the Policy is classified as a "modified endowment contract." Whether a Policy is or is not classified as a modified endowment contract, upon a complete surrender or lapse of the Policy or when benefits are paid at the maturity date, if the amount received plus the amount of indebtedness exceeds the total investment in the Policy, the excess will generally be treated as ordinary income subject to tax.

  2. POLICIES CLASSIFIED AS MODIFIED ENDOWMENT CONTRACTS. In general, a Policy will be a modified endowment contract if the accumulated premiums paid at any time during the first seven policy years exceeds the sum of the net level premiums which would have been paid on or before such time if the Policy provided for paid-up future benefits after the payment of seven level annual premiums. Further, a Policy that is not otherwise a modified endowment contract may become a modified endowment contract if it is "materially changed." The determination whether a Policy will be a modified endowment contract after a material change generally depends upon the relationship of the death benefit and the cash value at the time of such change and the additional premiums paid in the seven years following the material change.

  Due to the Policy's flexibility, classification as a modified endowment contract will depend on the individual circumstances of each Policy. Moreover, the rules relating to whether a Policy will be treated as a modified endowment contract are extremely complex. Therefore, a current or prospective Policy owner is strongly advised to retain and consult with a competent advisor before purchasing a Policy, making an unscheduled premium payment on an existing Policy or making any change in an existing Policy, to determine whether the Policy will be treated as a modified endowment contract.

  The Company has adopted administrative steps designed to protect a Policyowner against inadvertently having the Policy become a modified endowment contract. Although the Company cannot provide complete assurance at this time that a Policy will not inadvertently become a modified endowment contract, it is continuing its efforts to enhance its administrative systems to monitor potential modified endowment classifications automatically.

  3. DISTRIBUTIONS FROM POLICIES CLASSIFIED AS MODIFIED ENDOWMENT GROUP CONTRACTS. Policies classified as modified endowment contracts will be subject to the following new tax rules: First, all distributions, including distributions upon surrender and benefits paid at maturity, from such a Policy are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the cash value immediately before the distribution over the investment in the Policy (described below) at such time. Second, loans taken from, or secured by, such a Policy (as well as due but unpaid interest that is added to the loan amount) are treated as distributions from such a Policy and taxed accordingly. Third, a 10 percent additional income tax is imposed on the portion of any distribution from, or loan taken from or secured by, such a Policy that is included in income except where the distributions or loan is made on or after the Policy owner attains age 59 1/2, is attributable to the Policy owner's becoming disabled, or is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Policy owner or the joint lives (or joint life expectancies) of the Policy owner and the Policy owner's Beneficiary.

  If a Policy becomes a modified endowment contact after it is issued, distributions made during the policy year in which it becomes a modified endowment contract, distributions in any subsequent policy year and distributions within two years before the Policy becomes a modified endowment contract will be subject to the tax treatment described above. This means that a distribution from a Policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

  4. DISTRIBUTIONS FROM POLICIES NOT CLASSIFIED AS MODIFIED ENDOWMENT GROUP CONTRACTS. Distributions from a Policy that is not a modified endowment contract, and which is not materially changed, or, if materially changed, is not classified as a modified endowment contract after such material change, are generally treated as first recovering the investment in the Policy (described below) and then, only after the return of all such investment in the Policy, as distributing taxable income. An exception to this general rule occurs in the case of a decrease in the Policy's death benefit (e.g., partial withdrawal or a change from Option B to Option A) or any other change that reduces benefits under the Policy in the first 15-years after the Policy is issued and that results in a cash distribution to the Policy owner in order for the Policy to continue complying with the section 7702 definitional limits. Such a cash distribution will be taxed in whole or in part as ordinary income (to the extent of any gain in the Policy) under rules prescribed in section 7702.

  Loans from, or secured by, a Policy that is not a modified endowment contract are not treated as distributions. Instead, such loans are treated as indebtedness of the Owner.

  Finally, neither distributions (including distributions upon surrender or lapse) nor loans from, or secured by, a Policy that is not a modified endowment contract are subject to the 10 percent additional income tax.

  5. POLICY LOAN INTEREST. If there is any borrowing against a Policy, the interest paid on the loan generally will not be tax deductible. A Policyowner should consult a qualified tax adviser before deducting interest on a policy loan.

  6. INVESTMENT IN THE POLICY. Investment in the Policy means (i) the aggregate amount of any premiums or other consideration paid for a Policy, minus (ii) the aggregate amount received under the Policy which is excluded from gross income of the Policy owner (except that the amount of any loan from, or secured by, a Policy that is a modified endowment contract, to the extent such amount is excluded from gross income, will be disregarded), plus
(iii) the amount of any loan from, or secured by, a Policy that is a modified endowment contract to the extent that such amount is included in the gross income of the Owner.

  7. MULTIPLE POLICIES. All modified endowment contracts that are issued by the Company (or its affiliates) to the same Policy owner during any calendar year are treated as one modified endowment contract for purposes of determining the amount includible in gross income.

POSSIBLE CHARGE FOR TAXES

  At the present time, the Company makes no charge to the Separate Account for any Federal, state or local taxes the Company incurs that may be attributable to the Separate Account or to the Policies. The Company, however, reserves the right in the future to make a charge for any such tax or other economic burden resulting from the application of the tax laws that it determines to be properly attributable to the Separate Account or to the Policies.

POSSIBLE CHANGES IN TAXATION

  Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. For instance, the President's 1999 Budget Proposal recommended legislation that, if enacted, would adversely modify the federal taxation of this Policy. It is possible that any legislative change could be retroactive (that is, effective prior to the date of the change). A tax adviser should be consulted with respect to legislative developments and their effect on the Policy.

                 SAFEKEEPING OF THE SEPARATE ACCOUNT'S ASSETS

  The Company holds assets of the Separate Account. The assets are kept physically segregated and held separate and apart from the Company's general assets. The Company maintains records of all purchases and redemptions of Fund shares by each of the Divisions. Additional protection for the assets of the Separate Account is afforded by a blended executive risk insurance program, including blanket fidelity coverage issued by CNA and Chubb Insurance Companies with a limit of $25 million, covering all officers and employees of the Company who have access to the assets of the Separate Account.

                                 VOTING RIGHTS

  To the extent required by law, the Company will vote the shares of American Series held in the Separate Account at regular and special shareholder meetings of American Series in accordance with instructions received from persons having voting interests in the corresponding Divisions of the Separate Account. If, however, the 1940 Act or any regulation thereunder should be amended or if the present interpretation thereof should change, and as a result the Company determines that it is permitted to vote shares of American Series in its own right, it may elect to do so.

  The Owners of Policies ordinarily are the persons having a voting interest in the Divisions of the Separate Account. The number of votes which an Owner has the right to instruct will be calculated separately for each Division. The number of votes which each Owner has the right to instruct will be determined by dividing a Policy's Cash Value in a Division by the net asset value per share of the corresponding Fund in which the Division invests. Fractional shares will be counted. The number of votes of the Fund which the Owner has right to instruct will be determined as of the date coincident with the date established by that Fund for determining shareholders eligible to vote at the meeting of American Series. Voting instructions will be solicited by written communications prior to such meeting in accordance with procedures established by American Series.

  Because the Funds of the American Series serve as investment vehicles for this Policy as well as for other variable life insurance policies sold by insurers other than the Company and funded through other separate investment accounts, persons owning the other policies will enjoy similar voting rights. The Company will vote Fund shares held in the Separate Account for which no timely voting instructions are received and Fund shares that it owns as a consequence of accrued charges under the Policies, in proportion to the voting instructions which are received with respect to all Policies participating in a Fund. Each person having a voting interest in a Division will receive proxy material, reports, and other materials relating to the appropriate Fund.

  Disregard of Voting Instructions. The Company may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that the shares be voted so as to cause a change in the subclassification or investment objective of or one or more of the Funds or to approve or disapprove an investment advisory contract for a Fund. In addition, the Company itself may disregard voting instructions in favor of changes initiated by an Owner in the investment policy or by the investment adviser or sub-adviser of a Fund of American Series if the Company reasonably disapproves of such changes. A proposed change would be disapproved only if the proposed change is contrary to state law or prohibited by state regulatory authorities, or the Company determined that the change would have an adverse effect on its general assets in that the proposed investment policy for a Fund may result in overly speculative or unsound investments. In the event the Company does disregard voting instructions, a summary of that action and the reasons for such action will be included in the next annual report to Owners.

                        STATE REGULATION OF THE COMPANY

  The Company, a stock life insurance company organized under the laws of Missouri, is subject to regulation by the Missouri Division of Insurance. An annual statement is filed with the Director of Insurance on or before March 1 each year covering the operations and reporting on the financial condition of the Company as of December 31 of the preceding year. Periodically, the Director of Insurance examines the liabilities and reserves of the Company and the Separate Account and certifies their adequacy, and a full examination of the Company's operations is conducted by the National Association of Insurance Commissioners at least once every three years.

  In addition, the Company is subject to the insurance laws and regulations of other states within which it is licensed or may become licensed to operate. Generally, the insurance departments of other states apply the laws of the state of domicile in determining permissible investments.

PREPARING FOR YEAR 2000

  Like all financial services providers, the Company utilizes systems that may be affected by Year 2000 transition issues and it relies on service providers, including the Funds, that also may be affected. The Company has developed, and is in the process of implementing, a year 2000 transition plan, and is confirming that its service providers are also so engaged. The resources that are being devoted to this effort is substantial. It is difficult to predict with precision whether the amount of resources ultimately devoted, or the outcome of these efforts, will have any negative impact on the Company. However, as of the date of this prospectus, it is not anticipated that Policy owners will experience negative effects on their investment, or on the services provided in connection therewith, as a result of Year 2000 transition implementation. The Company currently anticipates that its systems will be Year 2000 compliant on or about December 1, 1998, but there can be no assurance that the Company will be successful, or that interaction with other service providers will not impair the Company's services at that time.

                           MANAGEMENT OF THE COMPANY

                                           PRINCIPAL OCCUPATION(S)
 NAME                                      DURING PAST FIVE YEARS*
 ----                                      -----------------------
 EXECUTIVE OFFICERS**
    Carl H. Anderson@          President and Chief Executive Officer since
                               June, 1986. Vice President, New Ventures, since
                               June, 1986, General American Life Insurance
                               Co., St. Louis, Mo. (GenAm).
    Matthew K. Duffy           Vice President and Chief Financial Officer
                               since July, 1996. Formerly, Director of Ac-
                               counting, Prudential Insurance Company of Amer-
                               ica, March, 1987-June, 1996.
    E. Thomas Hughes, Jr.@     Treasurer since December, 1994. Corporate Actu-
    General American Life      ary and Treasurer, GenAm since October, 1994.
     Insurance Company         Executive Vice President--Group Pensions, GenAm
    700 Market Street          January, 1990-October, 1994.
    St. Louis, MO 63101
    Matthew P. McCauley@       Vice President and General Counsel since 1984.
    General American Life      Secretary since August, 1981. Vice President
     Insurance Company         and Associate General Counsel, GenAm, since
    700 Market Street          December 30, 1995.
    St. Louis, MO 63101
    Craig K. Nordyke@          Executive Vice President and Chief Actuary
                               since November, 1996. Vice President and Chief
                               Actuary, August, 1990-November, 1996. Second
                               Vice President and Chief Actuary, May, 1987-Au-
                               gust, 1990.
    George E. Phillips         Vice President--Operations and System Develop-
                               ment since January, 1995. Formerly, Senior Vice
                               President, Fortis, Inc. July, 1991-August,
                               1994. Vice President, Mutual Benefit prior to
                               July, 1991.

 DIRECTORS***
    Richard A. Liddy      Chairman, President, and Chief Executive Officer,
                          GenAm, since May, 1992. President and Chief Operating
                          Officer, GenAm, May, 1988-May, 1992.
    Leonard M. Rubenstein Chairman and Chief Executive Officer--Conning Corpo-
                          ration and
                          Conning Asset Management Company since January, 1997.
                          Executive Vice President--Investments, GenAm, Febru-
                          ary, 1991-January, 1997.
    Warren J. Winer       Executive Vice President--Group, Gen Am, since Sep-
                          tember, 1995.
                          Formerly, Managing Director, Wm. M. Mercer, July,
                          1993-August, 1995; President, W F Corroon, September,
                          1990-July, 1993.
    Bernard H Wolzenski   Executive Vice President--Individual, GenAm, since
                          November, 1991. Vice President--Life Product Manage-
                          ment, GenAm, May, 1989-
                          November, 1991.
    A. Greig Woodring     President, Reinsurance Group of America, Inc., since
                          May, 1993, and
                          Executive Vice President--Reinsurance, GenAm, since
                          January, 1990.

--------
*All positions listed are with the Company unless otherwise indicated.
**The principal business address of each person listed is Paragon Life
   Insurance Company, 100 South Brentwood, St. Louis, Missouri 63105, unless otherwise noted.
***The principal business address of each person listed is General American
   Life Insurance Company, 700 Market Street, St. Louis, MO 63101, except A. Greig Woodring--Reinsurance Group of America, 660 Mason Ridge Center Drive, St. Louis, MO 63141.
 @Indicates Executive Officers who are also Directors.

                                 LEGAL MATTERS

  Sutherland, Asbill & Brennan LLP of Washington, D.C. has provided advice on certain legal matters relating to aspects of Federal securities laws. All matters of Missouri law pertaining to the Policies, including the validity of the Policies and the Company's right to issue the Policies and the Group Contract under Missouri insurance law, and all legal matters relating to the Parent Company's resolution concerning policies issued by Paragon have been passed upon by Matthew P. McCauley, Esquire, General Counsel of Paragon Life Insurance Company.

                               LEGAL PROCEEDINGS

  There are no legal proceedings to which the Separate Account is a party or to which the assets of the Separate Account are subject. The Company is not involved in any litigation that is of material importance in relation to its total assets or that relates to the Separate Account.

                                    EXPERTS

  The financial statements of the Company and the Separate Account included in this Prospectus and in the registration statement have been included in reliance upon the reports of KPMG Peat Marwick LLP, independent certified public accountants, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing.

  Actuarial matters included in this Prospectus have been examined by Craig K. Nordyke, FSA, MAAA, Executive Vice President and Chief Actuary of the Company, as stated in the opinion filed as an exhibit to the registration statement.

                            ADDITIONAL INFORMATION

  A registration statement has been filed with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, with respect to the Policies offered hereby. This Prospectus does not contain all the information set forth in the registration statement and the amendments and exhibits to the registration statement, to all of which reference is made for further information concerning the Separate Account, the Company and the Policy offered hereby. Statements contained in this Prospectus as to the contents of the Policy and other legal instruments are summaries. For a complete statement of the terms thereof reference is made to such instruments as filed.

                             FINANCIAL STATEMENTS

  The financial statements of the Company which are included in this Prospectus should be distinguished from the financial statements for the Separate Account included in this Prospectus, and should be considered only as bearing on the ability of the Company to meet its obligations under the Policy. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.

LOGO

                         INDEPENDENT AUDITOR'S REPORT

The Board of Directors
Paragon Life Insurance Company:

  We have audited the accompanying balance sheets of Paragon Life Insurance Company as of December 31, 1997 and 1996, and the related statements of operations, stockholder's equity, and cash flows for each of the years in the three-year period ended December 31, 1997. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Paragon Life Insurance Company as of December 31, 1997 and 1996, and the results of its operations and its cash flows for each of the years in the three-year period ended December 31, 1997, in conformity with generally accepted accounting principles.

                                          KPMG Peat Marwick LLP

February 6, 1998

                         PARAGON LIFE INSURANCE COMPANY

                                 BALANCE SHEETS
                           DECEMBER 31, 1997 AND 1996
                           (IN THOUSANDS OF DOLLARS)

                                                                  1997    1996
                                                                -------- -------
                            ASSETS
Fixed maturities, available for sale, at fair value............ $ 75,704  65,472
Policy loans...................................................   11,487   9,564
Cash and cash equivalents......................................    5,733   9,106
                                                                -------- -------
    Total cash and invested assets.............................   92,924  84,142
Reinsurance recoverables.......................................    1,733     841
Deposits relating to reinsured policyholder account balances...    6,416   6,074
Accrued investment income......................................    1,377   1,298
Deferred policy acquisition costs..............................   17,980  15,776
Fixed assets and leasehold improvements, net...................    2,609   1,365
Other assets...................................................      179     143
Separate account assets........................................  118,051  76,995
                                                                -------- -------
    Total assets............................................... $241,269 186,634
                                                                ======== =======
             LIABILITIES AND STOCKHOLDER'S EQUITY
Policyholder account balances..................................   85,152  78,120
Policy and contract claims.....................................    1,085   1,108
Federal income taxes payable...................................      163     811
Other liabilities and accrued expenses.........................    3,486   2,704
Payable to affiliates..........................................    1,620   2,289
Due to separate account........................................       61      95
Deferred tax liability.........................................    4,394   2,781
Separate account liabilities...................................  118,051  76,995
                                                                -------- -------
    Total liabilities.......................................... $214,012 164,903
                                                                -------- -------
Stockholder's equity:
  Common stock, par value $25; 100,000 shares authorized;
   82,000 shares issued and outstanding........................    2,050   2,050
  Additional paid-in capital...................................   17,950  17,950
  Net unrealized gain on investments, net......................    1,958     322
  Retained earnings............................................    5,299   1,409
                                                                -------- -------
    Total stockholder's equity................................. $ 27,257  21,731
                                                                -------- -------
    Total liabilities and stockholder's equity................. $241,269 186,634
                                                                ======== =======

                See accompanying notes to financial statements.

                         PARAGON LIFE INSURANCE COMPANY

                            STATEMENTS OF OPERATIONS
                  YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995
                           (IN THOUSANDS OF DOLLARS)

                                                           1997    1996   1995
                                                          ------- ------ ------
Revenues:
  Policy contract charges................................ $16,417 13,719  9,931
  Net investment income..................................   6,288  5,663  4,888
  Commissions and expense allowances on reinsurance
   ceded.................................................      10    114     96
  Net realized investment gains..........................      69     72      1
                                                          ------- ------ ------
    Total revenues.......................................  22,784 19,568 14,916
                                                          ======= ====== ======
Benefits and expenses:
  Policy benefits........................................   3,876  3,326  2,873
  Interest credited to policyholder account balances.....   4,738  4,126  3,833
  Commissions, net of capitalized costs..................     227     79     57
  General and administration expenses, net of capitalized
   costs.................................................   7,744  6,798  5,528
  Amortization of deferred policy acquisition costs......     424    285    369
                                                          ------- ------ ------
    Total benefits and expenses..........................  17,009 14,614 12,660
                                                          ======= ====== ======
    Income before federal income tax expense.............   5,775  4,954  2,256
Federal income tax expense...............................   1,885  1,738    781
                                                          ------- ------ ------
Net income............................................... $ 3,890  3,216  1,475
                                                          ======= ====== ======


                See accompanying notes to financial statements.

                         PARAGON LIFE INSURANCE COMPANY

                       STATEMENTS OF STOCKHOLDER'S EQUITY
                 YEARS ENDED DECEMBER 31, 1997, 1996, AND 1995
                           (IN THOUSANDS OF DOLLARS)

                                ADDITIONAL NET UNREALIZED RETAINED      TOTAL
                         COMMON  PAID-IN   GAIN (LOSS) ON EARNINGS  STOCKHOLDER'S
                         STOCK   CAPITAL    INVESTMENTS   (DEFICIT)    EQUITY
                         ------ ---------- -------------- --------- -------------
Balance at December 31,
 1994................... $2,050   17,950       (1,824)     (3,282)     14,894
  Net income............    --       --           --        1,475       1,475
  Change in net
   unrealized gain
   (loss) on
   investments..........    --       --         3,407         --        3,407
                         ------   ------       ------      ------      ------
Balance at December 31,
 1995................... $2,050   17,950        1,583      (1,807)     19,776
  Net income............    --       --           --        3,216       3,216
  Change in net
   unrealized gain
   (loss) on
   investments..........    --       --        (1,261)        --       (1,261)
                         ------   ------       ------      ------      ------
Balance at December 31,
 1996................... $2,050   17,950          322       1,409      21,731
  Net income............    --       --           --        3,890       3,890
  Change in net
   unrealized gain
   (loss) on
   investments..........    --       --         1,636         --        1,636
                         ------   ------       ------      ------      ------
Balance at December 31,
 1997................... $2,050   17,950        1,958       5,299      27,257
                         ======   ======       ======      ======      ======


                See accompanying notes to financial statements.

                         PARAGON LIFE INSURANCE COMPANY

                            STATEMENTS OF CASH FLOWS
                  YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995
                           (IN THOUSANDS OF DOLLARS)

                                                       1997     1996     1995
                                                     --------  -------  ------
Cash flows from operating activities:
  Net income........................................ $  3,890    3,216   1,475
  Adjustments to reconcile net income to net cash
   provided by (used in) operating activities:
    Change in:
      Reinsurance recoverables......................     (892)     407     297
      Deposits relating to reinsured policyholder
       account balances.............................     (342)    (378)   (139)
      Accrued investment income.....................      (79)    (257)   (156)
      Federal income tax recoverable/payable........     (648)     811     --
      Other assets..................................   (1,280)  (1,019)   (145)
      Policy and contract claims....................      (23)      12     387
      Other liabilities and accrued expenses........      782      741     313
      Payable to affiliates.........................     (669)     397     526
      Due to separate account.......................      (34)    (108)    (14)
  Deferred tax expense..............................      732      615     897
  Policy acquisition costs deferred.................   (2,972)  (2,447) (2,263)
  Amortization of deferred policy acquisition costs.      424      285     369
  Interest credited to policyholder accounts........    4,738    4,126   3,833
  Net gain on sales and calls of fixed maturities...      (69)     (72)     (1)
                                                     --------  -------  ------
Net cash provided by operating activities...........    3,558    6,329   5,379
Cash flows from investing activities:
  Purchase of fixed maturities......................  (12,557) (15,290) (8,423)
  Sale or maturity of fixed maturities..............    5,255    6,860   3,082
  Increase in policy loans, net.....................   (1,923)  (2,358) (1,788)
                                                     --------  -------  ------
Net cash used in investing activities...............   (9,225) (10,788) (7,129)
                                                     --------  -------  ------
Cash flows from financing activities:
  Net policyholder account deposits.................    2,294    6,509   5,764
                                                     --------  -------  ------
Net increase (decrease) in cash and cash
 equivalents........................................   (3,373)   2,050   4,014
Cash and cash equivalents at beginning of year......    9,106    7,056   3,042
                                                     --------  -------  ------
Cash and cash equivalents at end of year............ $  5,733    9,106   7,056
                                                     ========  =======  ======
Income taxes received (paid)........................ $ (1,801)    (198)     93
                                                     ========  =======  ======

                See accompanying notes to financial statements.

                        PARAGON LIFE INSURANCE COMPANY

                         NOTES TO FINANCIAL STATEMENTS

                          DECEMBER 31, 1997 AND 1996

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

  Paragon Life Insurance Company (Paragon or the Company) is a wholly owned subsidiary of General American Life Insurance Company (General American or the Parent). Paragon markets universal life and variable Universal Life Insurance products through the sponsorship of major companies and organizations. Paragon is licensed to do business in the District of Columbia and all states except New York.

  General American has guaranteed that Paragon will have sufficient funds to meet all of its contractual obligations. In the event a policyholder presents a legitimate claim for payment on a Paragon insurance policy, General American will pay such claim directly to the policyholder if Paragon is unable to make such payment. The guarantee agreement is binding on General American, its successor or assignee and shall cease only if the guarantee is assigned to an organization having a financial rating from Standard & Poor's equal to or better than General American's rating.

  The accompanying financial statements are prepared on the basis of generally accepted accounting principles. The preparation of financial statements requires the use of estimates by management which affect the amounts reflected in the financial statements. Actual results could differ from those estimates. Accounts that the Company deems to be sensitive to changes in estimates include deferred policy acquisition costs and contract claims.

  The significant accounting policies of the Company are as follows:

 (a) Recognition of Policy Revenue and Related Expenses

  Revenues for universal life products consist of policy charges for the cost of insurance, administration and surrender charges during the period. Revenues for variable universal life products also include policy charges for mortality and expense risks assumed by Paragon. Policy benefits and expenses include interest credited to policy account balances on universal life products and death benefit payments made in excess of policy account balances.

  Policy acquisition costs, such as commissions and certain costs of policy issuance and underwriting, are deferred and amortized in relation to the present value of expected gross profits over the estimated life of the policies.

 (b) Invested Assets

  Investment securities are accounted for at fair value. At December 31, 1997 and 1996, fixed maturity securities are classified as available-for-sale and are carried at fair value with the unrealized gain or loss, net of taxes, being reflected as a separate component of stockholder's equity. Policy loans are valued at aggregate unpaid balances.

  Realized gains or losses on the sale of securities are determined on the basis of specific identification and include the impact of any related amortization of premiums or accretion of discounts which is generally computed consistent with the interest method.

  Amortization of the premium or discount on mortgage-backed securities is recognized using a level-yield method which considers the estimated timing and amount of prepayments of underlying mortgage loans. Actual prepayment experience is periodically reviewed and effective yields are recalculated when differences arise between the prepayments originally anticipated and the actual prepayments received and currently anticipated. When such differences occur, the net investment in the mortgage-backed security is adjusted to the amount that would have existed had the new effective yield been applied since the acquisition of the security with a corresponding charge or credit to interest income.

                        PARAGON LIFE INSURANCE COMPANY

 (c) Policyholder Account Balances

  Policyholder account balances are equal to the policyholder account value before deduction of any surrender charges. The policyholder account value represents an accumulation of gross premium payments plus credited interest less expense and mortality charges and withdrawals. These expense charges are recognized in income as earned. Certain variable life policies allow policyholders to exchange accumulated assets from the variable rate separate accounts to a fixed-interest general account policy. The fixed-interest general account guaranteed minimum crediting rates of 4% in 1997, 1996 and 1995. The actual crediting rate was 6.5% in 1997, ranged from 6.5% to 7.0% in 1996, and was 7.0% in 1995.

 (d) Federal Income Taxes

  The Company establishes deferred taxes under the asset and liability method, and deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

  The Company files its federal income tax return on a consolidated basis with its Parent and other subsidiaries. In accordance with a tax allocation agreement between Paragon and General American, taxes are computed as if Paragon was filing its own income tax return, and tax expense (benefit) is paid to, or received from, General American. Paragon recognizes a tax benefit to the extent that its tax losses are utilized by other members of the General American consolidated tax group.

 (e) Reinsurance

  Balances resulting from agreements which transfer funds relating to policyholder account balances have been accounted for as deposits. Other reinsurance activities are accounted for consistent with terms of the risk transfer reinsurance contracts. Premiums for reinsurance ceded to other companies have been reported as a reduction of policy contract charges. Amounts applicable to reinsurance ceded for future policy benefits and claim liabilities have been reported as assets for these items, and commissions and expense allowances received in connection with reinsurance ceded have been accounted for in income as earned. Reinsurance does not relieve the Company from its primary responsibility to meet claim obligations.

 (f) Deferred Policy Acquisition Costs

  The costs of acquiring new business which vary with, and are primarily related to, the production of new business have been deferred to the extent that such costs are deemed recoverable from future gross profits. Such costs include commissions, premium taxes, as well as certain costs of policy issuance and underwriting. Deferred policy acquisition costs are adjusted for the impact on estimated gross margins of net unrealized gains and losses on investment securities. The estimates of expected gross margins are evaluated regularly and are revised if actual experience or other evidence indicates that revision is appropriate. Upon revision, total amortization recorded to date is adjusted by a charge or credit to income.

(g) Separate Account Business

  The assets and liabilities of the separate accounts represent segregated funds administered and invested by the Company for purposes of funding variable life insurance contracts for the exclusive benefit of variable life insurance contract holders. The Company charges the separate accounts for risks it assumes in issuing a policy and retains varying amounts of withdrawal charges to cover expenses in the event of early withdrawals by contract holders. The assets and liabilities of the separate account are carried at fair value.

                        PARAGON LIFE INSURANCE COMPANY

 (h) Fair Value of Financial Instruments

  Fair value estimates are made at a specific point in time, based on relevant market information and information about the financial instrument. These estimates do not reflect any premium or discount that could result from offering for sale at one time the Company's entire holdings of a particular financial instrument. Although fair value estimates are calculated using assumptions that management believes are appropriate, changes in assumption could significantly affect the estimates and such estimates should be used with care. The following assumptions were used to estimate the fair value of each class of financial instrument for which it was practicable to estimate fair value:

    Fixed maturities--Fixed maturities are valued using quoted market prices, if available. If quoted market prices are not available, fair value is estimated using quoted market prices of similar securities.

    Policy loans--Policy loans are carried at their unpaid balances which approximates fair value.

    Separate account assets and liabilities--The separate account assets are carried at fair value as determined by quoted market prices. Accordingly, the carrying value of separate account liabilities is equal to their fair value since it represents the contractholders' interest in the separate account assets.

    Cash and cash equivalents--The carrying amount is a reasonable estimate of fair value.

 (i) Cash and Cash Equivalents

  For purposes of reporting cash flows, cash and cash equivalents represent demand deposits and highly liquid short-term investments, which include U.S. Treasury bills, commercial paper, and repurchase agreements with original or remaining maturities of 90 days or less when purchased.

 (j) Reclassifications

  The Company has reclassified the presentation of certain prior period information to conform to the 1997 presentation.

(2) INVESTMENTS

  The amortized cost and estimated fair value of fixed maturities at December 31, 1997 and 1996 are as follows (000's):

                                                         1997
                                       -----------------------------------------
                                                   GROSS      GROSS    ESTIMATED
                                       AMORTIZED UNREALIZED UNREALIZED   FAIR
                                         COST      GAINS      LOSSES     VALUE
                                       --------- ---------- ---------- ---------
      U.S. Treasury securities........  $ 4,472      131        --       4,603
      Corporate securities............   56,973    3,098       (142)    59,929
      Mortgage-backed securities......    9,124      233        (48)     9,309
      Asset-backed securities.........    1,762      101        --       1,863
                                        -------    -----       ----     ------
                                        $72,331    3,563       (190)    75,704
                                        =======    =====       ====     ======
                                                         1996
                                       -----------------------------------------
                                                   GROSS      GROSS    ESTIMATED
                                       AMORTIZED UNREALIZED UNREALIZED   FAIR
                                         COST      GAINS      LOSSES     VALUE
                                       --------- ---------- ---------- ---------
      U.S. Treasury securities........  $ 4,410      129         (5)     4,534
      Corporate securities............   51,489    1,161       (844)    51,806
      Mortgage-backed securities......    7,547      137       (110)     7,574
      Asset-backed securities.........    1,513       45        --       1,558
                                        -------    -----       ----     ------
                                        $64,959    1,472       (959)    65,472
                                        =======    =====       ====     ======

                        PARAGON LIFE INSURANCE COMPANY

  The amortized cost and estimated fair value of fixed maturities at December 31, 1997, by contractual maturity, are shown below (000's). Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                                      ESTIMATED
                                                       AMORTIZED COST FAIR VALUE
                                                       -------------- ----------
      Due in one year or less.........................    $ 3,092        3,124
      Due after one year through five years...........     10,443       10,846
      Due after five years through ten years..........     15,444       15,890
      Due after ten years through twenty years........     34,228       36,535
      Mortgage-backed securities......................      9,124        9,309
                                                          -------       ------
                                                          $72,331       75,704
                                                          =======       ======

  Proceeds from sales of fixed maturities during 1997, 1996 and 1995 were $1,328,585, $4,129,254 and $264,750 respectively. Gross gains of $68,876,
$71,604 and $1,338 were realized on those sales in 1997, 1996 and 1995, respectively.

  The sources of net investment income follow (000s):

                                                              1997   1996  1995
                                                             ------- ----- -----
      Fixed Maturities...................................... $ 4,941 4,626 4,109
      Short-term investments................................     608   449   338
      Policy loans and other................................     807   680   480
                                                             ------- ----- -----
                                                             $ 6,356 5,755 4,927
      Investment expenses...................................     (68)  (92)  (39)
                                                             ======= ===== =====
          Net investment income............................. $ 6,288 5,663 4,888
                                                             ======= ===== =====

  A summary of the components of the net unrealized appreciation
(depreciation) on invested assets carried at fair value is as follows (in
000's):

                                                                    1997   1996
                                                                   ------  ----
      Unrealized appreciation (depreciation):
        Fixed maturities available-for-sale....................... $3,373   513
        Deferred policy acquisition costs.........................   (361)  (17)
      Deferred income taxes....................................... (1,054) (174)
                                                                   ------  ----
      Net unrealized appreciation (depreciation).................. $1,958   322
                                                                   ======  ====

  The Company has fixed maturities on deposit with various state insurance departments with an amortized cost of approximately $3,982,000 and $3,909,000 at December 31, 1997 and 1996, respectively.

(3) REINSURANCE

  The Company reinsures certain risks with other insurance companies above a maximum retention amount (currently $50,000) to help reduce the loss on any single policy.

  Premiums and related reinsurance amounts for the years ended December 31, 1997, 1996 and 1995 as they relate to transactions with affiliates are summarized as follows (000's):

                        PARAGON LIFE INSURANCE COMPANY

                                                         1997     1996    1995
                                                        -------  ------  ------
      Reinsurance transactions with affiliates:
        Premiums for reinsurance ceded................  $13,001  10,264   8,607
        Policy benefits ceded.........................   14,070   6,274   6,881
        Commissions and expenses ceded................      195     114      94
        Reinsurance recoverables......................    1,661     774   1,183

  Ceded premiums and benefits to nonaffiliates for 1997, 1996 and 1995 were insignificant.

(4) DEFERRED POLICY ACQUISITION COSTS

  A summary of the policy acquisition costs deferred and amortized is as follows (000's):

                                                         1997     1996    1995
                                                        -------  ------  ------
      Balance at beginning of year....................  $15,776  13,006  12,496
      Policy acquisition costs deferred...............    2,972   2,447   2,263
      Policy acquisition costs amortized..............     (424)   (285)   (369)
      Deferred policy acquisition costs relating to
       change in unrealized (gain) loss on investments
       available for sale.............................     (344)    608  (1,384)
                                                        -------  ------  ------
      Balance at end of year..........................  $17,980  15,776  13,006
                                                        =======  ======  ======

(5) FEDERAL INCOME TAXES

  The Company is taxed as a life insurance company. A summary of Federal income tax expense is as follows (000s):

                                                         1997     1996    1995
                                                        -------  ------  ------
      Current tax (benefit) expense...................  $ 1,153   1,123    (116)
      Deferred tax expense............................      732     615     897
                                                        -------  ------  ------
      Federal income tax expense......................  $ 1,885   1,738     781
                                                        =======  ======  ======

  A reconciliation of the Company's "expected" federal income tax expense, computed by applying the federal U.S. corporate tax rate of 35% to income from operations before federal income tax, is as follows (000s):

                                                         1997     1996    1995
                                                        -------  ------  ------
      Computed "expected" tax expense.................  $ 2,022   1,734     790
      Other, net......................................     (137)      4      (9)
                                                        -------  ------  ------
      Federal income tax expense......................  $ 1,885   1,738     781
                                                        =======  ======  ======

  The tax effects of temporary differences that give rise to significant portions of deferred tax assets and liabilities at December 31, 1997 and 1996 are presented below (000's):

                                                                    1997   1996
                                                                   ------- -----
      Deferred tax assets:
        Unearned reinsurance allowances........................... $   217   153
        Policy and contract liabilities...........................   1,031 1,305
        Tax capitalization of acquisition costs...................   1,755 1,386
        Other, net................................................      76    69
                                                                   ------- -----
          Total deferred tax assets............................... $ 3,079 2,913
                                                                   ======= =====
      Deferred tax liabilities:
        Unrealized gain on investments............................ $ 1,054   174
        Deferred policy acquisition costs.........................   6,419 5,520
                                                                   ------- -----
          Total gross deferred tax liabilities.................... $ 7,473 5,694
                                                                   ======= =====
          Net deferred tax liabilities............................ $ 4,394 2,781
                                                                   ======= =====

                        PARAGON LIFE INSURANCE COMPANY

  The Company believes that a valuation allowance with respect to the realization of the total gross deferred tax asset is not necessary. In assessing the realization of deferred tax assets, the Company considers whether it is more likely than not that the deferred tax assets will be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. The Company files a consolidated tax return with its Parent. Realization of the gross tax asset will not be dependent solely on the Company's ability to generate its own taxable income. General American has a proven history of earnings and it appears more likely than not that the Company's gross deferred tax asset will ultimately be fully realized.

(6) RELATED-PARTY TRANSACTIONS

  Paragon purchases certain administrative services from General American. Charges for services performed are based upon personnel and other costs involved in providing such service. Charges for services during 1997, 1996 and 1995 were $1,348,198, $1,250,396 and $1,103,028, respectively. See Note 3 for reinsurance transactions with affiliates.

(7) PENSION PLAN

  Associates of Paragon participate in a non-contributory multi-employer defined benefit pension plan jointly sponsored by Paragon and General American. The benefits are based on years of service and compensation level. No pension expense was recognized in 1997, 1996 or 1995 due to overfunding of the plan.

  In addition, Paragon has adopted an associate incentive plan applicable to full-time salaried associates with at least one year of service. Contributions to the plan are determined annually by General American and are based on salaries of eligible associates. Full vesting occurs after five years of continuous service. Total expenses to the company for the incentive plan were $198,972, $80,434 and $149,747 for 1997, 1996 and 1995, respectively.

  Paragon provides for certain health care and life insurance benefits for retired employees. The Company accounts for these benefits in accordance with SFAS No. 106--Employer's Accounting for Postretirement Benefits Other Than Pensions. The amounts involved are not material.

(8) STATUTORY FINANCIAL INFORMATION

  The Company is subject to financial statement filing requirements of the State of Missouri Department of Insurance, its state of domicile, as well as the states in which it transacts business. Such financial statements, generally referred to as statutory financial statements, are prepared on a basis of accounting which varies in some respects from generally accepted accounting principles (GAAP). Statutory accounting principles include: (1) charging of policy acquisition costs to income as incurred; (2) establishment of policy and contract liabilities computed using required valuation standards which may vary in methodology utilized; (3) nonprovision of deferred federal income taxes resulting from temporary differences between financial reporting and tax bases of assets and liabilities; (4) recognition of statutory liabilities for asset impairments and yield stabilization on fixed maturity dispositions prior to maturity with asset valuation reserves based on statutory determined formulae and interest stabilization reserves designed to level yields over their original purchase maturities; (5) valuation of investments in fixed maturities at amortized cost; (6) net presentation of reinsurance balances; and (7) recognition of deposits and withdrawals on universal life policies as revenues and expenses.

  The stockholder's equity (surplus) and net income (loss) of the Company at December 31, 1997, 1996 and 1995, as determined using statutory accounting practices, is summarized as follows (000's):

                                                         1997    1996   1995
                                                        ------- ------ ------
      Statutory surplus as reported to regulatory
       authorities..................................... $10,848 10,751 10,778
      Net income (loss) as reported to regulatory
       authorities..................................... $ 1,452    982   (920)

                        PARAGON LIFE INSURANCE COMPANY

(9) DIVIDEND RESTRICTIONS

  Dividend payments by Paragon are restricted by state insurance laws as to the amount that may be paid without prior notice or approval of the Missouri Department of Insurance. The maximum amount of dividends which can be paid without prior approval of the insurance commissioner is limited to the maximum of (1) 10% of statutory surplus or (2) net gain from operations. The maximum dividend distribution that can be paid by Paragon during 1998 without prior notice or approval is $1,452,000. Paragon did not pay dividends in 1997, 1996 or 1995.

(10) RISK-BASED CAPITAL

  The insurance departments of various states, including the Company's domiciliary state of Missouri, impose risk-based capital (RBC) requirements on insurance enterprises. The RBC calculation serves as a benchmark for the regulation of life insurance companies by state insurance regulators. The requirements apply various weighted factors to financial balances or activity levels based on their perceived degree of risk.

  The RBC guidelines define specific capital levels where action by the Company or regulators is required based on the ratio of a company's actual total adjusted capital to control levels determined by the RBC formula. At December 31, 1997, the Company's actual total adjusted capital was in excess of minimum levels which would require action by the Company or regulatory authorities under the RBC formula.

(11) COMMITMENTS AND CONTINGENCIES

  The Company leases certain of its facilities and equipment under noncancellable leases which expire March 2001. The future minimum lease obligations under the terms of the leases are summarized as follows (000s):

             YEAR ENDED DECEMBER 31:
               1998............................ $  503
               1999............................    490
               2000............................    486
               2001............................    189
                                                ------
                                                $1,668
                                                ======

  Rent expense totaled $433,864, $388,976 and $256,631 in 1997, 1996 and 1995,
respectively.

[KPMG Peat Marwick LLP LOGO]

                         INDEPENDENT AUDITORS' REPORT

The Board of Directors
Paragon Life Insurance Company and
 Policyholders of Separate Account A:

  We have audited the accompanying statements of net assets, including the schedule of investments, of the Cash Management, High-Yield Bond, Growth-Income, Growth, U.S. Government/AAA-Rated, Asset Allocation, International, Global Growth, and Bond Divisions of Paragon Separate Account A as of December 31, 1997, and the related statements of operations and changes in net assets for the periods presented. These financial statements are the responsibility of Paragon Separate Account A's management. Our responsibility is to express an opinion on these financial statements based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned at December 31, 1997 by correspondence with the American Variable Insurance Series Mutual Funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Cash Management, High-Yield Bond, Growth-Income, Growth, U.S. Government/AAA-Rated, Asset Allocation, International, Global Growth, and Bond Divisions of Paragon Separate Account A as of December 31, 1997, and the results of their operations and changes in their net assets for each of the periods presented, in conformity with generally accepted accounting principles.

                                          KPMG Peat Marwick LLP

April 4, 1998

                          PARAGON SEPARATE ACCOUNT A

                           STATEMENTS OF NET ASSETS

                               DECEMBER 31, 1997

                           CASH    HIGH-YIELD  GROWTH-               U.S. GOV/   ASSET                   GLOBAL
                        MANAGEMENT    BOND      INCOME     GROWTH    AAA-RATED ALLOCATION INTERNATIONAL  GROWTH    BOND
                         DIVISION   DIVISION   DIVISION   DIVISION   DIVISION   DIVISION    DIVISION    DIVISION DIVISION
                        ---------- ---------- ---------- ----------  --------- ---------- ------------- -------- --------
NET ASSETS:
Investments in
 American Variable
 Insurance Series, at
 Market Value (See
 Schedule of
 Investments).........  $1,483,880 3,355,616  19,812,898 25,830,645  2,344,588 5,399,091    8,811,323    5,473    64,816
Receivable (payable)
 from/to Paragon Life
 Insurance Company....       3,112       801      22,483    (18,502)       147     3,792      (57,294)    (267)       (9)
                        ---------- ---------  ---------- ----------  --------- ---------    ---------    -----    ------
 Total Net Assets.....   1,486,992 3,356,417  19,835,381 25,812,143  2,344,735 5,402,883    8,754,029    5,206    64,807
                        ========== =========  ========== ==========  ========= =========    =========    =====    ======
Group Variable
 Universal Life Cash
 Value Invested in
 Separate Account.....   1,486,992 3,356,417  19,835,381 25,812,143  2,344,735 5,402,883    8,754,029    5,206    64,807
                        ---------- ---------  ---------- ----------  --------- ---------    ---------    -----    ------
                        $1,486,992 3,356,417  19,835,381 25,812,143  2,344,735 5,402,883    8,754,029    5,206    64,807
                        ========== =========  ========== ==========  ========= =========    =========    =====    ======
Total Units Held......      98,099   113,501     331,524    376,533    127,226   216,803      470,502      481     6,055
Net Asset Value Per
 Unit.................  $    15.16     29.57       59.83      68.55      18.43     24.92        18.61    10.82     10.70
Cost of Investments...  $1,529,996 3,196,459  16,025,070 21,213,352  2,371,750 4,627,051    8,556,785    5,628    66,390
                        ========== =========  ========== ==========  ========= =========    =========    =====    ======


                See Accompanying Notes to Financial Statements.

                          PARAGON SEPARATE ACCOUNT A

                           STATEMENTS OF OPERATIONS
  FOR THE YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995 EXCEPT FOR THE GLOBAL
                     GROWTH DIVISION AND THE BOND DIVISION
  WHICH ARE FOR THE PERIOD FROM MAY 1, 1997 (INCEPTION) TO DECEMBER 31, 1997

                               CASH                     HIGH-YIELD                    GROWTH-
                            MANAGEMENT                     BOND                       INCOME
                             DIVISION                    DIVISION                    DIVISION
                     ---------------------------  ------------------------ ------------------------------
                       1997      1996     1995     1997     1996    1995     1997       1996      1995
                     --------  --------  -------  -------  ------- ------- ---------  --------- ---------
Investment Income:
 Dividend Income...  $ 74,007    55,304   43,559  264,042  198,702 152,192   350,104    276,437   222,840
Expenses:
 Mortality and Ex-
 pense Charge......    10,690     9,781    6,200   22,441   19,133  13,618   133,938    109,341    75,855
                     --------  --------  -------  -------  ------- ------- ---------  --------- ---------
   Net Investment
   Income (Ex-
   pense)..........    63,317    45,523   37,359  241,601  179,569 138,574   216,166    167,096   146,985
Net Realized Gain
on Investments
 Realized Gain from
 Distributions.....       --        --       --    34,716      --      --  1,872,910  1,039,674   412,716
 Proceeds from
 Sales.............   443,594   213,927  366,213  274,962  201,934 262,793 1,769,273    914,886 1,182,822
 Cost of Invest-
 ments Sold........   412,545   201,797  350,096  212,893  166,162 239,767 1,078,967    646,528   970,013
                     --------  --------  -------  -------  ------- ------- ---------  --------- ---------
   Net Realized
   Gain (Loss) on
   Investments.....    31,049    12,130   16,117   96,785   35,777  23,026 2,563,216  1,308,032   625,525
Net Unrealized Gain
(Loss) on
Investments:
 Unrealized Gain
 (Loss) Beginning
 of Year...........   (11,937)      719   22,697  173,880  134,098  16,730 2,714,233  2,155,815   635,009
 Unrealized Gain
 (Loss) End of
 Year..............   (46,116)  (11,937)     719  159,157  178,880 134,098 3,787,828  2,714,233 2,155,815
                     --------  --------  -------  -------  ------- ------- ---------  --------- ---------
 Net Unrealized
 Gain (Loss) on In-
 vestments.........   (34,179)  (12,656) (21,978) (14,723)  39,782 117,368 1,073,595    558,418 1,520,806
                     --------  --------  -------  -------  ------- ------- ---------  --------- ---------
   Net Gain (Loss)
   on Investments..    (3,130)     (526)  (5,861)  82,062   75,554 140,394 3,636,811  1,866,450 2,146,331
Increase (Decrease)
in Assets Resulting
from Operations....  $ 60,187    44,997   31,498  323,663  255,123 278,968 3,852,977  2,033,546 2,293,316
                     ========  ========  =======  =======  ======= ======= =========  ========= =========
                         U.S. GOVERNMENT/                  ASSET
                             AAA-RATED                  ALLOCATION                 INTERNATIONAL
                             DIVISION                    DIVISION                    DIVISION
                     ---------------------------  ------------------------ ------------------------------
                       1997      1996     1995     1997     1996    1995     1997       1996      1995
                     --------  --------  -------  -------  ------- ------- ---------  --------- ---------
Investment Income:
 Dividend Income...  $147,633   143,559  114,860  174,754  137,430  99,842   175,293    119,621   110,422
Expenses:
 Mortality and Ex-
 pense Charge......    16,289    16,656   13,792   36,970   31,646  22,027    66,681     54,616    37,376
                     --------  --------  -------  -------  ------- ------- ---------  --------- ---------
   Net Investment
   Income (Ex-
   pense)..........   131,344   126,903  101,068  137,784  105,784  77,815   108,612     65,005    73,046
Net Realized Gain
on Investments
 Realized Gain from
 Distributions.....       --        --       --   288,742  267,989 103,383   895,572    290,389   101,999
 Proceeds from
 Sales.............   363,960   312,394  327,158  593,825  352,789 373,568 1,324,190    531,338   887,260
 Cost of Invest-
 ments Sold........   314,641   279,505  303,064  405,749  266,045 316,509   980,764    439,212   803,578
                     --------  --------  -------  -------  ------- ------- ---------  --------- ---------
   Net Realized
   Gain (Loss) on
   Investments.....    49,319    32,889   24,094  476,818  354,733 160,442 1,238,998    382,515   185,681
Net Unrealized Gain
(Loss) on Invest-
ments:
 Unrealized Gain
 (Loss) Beginning
 of Year...........    (6,315)  110,048   28,910  527,649  487,196 117,576   959,525    458,570   240,898
 Unrealized Gain
 (Loss) End of
 Year..............   (27,162)   (6,315) 110,048  772,040  527,649 487,196   254,538    959,525   458,570
                     --------  --------  -------  -------  ------- ------- ---------  --------- ---------
 Net Unrealized
 Gain (Loss) on In-
 vestments.........   (20,847) (116,363)  81,138  244,391   40,453 369,620  (704,987)   500,955   217,672
                     --------  --------  -------  -------  ------- ------- ---------  --------- ---------
   Net Gain (Loss)
   on Investments..    28,472   (83,474) 105,232  721,209  395,186 530,062   534,011    883,470   403,353
Increase (Decrease)
in Assets Resulting
from Operations....  $159,816    43,429  206,300  858,993  500,970 607,877   642,623    948,475   476,399
                     ========  ========  =======  =======  ======= ======= =========  ========= =========
                                GROWTH
                               DIVISION
                     --------------------------------
                       1997       1996       1995
                     ---------- ---------- ----------
Investment Income:
 Dividend Income...    134,259    101,379    104,997
Expenses:
 Mortality and Ex-
 pense Charge......    173,987    147,017    107,470
                     ---------- ---------- ----------
   Net Investment
   Income (Ex-
   pense)..........    (39,728)   (45,638)    (2,473)
Net Realized Gain
on Investments
 Realized Gain from
 Distributions.....  3,088,079  1,349,173  1,184,507
 Proceeds from
 Sales.............  2,854,025  1,374,499  1,678,564
 Cost of Invest-
 ments Sold........  1,752,513  1,000,273  1,321,909
                     ---------- ---------- ----------
   Net Realized
   Gain (Loss) on
   Investments.....  4,189,591  1,723,399  1,541,162
Net Unrealized Gain
(Loss) on
Investments:
 Unrealized Gain
 (Loss) Beginning
 of Year...........  2,937,160  2,599,504  1,007,900
 Unrealized Gain
 (Loss) End of
 Year..............  4,617,293  2,937,160  2,599,504
                     ---------- ---------- ----------
 Net Unrealized
 Gain (Loss) on In-
 vestments.........  1,680,133    337,656  1,591,604
                     ---------- ---------- ----------
   Net Gain (Loss)
   on Investments..  5,869,724  2,061,055  3,132,766
Increase (Decrease)
in Assets Resulting
from Operations....  5,829,996  2,015,417  3,130,293
                     ========== ========== ==========
                      GLOBAL
                      GROWTH      BOND
                     DIVISION   DIVISION
                     ---------- ----------
                       1997       1997
                     ---------- ----------
Investment Income:
 Dividend Income...         29        926
Expenses:
 Mortality and Ex-
 pense Charge......         12          9
                     ---------- ----------
   Net Investment
   Income (Ex-
   pense)..........         17        917
Net Realized Gain
on Investments
 Realized Gain from
 Distributions.....         20        739
 Proceeds from
 Sales.............      5,402        --
 Cost of Invest-
 ments Sold........      5,506        --
                     ---------- ----------
   Net Realized
   Gain (Loss) on
   Investments.....        (84)       739
Net Unrealized Gain
(Loss) on Invest-
ments:
 Unrealized Gain
 (Loss) Beginning
 of Year...........        --         --
 Unrealized Gain
 (Loss) End of
 Year..............       (155)    (1,574)
                     ---------- ----------
 Net Unrealized
 Gain (Loss) on In-
 vestments.........       (155)    (1,574)
                     ---------- ----------
   Net Gain (Loss)
   on Investments..       (239)      (835)
Increase (Decrease)
in Assets Resulting
from Operations....       (222)        82
                     ========== ==========

                See Accompanying Notes to Financial Statements.

                          PARAGON SEPARATE ACCOUNT A

                      STATEMENTS OF CHANGES IN NET ASSETS
  FOR THE YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995 EXCEPT FOR THE GLOBAL
        GROWTH DIVISION AND THE BOND DIVISION WHICH ARE FOR THE PERIOD
               FROM MAY 1, 1997 (INCEPTION) TO DECEMBER 31, 1997

                                 CASH                          HIGH-YIELD                        GROWTH-
                              MANAGEMENT                          BOND                            INCOME
                               DIVISION                         DIVISION                         DIVISION
                    --------------------------------  ------------------------------ ---------------------------------
                       1997       1996       1995       1997       1996      1995       1997        1996       1995
                    ----------  ---------  ---------  ---------  --------- --------- ----------  ---------- ----------
Operations:
 Net Investment
 Income (expense).. $   63,317     45,523     37,359    241,601    179,569   138,574    216,166     167,096    146,985
 Net Realized Gain
 (Loss) on
 Investment........     31,049     12,130     16,117     96,785     35,772    23,026  2,563,216   1,308,032    625,525
 Net Unrealized
 Gain (Loss) on
 Investment........    (34,179)   (12,656)   (21,978)   (14,723)    39,782   117,368  1,073,595     558,418  1,520,806
                    ----------  ---------  ---------  ---------  --------- --------- ----------  ---------- ----------
 Increase
 (Decrease) in Net
 Assets Resulting
 from Operations...     60,187     44,997     31,498    323,663    255,123   278,968  3,852,977   2,033,546  2,293,316
 Net Deposits into
 Separate Account..     69,053    415,143    298,894    459,664    484,080   365,882  1,497,701   2,038,628  1,616,708
                    ----------  ---------  ---------  ---------  --------- --------- ----------  ---------- ----------
   Increase in Net
   Assets..........    129,240    460,140    330,392    783,327    739,203   644,850  5,350,678   4,072,174  3,910,024
Net Assets,
Beginning of Year..  1,357,752    897,612    567,220  2,573,090  1,833,887 1,189,037 14,484,703  10,412,529  6,502,505
                    ----------  ---------  ---------  ---------  --------- --------- ----------  ---------- ----------
Net Assets, End of
Year............... $1,486,992  1,357,752    897,612  3,356,417  2,573,090 1,833,887 19,835,381  14,484,703 10,412,529
                    ==========  =========  =========  =========  ========= ========= ==========  ========== ==========
                              U.S. GOV/                           ASSET
                              AAA-RATED                        ALLOCATION                     INTERNATIONAL
                               DIVISION                         DIVISION                         DIVISION
                    --------------------------------  ------------------------------ ---------------------------------
                       1997       1996       1995       1997       1996      1995       1997        1996       1995
                    ----------  ---------  ---------  ---------  --------- --------- ----------  ---------- ----------
Operations:
 Net Investment
 Income (expense).. $  131,344    126,903    101,068    137,784    105,784    77,815    108,612      65,005     73,046
 Net Realized Gain
 (Loss) on
 Investment........     49,319     32,889     24,094    476,818    354,733   160,442  1,238,998     382,515    185,681
 Net Unrealized
 Gain (Loss) on
 Investments.......    (20,847)  (116,363)    81,138    244,391     40,453   369,620   (704,987)    500,955    217,672
                    ----------  ---------  ---------  ---------  --------- --------- ----------  ---------- ----------
 Increase
 (Decrease) in Net
 Assets Resulting
 from Operations...    159,816     43,429    206,300    858,993    500,970   607,877    642,623     948,475    476,399
 Net Deposits into
 Separate Account..    158,596    224,208    263,499    389,338    629,631   531,105    722,256   1,513,635  1,191,219
                    ----------  ---------  ---------  ---------  --------- --------- ----------  ---------- ----------
   Increase in Net
   Assets..........    318,412    267,637    469,799  1,248,331  1,130,601 1,138,982  1,364,879   2,462,110  1,667,618
Net Assets,
Beginning of Year..  2,026,323  1,758,686  1,288,887  4,154,552  3,023,951 1,884,969  7,389,150   4,927,040  3,259,422
                    ----------  ---------  ---------  ---------  --------- --------- ----------  ---------- ----------
Net Assets, End of
Year............... $2,344,735  2,026,323  1,758,686  5,402,883  4,154,552 3,023,951  8,754,029   7,389,150  4,927,040
                    ==========  =========  =========  =========  ========= ========= ==========  ========== ==========
                                 GROWTH
                                DIVISION
                    -----------------------------------
                       1997        1996        1995
                    ----------- ----------- -----------
Operations:
 Net Investment
 Income (expense)..    (39,728)    (45,638)     (2,473)
 Net Realized Gain
 (Loss) on
 Investment........  4,189,591   1,723,399   1,541,162
 Net Unrealized
 Gain (Loss) on
 Investment........  1,680,133     337,656   1,591,604
                    ----------- ----------- -----------
 Increase
 (Decrease) in Net
 Assets Resulting
 from Operations...  5,829,995   2,015,417   3,130,293
 Net Deposits into
 Separate Account..    864,930   2,702,827   2,454,090
                    ----------- ----------- -----------
   Increase in Net
   Assets..........  6,694,925   4,718,244   5,584,383
Net Assets,
Beginning of Year.. 19,117,218  14,398,974   8,814,591
                    ----------- ----------- -----------
Net Assets, End of
Year............... 25,812,143  19,117,218  14,398,974
                    =========== =========== ===========
                      GLOBAL
                      GROWTH       BOND
                     DIVISION    DIVISION
                    ----------- -----------
                       1997        1997
                    ----------- -----------
Operations:
 Net Investment
 Income (expense)..         17         917
 Net Realized Gain
 (Loss) on
 Investment........        (84)        739
 Net Unrealized
 Gain (Loss) on
 Investments.......       (155)     (1,574)
                    ----------- -----------
 Increase
 (Decrease) in Net
 Assets Resulting
 from Operations...       (222)         82
 Net Deposits into
 Separate Account..      5,428      64,725
                    ----------- -----------
   Increase in Net
   Assets..........      5,206      64,807
Net Assets,
Beginning of Year..        --          --
                    ----------- -----------
Net Assets, End of
Year...............      5,206      64,807
                    =========== ===========

                See Accompanying Notes to Financial Statements.

                          PARAGON SEPARATE ACCOUNT A

                         NOTES TO FINANCIAL STATEMENTS

                               DECEMBER 31, 1997

(1) ORGANIZATION

  Paragon Life Insurance Company (Paragon) established Paragon Separate Account A on October 30, 1987. Paragon Separate Account A (the Separate Account) commenced operations on October 24, 1989 and is registered under the Investment Company Act of 1940 as a unit investment trust. The Separate Account receives and invests net premiums for flexible premium group variable life insurance policies that are issued by Paragon. The Separate Account is divided into divisions, eight of which invest exclusively in shares of a single fund of American Variable Insurance Series (American Series), an open-end, diversified management investment company. These funds are the Cash Management Fund, High-Yield Bond Fund, Growth Income Fund, Growth Fund, U.S. Government AAA-Rated Fund, Asset Allocation Fund, International Fund, Global Growth Fund and Bond Fund (the Funds). Policyholders have the option of directing their premium payments into any or all of the Divisions.

(2) SIGNIFICANT ACCOUNTING POLICIES

  The following is a summary of significant accounting policies followed by the Separate Account in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

 Investments

  The Separate Account's investments in the Funds of the American Series are valued daily based on the net asset values of the respective fund shares held. The average cost method is used in determining the cost of shares sold on withdrawals by the Separate Account. Share transactions are recorded consistent with trade date accounting. All dividends received are immediately reinvested on the ex-dividend date.

 Federal Income Taxes

  The operations of the Separate Account are treated as part of Paragon for income tax purposes. Under existing Federal income tax law, capital gains from sales of investments of the Separate Account are not taxable. Therefore, no Federal income tax has been provided.

 Use of Estimates

  The preparation of financial statements requires management to make estimates and assumptions with respect to amounts reported in the financial statements. Actual results could differ from those estimates.

 Reclassifications

  The Separate Account has reclassified the presentation of certain prior period information to conform to the 1997 presentation.

(3) POLICY CHARGES

  Charges are deducted from the policies and the Separate Account to compensate Paragon for providing the insurance benefits set forth in the contracts and any additional benefits added by rider, administering the policies, incurring expenses in distributing the policies, and assuming certain risks in connection with the policy.

                          PARAGON SEPARATE ACCOUNT A

 Premium Expense Charge

  Certain policies include a provision that premium payments may be reduced by a premium expense charge. The premium expense charge, if any, is determined by the costs associated with distributing the policy and is equal to 1%, 2.5% or 3.5% of the premium paid. The premium expense charge compensates Paragon for providing the insurance benefits set forth in the policies, incurring expenses of distributing the policies, and assuming certain risks in connection with the policies. In addition, some polices have a premium tax assessment equal to 2% to 2.25% to reimburse Paragon for premium taxes incurred. The premium payment less premium expense and premium tax charges equals the net premium that is invested in the underlying separate account.

 Monthly Expense Charge

  Paragon has responsibility for the administration of the policies and the Separate Account. As reimbursement for expenses related to the acquisition and maintenance of each policy and the Separate Account, Paragon assesses a monthly administration charge to each policy. This charge, which varies due to the size of the group, has a maximum of $6.00 per month during the first 12 policy months and $3.50 per month thereafter.

 Cost of Insurance

  The cost of insurance is deducted on each monthly anniversary for the following policy month. Because the cost of insurance depends upon a number of variables, the cost varies for each policy month. The cost of insurance is determined separately for the initial face amount and for any subsequent increase in face amount. Paragon determines the monthly cost of insurance charge by multiplying the applicable cost of insurance rate or rates by the net amount at risk for each policy month.

 Optional Rider Benefits Charge

  The monthly deduction charge for any additional benefits provided by rider.

 Surrender or Contingent Deferred Sales Charge

  During the first policy years, certain policies include a provision for a charge upon surrender or lapse of the policy, a requested decrease in face amount, or a partial withdrawal that causes the face amount to decrease. The amount assessed under the policy terms, if any, depends upon the cost associated with distributing the particular policies. The amount of any charge depends on a number of factors, including whether the event is a full surrender or lapse or only a decrease in face amount, the amount of premiums received by Paragon, and the policy year in which the surrender or other event takes place.

 Mortality and Expense Charge

  In addition to the above contract charges, a daily charge is made against the operations of each division for the mortality and expense risks assumed by Paragon. Paragon deducts a daily charge from the Separate Account at the rate of .0024547% of the net assets of each division of the Separate Account which equals an annual rate of .90% of those net assets. The mortality risk assumed by Paragon is that insureds may die sooner than anticipated and that, therefore, Paragon will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed is that expenses incurred in issuing and administering the policy will exceed the amounts realized from the administrative charges assessed against the policy.

                          PARAGON SEPARATE ACCOUNT A

(4) PURCHASES AND SALES OF AMERICAN SERIES SHARES

  For the years ended December 31, 1997, 1996, and 1995, except for the Global Growth Division and the Bond Division which are for the period from May 1, 1997 (Inception) to December 31, 1997, purchases and proceeds from the sales of the American Series were as follows:

                                              HIGH-YIELD BOND
                 CASH MANAGEMENT DIVISION        DIVISION            GROWTH-INCOME DIVISION            GROWTH DIVISION
                 ------------------------ ----------------------- ----------------------------- -----------------------------
                   1997    1996    1995    1997    1996    1995     1997      1996      1995      1997      1996      1995
                 -------- ------- ------- ------- ------- ------- --------- --------- --------- --------- --------- ---------
Purchases....... $501,797 612,010 658,908 716,910 667,675 615,057 3,148,883 2,821,380 2,723,675 3,567,101 3,931,562 4,025,185
Sales........... $443,594 213,927 366,213 274,962 201,934 262,793 1,769,273   914,886 1,182,822 2,854,025 1,374,498 1,678,564
                 ======== ======= ======= ======= ======= ======= ========= ========= ========= ========= ========= =========
                                                                                                 GLOBAL
                   U.S. GOVERNMENT/AAA-      ASSET ALLOCATION                                    GROWTH     BOND
                      RATED DIVISION             DIVISION            INTERNATIONAL DIVISION     DIVISION  DIVISION
                 ------------------------ ----------------------- ----------------------------- --------- ---------
                   1997    1996    1995    1997    1996    1995     1997      1996      1995      1997      1997
                 -------- ------- ------- ------- ------- ------- --------- --------- --------- --------- ---------
Purchases....... $512,847 518,994 576,865 934,034 966,183 882,647 2,043,240 1,985,341 2,041,103    11,085    64,725
Sales........... $363,960 312,394 327,158 593,825 352,789 373,568 1,324,190   531,338   887,260     5,402         0
                 ======== ======= ======= ======= ======= ======= ========= ========= ========= ========= =========

                          PARAGON SEPARATE ACCOUNT A

(5) ACCUMULATION OF UNIT ACTIVITY

  The following is a reconciliation of the accumulation of unit activity for the years ended December 31, 1997, 1996, and 1995 except for the Global Growth Division and the Bond Division which are for the period from May 1, 1997 (Inception) to December 31, 1997:

                                                  HIGH-YIELD BOND
                    CASH MANAGEMENT DIVISION         DIVISION         GROWTH-INCOME DIVISION       GROWTH DIVISION
                   -------------------------- ----------------------- ----------------------- -------------------------
                     1997     1996     1995    1997    1996    1995    1997    1996    1995     1997     1996    1995
                   -------- -------- -------- ------- ------- ------- ------- ------- ------- -------- -------- -------
Net Increase in
Units
 Deposits........    34,468   43,267   48,507  25,785  26,882  28,691  59,235  65,173  77,194  59,854   80,355   96,181
 Withdrawals.....    29,861   14,126   26,913   9,362   7,385  11,838  30,135  18,457  31,705  43,445   24,887   37,756
                   -------- -------- -------- ------- ------- ------- ------- ------- ------- -------  -------  -------
 Net Increase in
 Units...........     4,607   29,141   21,594  16,423  19,497  16,853  29,100  46,716  45,489  16,409   55,468   58,425
Outstanding
Units, Beginning
of Year..........    93,492   64,351   42,757  97,078  77,581  60,728 302,424 255,708 210,219 360,124  304,656  246,231
                   -------- -------- -------- ------- ------- ------- ------- ------- ------- -------  -------  -------
Outstanding
Units, End of
Year.............    98,099   93,492   64,351 113,501  97,078  77,581 331,524 302,424 255,708 376,533  360,124  304,656
                   ======== ======== ======== ======= ======= ======= ======= ======= ======= =======  =======  =======
                                                                                                        GLOBAL
                   U.S. GOVERNMENT/AAA-RATED     ASSET ALLOCATION                               BOND    GROWTH
                            DIVISION                 DIVISION         INTERNATIONAL DIVISION  DIVISION DIVISION
                   -------------------------- ----------------------- ----------------------- -------- --------
                     1997     1996     1995    1997    1996    1995    1997    1996    1995     1997     1997
                   -------- -------- -------- ------- ------- ------- ------- ------- ------- -------- --------
Net Increase in
Units
 Deposits........    29,124   31,366   37,276  41,817  50,208  55,350 110,855 126,059 149,241   6,056    1,004
 Withdrawals.....    20,299   17,918   20,140  24,483  17,275  21,956  70,268  29,988  61,703       1      523
                   -------- -------- -------- ------- ------- ------- ------- ------- ------- -------  -------
 Net Increase in
 Units...........     8,825   13,448   17,136  17,334  32,933  33,394  40,587  96,071  87,538   6,055      481
Outstanding
Units, Beginning
of Year..........   118,401  104,953   87,817 199,469 166,536 133,142 429,915 333,844 246,306     --       --
                   -------- -------- -------- ------- ------- ------- ------- ------- ------- -------  -------
Outstanding
Units, End of
Year.............   127,226  118,401  104,953 216,803 199,469 166,536 470,502 429,915 333,844   6,055      481
                   ======== ======== ======== ======= ======= ======= ======= ======= ======= =======  =======

                          PARAGON SEPARATE ACCOUNT A

(6) RECONCILIATION OF GROSS AND NET DEPOSITS INTO THE SEPARATE ACCOUNT

  Deposits into the Separate Account purchase shares in the American Series. Net deposits represent the amount available for investment in such shares after deduction of premium expense charges, monthly expense charges, cost of insurance and the cost of optional benefits added by rider. The following is a summary of net deposits made for the years ended December 31, 1997, 1996, and 1995 except for the Global Growth Division and the Bond Division which are for the period from May 1, 1997 (Inception) to December 31, 1997.

                    CASH MANAGEMENT DIVISION      HIGH-YIELD BOND DIVISION          GROWTH-INCOME DIVISION
                    ---------------------------  -----------------------------  --------------------------------
                      1997      1996     1995      1997       1996      1995       1997       1996       1995
                    --------  --------  -------  ---------  ---------  -------  ----------  ---------  ---------
Total Gross
Deposits..........  $480,549   552,000  370,512    851,440    830,869  714,456   4,234,060  3,924,233  3,069,549
Surrenders and
Withdrawals.......  (255,218)  (59,019) (44,103)  (164,731)   (50,109) (54,263) (1,323,100)  (437,815)  (427,978)
Transfers Between
Funds and General
Account...........   103,215   152,979  172,787     34,786    (29,486) (78,833)   (135,707)  (279,077)   (84,335)
                    --------  --------  -------  ---------  ---------  -------  ----------  ---------  ---------
  Total Gross
  Deposits net of
  Surrenders,
  Withdrawals, and
  Transfers.......   328,546   645,960  499,196    721,495    751,274  581,360   2,775,253  3,207,341  2,557,236
Deductions:
 Premium Expense
 Charges..........    12,315    13,980    9,386     21,821     21,043   18,099     108,510     99,389     77,759
 Monthly Expense
 Charges..........     5,351     4,198    8,129      9,481      8,202    9,039      47,147     46,339     43,162
 Cost of Insurance
 and Optional
 Benefits.........   241,827   212,639  182,787    230,529    237,949  188,340   1,121,895  1,022,985    819,607
                    --------  --------  -------  ---------  ---------  -------  ----------  ---------  ---------
  Total
  Deductions......   259,493   230,817  200,302    261,831    267,194  215,478   1,277,552  1,168,713    940,528
                    --------  --------  -------  ---------  ---------  -------  ----------  ---------  ---------
Net Deposits from
Policyholders.....  $ 69,053   415,143  298,894    459,664    484,080  365,882   1,497,701  2,038,628  1,616,708
                    ========  ========  =======  =========  =========  =======  ==========  =========  =========

                           GROWTH DIVISION
                    ---------------------------------
                       1997       1996       1995
                    ----------- ---------- ----------
Total Gross
Deposits..........  $5,579,506  5,503,055  4,466,543
Surrenders and
Withdrawals.......  (2,433,049)  (697,754)  (518,645)
Transfers Between
Funds and General
Account...........    (680,220)  (587,547)  (241,620)
                    ----------- ---------- ----------
  Total Gross
  Deposits net of
  Surrenders,
  Withdrawals, and
  Transfers.......   2,466,237  4,217,754  3,706,278
Deductions:
 Premium Expense
 Charges..........     142,991    139,376    113,148
 Monthly Expense
 Charges..........      62,129     62,381     55,599
 Cost of Insurance
 and Optional
 Benefits.........   1,396,187  1,313,170  1,083,441
                    ----------- ---------- ----------
  Total
  Deductions......   1,601,307  1,514,927  1,252,188
                    ----------- ---------- ----------
Net Deposits from
Policyholders.....     864,930  2,702,827  2,454,090
                    =========== ========== ==========

                        U.S. GOVERNMENT/
                       AAA-RATED DIVISION         ASSET ALLOCATION DIVISION         INTERNATIONAL DIVISION
                    ---------------------------  -----------------------------  --------------------------------
                      1997      1996     1995      1997       1996      1995       1997       1996       1995
                    --------  --------  -------  ---------  ---------  -------  ----------  ---------  ---------
Total Gross
Deposits..........  $604,392   733,741  645,709  1,203,831  1,113,363  934,273   2,486,717  2,348,721  2,169,672
Surrenders and
Withdrawals.......  (253,307)  (60,672) (79,292)  (368,203)  (136,639) (70,577)   (825,714)  (251,775)  (169,223)
Transfers Between
Funds and General
Account...........    17,632  (216,253) (83,942)   (92,300)   (28,327) (69,060)   (286,533)   (25,778)  (336,376)
                    --------  --------  -------  ---------  ---------  -------  ----------  ---------  ---------
  Total Gross
  Deposits net of
  Surrenders,
  Withdrawals, and
  Transfers.......   368,717   456,816  482,475    743,328    948,397  794,636   1,374,470  2,071,168  1,664,073
Deductions:
 Premium Expense
 Charges..........    15,489    18,583   16,357     30,852     28,198   23,667      63,729     59,486     54,964
 Monthly Expense
 Charges..........     6,730     7,045    9,296     13,405     13,361   11,865      27,690     22,923     20,606
 Cost of Insurance
 and Optional
 Benefits.........   187,902   206,980  193,323    309,733    277,207  227,999     560,795    475,124    397,284
                    --------  --------  -------  ---------  ---------  -------  ----------  ---------  ---------
  Total
  Deductions......   210,121   232,608  218,976    353,990    318,766  263,531     652,214    557,533    472,854
                    --------  --------  -------  ---------  ---------  -------  ----------  ---------  ---------
Net Deposits from
Policyholders.....  $158,596   224,208  263,499    389,338    629,631  531,105     722,256  1,513,635  1,191,219
                    ========  ========  =======  =========  =========  =======  ==========  =========  =========
                                 GLOBAL
                       BOND      GROWTH
                     DIVISION   DIVISION
                    ----------- ----------
                       1997       1997
                    ----------- ----------
Total Gross
Deposits..........         --       2,352
Surrenders and
Withdrawals.......         --        (133)
Transfers Between
Funds and General
Account...........      64,725      3,026
                    ----------- ----------
  Total Gross
  Deposits net of
  Surrenders,
  Withdrawals, and
  Transfers.......      64,725      5,245
Deductions:
 Premium Expense
 Charges..........         --          60
 Monthly Expense
 Charges..........         --          26
 Cost of Insurance
 and Optional
 Benefits.........         --        (269)
                    ----------- ----------
  Total
  Deductions......         --        (183)
                    ----------- ----------
Net Deposits from
Policyholders.....      64,725      5,428
                    =========== ==========

                           PARAGON SEPARATE ACCOUNT A

                            SCHEDULE OF INVESTMENTS

                               DECEMBER 31, 1997

                                               NUMBER     MARKET
                                              OF SHARES    VALUE       COST
                                              --------- ----------- -----------
AMERICAN VARIABLE INSURANCE SERIES:
  Cash Management Division...................  134,776  $ 1,483,880 $ 1,529,996
  High-Yield Bond Division...................  228,896    3,355,616   3,196,459
  Growth-Income Division.....................  544,011   19,812,898  16,025,070
  Growth Division............................  574,270   25,830,645  21,213,352
  U.S. Government/AAA-Rated Division.........  211,224    2,344,588   2,371,750
  Asset Allocation Division..................  352,421    5,399,091   4,627,051
  International Division.....................  608,517    8,811,323   8,556,785
  Global Growth Division.....................      508        5,473       5,628
  Bond Division..............................    6,214       64,816      66,390




                 See Accompanying Independent Auditors' Report.

                                  APPENDIX A

                ILLUSTRATIONS OF DEATH BENEFITS AND CASH VALUES

  The following tables illustrate how the Cash Value, Cash Surrender Value and Death Benefit of a Policy change with the investment experience of a Division of the Separate Account. The tables show how the Cash Value, Cash Surrender Value, and Death Benefit of a Policy issued to an Insured of a given age and at a given premium would vary over time if the investment return on the assets held in each Division of the Separate Account were a uniform, gross, after-tax annual rate of 0%, 6% or 12%. In addition, the Cash Values, Cash Surrender Values and Death Benefits would be different from those shown if the gross annual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above and below those averages for individual Policy years.

  The tables illustrate a Policy issued to an Insured, age 40, in a group that is 75% male, 25% female and had 2,500 eligible employees. The tables show the results for each of the possible sales charges under the Policies: assuming a group contract determination under OBRA (1) if the sales charges are assumed to be zero ("0"); and (2) if the sales charges are assumed to be a contingent deferred sales charge of 30% and a premium expense charge of zero ("0"). In each situation the monthly administrative charge is assumed to be $4.50 during the first Policy Year and $2.00 in subsequent Policy Years. If a particular Policy has different sales or administrative charges or if a particular group is larger or smaller or has a different gender mix, the Cash Values, Cash Surrender Values and Death Benefits would vary from those shown in the tables. The illustrations reflect the deduction of a 2 percent premium tax charge.

  The Cash Value column under the "Guaranteed" heading shows the accumulated value of the premiums paid reflecting deduction of the charges described above (except for the contingent deferred sales charge) and monthly charges for the cost of insurance based on the guaranteed rate which 125% of the maximum allowed under the 1980 Commissioners Standard Ordinary Mortality Table C. The "Cash Surrender Value" column under the "Guaranteed" heading shows the projected Cash Surrender Values of the Policy, which are calculated by taking the Cash Value under the "Guaranteed" heading and deducting each of the contingent deferred sales charges available under the Policies. The "Cash Value" column under the "Current" heading shows the accumulated value of the premiums paid reflecting deduction of the charges described above (except for of the contingent deferred sales charge) and monthly charges for the cost of insurance at the current level for a group that is 75 percent male, 25 percent female, which is less than or equal to 125% of the maximum allowed by the 1980 Commissioners Standard Ordinary Mortality Table C. The "Cash Surrender Value" column under the "Current" heading shows the projected Cash Surrender Value of the Policy, which is calculated by taking the Cash Value under the "Current" heading and deducting each of the contingent deferred sales charges available under the Policies. The illustrations of Death Benefits reflect the above assumptions. The Death Benefits also vary between tables depending upon whether Level Type (Option A) or Increasing Type (Option B) Death Benefits are illustrated.

  The amounts shown for the Cash Value, Cash Surrender Value, and Death Benefit reflect the fact that the investment rate of return is lower than the gross after-tax return on the assets held in a Division of the Separate Account. The charges include a .90% charge for mortality and expense risk, an investment advisory fee of .467%, representing the average of the fees incurred in 1997 by the Funds in which the Divisions invest (the actual investment advisory fee is shown in the Fund prospectus) and a .026% charge that is an estimate of the Funds' expenses based on the average of the actual expenses incurred in fiscal year 1997. After deduction for these amounts, the illustrated gross annual investment rates of return of 0%, 6% and 12% correspond to approximate net annual rates of -1.393%, 4.607%, and 10.607%, respectively. American Series has no expense reimbursement arrangement with Capital or the Company.

  The hypothetical values shown in the tables reflect all fees and charges under the Policy, including the premium expense charge, the premium tax charge, and all components of the monthly deduction. They do not reflect any charges for federal income taxes against the Separate Account, since the Company is not currently making any such charges. However, such charges may be made in the future and, in that event, the gross annual investment rate of return of the divisions of the Separate Account would have to exceed 0%, 6%, and 12% by an amount sufficient to cover the tax charges in order to produce the Death Benefit and Cash Value illustrated. (See "Federal Tax Matters.") Additionally, the hypothetical values shown in the tables assume that the Policy for which values are illustrated is not deemed an individual policy under OBRA, and therefore the values do not reflect the additional 1% premium expense charge for the Company's increased federal tax liabilities.

  The tables illustrate the Policy values that would result based upon the investment rates of return if premiums are paid as indicated, and if no Policy loans have been made. The tables are also based on the assumptions that the Owner has not requested an increase or decrease in the Face Amount, that no partial withdrawals have been made, that no transfer charges were incurred, and that no optional riders have been requested.

  Upon request, the Company will provide a comparable illustration based upon the proposed Insured's age, group size and gender mix, the Face Amount and premium requested, the proposed frequency of premium payments, and any available riders requested.

                   FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

FACE AMOUNT OF COVERAGE: $80,000                      AGE: 40
DEATH BENEFIT OPTION: A                               ANNUAL PREMIUM: $1200.00
PREMIUM EXPENSE CHARGE: 0.00%                         (Monthly Premium:
CONTINGENT DEFERRED SALES CHARGE: 0.00%               $100.00)
                                                      PREMIUM TAX: 2.00%

                         FOR SEPARATE ACCOUNT A--A HYPOTHETICAL GROSS
                      ANNUAL RATE OF RETURN @ 0.00% (NET RATE @ -1.393%)
                    -------------------------------------------------------------------
                           GUARANTEED*                         CURRENT**
                    -------------------------------   ---------------------------------
                     CASH                              CASH
         PREM        SURR       CASH       DEATH       SURR        CASH        DEATH
 YR     @ 5.00%     VALUE      VALUE      BENEFIT      VALUE       VALUE      BENEFIT
 ---    -------     ------     ------     -------     -------     -------     -------
  1     $ 1,232     $  827     $  827     $80,000     $   987     $   987     $80,000
  2       2,526      1,652      1,652      80,000       1,978       1,978      80,000
  3       3,884      2,442      2,442      80,000       2,942       2,942      80,000
  4       5,311      3,199      3,199      80,000       3,880       3,880      80,000
  5       6,809      3,921      3,921      80,000       4,789       4,789      80,000
  6       8,381      4,606      4,606      80,000       5,667       5,667      80,000
  7      10,033      5,256      5,256      80,000       6,516       6,516      80,000
  8      11,766      5,868      5,868      80,000       7,333       7,333      80,000
  9      13,587      6,440      6,440      80,000       8,116       8,116      80,000
 10      15,499      6,970      6,970      80,000       8,863       8,863      80,000
 11      17,506      7,455      7,455      80,000       9,574       9,574      80,000
 12      19,614      7,891      7,891      80,000      10,247      10,247      80,000
 13      21,826      8,271      8,271      80,000      10,881      10,881      80,000
 14      24,150      8,590      8,590      80,000      11,473      11,473      80,000
 15      26,590      8,845      8,845      80,000      12,024      12,024      80,000
 16      29,152      9,034      9,034      80,000      12,522      12,522      80,000
 17      31,841      9,152      9,152      80,000      12,970      12,970      80,000
 18      34,666      9,200      9,200      80,000      13,364      13,364      80,000
 19      37,631      9,172      9,172      80,000      13,697      13,697      80,000
 20      40,745      9,061      9,061      80,000      13,965      13,965      80,000
 25      58,812      6,773      6,773      80,000      13,993      13,993      80,000
 30      81,869          0          0           0      10,477      10,477      80,000

--------
*These values reflect investment results using guaranteed cost of insurance rates.
**These values reflect investment results using current cost of insurance rates.

  The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Policy Owner, and the investment results for the Funds. The Cash Value, Cash Surrender Value and Death Benefit for a Policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, Walnut Street Securities, the investment management company or, any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

  Illustrated values shown above are as of the end of the years indicated and assume any additional premiums shown are received monthly on the Policy Anniversary and further assume there is no Policy indebtedness outstanding.

                   FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

FACE AMOUNT OF COVERAGE: $80,000                      AGE: 40
DEATH BENEFIT OPTION: A                               ANNUAL PREMIUM: $1200.00
PREMIUM EXPENSE CHARGE: 0.00%                         (Monthly Premium:
CONTINGENT DEFERRED SALES CHARGE: 0.00%               $100.00)
                                                      PREMIUM TAX: 2.00%

                          FOR SEPARATE ACCOUNT A--A HYPOTHETICAL GROSS
                        ANNUAL RATE OF RETURN @ 6.00% (NET RATE @ 4.607%)
                    ---------------------------------------------------------------------
                            GUARANTEED*                          CURRENT**
                    ---------------------------------   ---------------------------------
                     CASH                                CASH
         PREM        SURR        CASH        DEATH       SURR        CASH        DEATH
 YR     @ 5.00%      VALUE       VALUE      BENEFIT      VALUE       VALUE      BENEFIT
 ---    -------     -------     -------     -------     -------     -------     -------
  1     $ 1,232     $   854     $   854     $80,000     $ 1,019     $ 1,019     $80,000
  2       2,526       1,757       1,757      80,000       2,103       2,103      80,000
  3       3,884       2,679       2,679      80,000       3,225       3,225      80,000
  4       5,311       3,620       3,620      80,000       4,385       4,385      80,000
  5       6,809       4,581       4,581      80,000       5,583       5,583      80,000
  6       8,381       5,561       5,561      80,000       6,819       6,819      80,000
  7      10,033       6,561       6,561      80,000       8,095       8,095      80,000
  8      11,766       7,580       7,580      80,000       9,412       9,412      80,000
  9      13,587       8,618       8,618      80,000      10,767      10,767      80,000
 10      15,499       9,672       9,672      80,000      12,164      12,164      80,000
 11      17,506      10,743      10,743      80,000      13,603      13,603      80,000
 12      19,614      11,826      11,826      80,000      15,084      15,084      80,000
 13      21,826      12,917      12,917      80,000      16,609      16,609      80,000
 14      24,150      14,012      14,012      80,000      18,180      18,180      80,000
 15      26,590      15,109      15,109      80,000      19,798      19,798      80,000
 16      29,152      16,209      16,209      80,000      21,459      21,459      80,000
 17      31,841      17,308      17,308      80,000      23,166      23,166      80,000
 18      34,666      18,408      18,408      80,000      24,922      24,922      80,000
 19      37,631      19,509      19,509      80,000      26,726      26,726      80,000
 20      40,745      20,605      20,605      80,000      28,579      28,579      80,000
 25      58,812      25,717      25,717      80,000      38,556      38,556      80,000
 30      81,869      29,247      29,247      80,000      49,862      49,862      80,000

--------
*These values reflect investment results using guaranteed cost of insurance rates.
**These values reflect investment results using current cost of insurance rates.

  The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Policy Owner, and the investment results for the Funds. The Cash Value, Cash Surrender Value and Death Benefit for a Policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, Walnut Street Securities, the investment management company, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

  Illustrated values shown above are as of the end of the years indicated and assume any additional premiums shown are received monthly on the Policy Anniversary and further assume there is no Policy indebtedness outstanding.

                   FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

FACE AMOUNT OF COVERAGE: $80,000                      AGE: 40
DEATH BENEFIT OPTION: A                               ANNUAL PREMIUM:
PREMIUM EXPENSE CHARGE: 0.00%                         $1,200.00
CONTINGENT DEFERRED SALES CHARGE: 0.00%               (Monthly Premium:
                                                      $100.00)
                                                      PREMIUM TAX: 2.00%

                        FOR SEPARATE ACCOUNT A--A HYPOTHETICAL GROSS
                    ANNUAL RATE OF RETURN @ 12.00% (NET RATE @ 10.607%)
                 ----------------------------------------------------------------
                         GUARANTEED*                       CURRENT**
                 -------------------------------  -------------------------------
                   CASH                             CASH
        PREM       SURR       CASH      DEATH       SURR       CASH      DEATH
 YR    @ 5.00%    VALUE      VALUE     BENEFIT     VALUE      VALUE     BENEFIT
 ---   -------   --------   --------   --------   --------   --------   --------
  1    $ 1,232   $    881   $    881   $ 80,000    $ 1,051    $ 1,051   $ 80,000
  2      2,526      1,865      1,865     80,000      2,232      2,232     80,000
  3      3,884      2,930      2,930     80,000      3,526      3,526     80,000
  4      5,311      4,086      4,086     80,000      4,944      4,944     80,000
  5      6,809      5,341      5,341     80,000      6,496      6,496     80,000
  6      8,381      6,706      6,706     80,000      8,198      8,198     80,000
  7     10,033      8,192      8,192     80,000     10,064     10,064     80,000
  8     11,766      9,812      9,812     80,000     12,112     12,112     80,000
  9     13,587     11,581     11,581     80,000     14,360     14,360     80,000
 10     15,499     13,513     13,513     80,000     16,829     16,829     80,000
 11     17,506     15,626     15,626     80,000     19,544     19,544     80,000
 12     19,614     17,939     17,939     80,000     22,532     22,532     80,000
 13     21,826     20,470     20,470     80,000     25,824     25,824     80,000
 14     24,150     23,245     23,245     80,000     29,457     29,457     80,000
 15     26,590     26,292     26,292     80,000     33,470     33,470     80,000
 16     29,152     29,650     29,650     80,000     37,904     37,904     80,000
 17     31,841     33,356     33,356     80,000     42,814     42,814     80,000
 18     34,666     37,461     37,461     80,000     48,259     48,259     80,000
 19     37,631     42,019     42,019     80,000     54,307     54,307     80,000
 20     40,745     47,092     47,092     80,000     61,036     61,036     81,788
 25     58,812     82,650     82,650    100,833    106,665    106,665    130,131
 30     81,869    140,408    140,408    162,873    180,227    180,227    209,064

--------
*These values reflect investment results using guaranteed cost of insurance rates.
**These values reflect investment results using current cost of insurance rates.

  The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Policy Owner, and the investment results for the Funds. The Cash Value, Cash Surrender Value and Death Benefit for a Policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, Walnut Street Securities, the investment management company, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

  Illustrated values shown above are as of the end of the years indicated and assume any additional premiums shown are received monthly on the Policy Anniversary and further assume there is no Policy indebtedness outstanding.

                   FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

FACE AMOUNT OF COVERAGE: $80,000                      AGE: 40
DEATH BENEFIT OPTION: A                               ANNUAL PREMIUM:
PREMIUM EXPENSE CHARGE: 0.00%                         $1,200.00
CONTINGENT DEFERRED SALES CHARGE: 30.00%              (Monthly Premium:
                                                      $100.00)
                                                      PREMIUM TAX: 2.00%

                         FOR SEPARATE ACCOUNT A--A HYPOTHETICAL GROSS
                       ANNUAL RATE OF RETURN @0.00% (NET RATE @ -1.393%)
                    -------------------------------------------------------------------
                           GUARANTEED*                         CURRENT**
                    -------------------------------   ---------------------------------
                     CASH                              CASH
         PREM        SURR       CASH       DEATH       SURR        CASH        DEATH
 YR     @ 5.00%     VALUE      VALUE      BENEFIT      VALUE       VALUE      BENEFIT
 ---    -------     ------     ------     -------     -------     -------     -------
  1     $ 1,232     $  467     $  827     $80,000     $   627     $   987     $80,000
  2       2,526      1,328      1,652      80,000       1,654       1,978      80,000
  3       3,884      2,154      2,442      80,000       2,654       2,942      80,000
  4       5,311      2,947      3,199      80,000       3,628       3,880      80,000
  5       6,809      3,705      3,921      80,000       4,573       4,789      80,000
  6       8,381      4,426      4,606      80,000       5,487       5,667      80,000
  7      10,033      5,112      5,256      80,000       6,372       6,516      80,000
  8      11,766      5,760      5,868      80,000       7,225       7,333      80,000
  9      13,587      6,368      6,440      80,000       8,044       8,116      80,000
 10      15,499      6,934      6,970      80,000       8,827       8,863      80,000
 11      17,506      7,455      7,455      80,000       9,574       9,574      80,000
 12      19,614      7,891      7,891      80,000      10,247      10,247      80,000
 13      21,826      8,271      8,271      80,000      10,881      10,881      80,000
 14      24,150      8,590      8,590      80,000      11,473      11,473      80,000
 15      26,590      8,845      8,845      80,000      12,024      12,024      80,000
 16      29,152      9,034      9,034      80,000      12,522      12,522      80,000
 17      31,841      9,152      9,152      80,000      12,970      12,970      80,000
 18      34,666      9,200      9,200      80,000      13,364      13,364      80,000
 19      37,631      9,172      9,172      80,000      13,697      13,697      80,000
 20      40,745      9,061      9,061      80,000      13,965      13,965      80,000
 25      58,812      6,773      6,773      80,000      13,993      13,993      80,000
 30      81,869          0          0           0      10,477      10,477      80,000

--------
*These values reflect investment results using guaranteed cost of insurance rates.
**These values reflect investment results using current cost of insurance rates.

  The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Policy Owner, and the investment results for the Funds. The Cash Value, Cash Surrender Value and Death Benefit for a Policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, Walnut Street Securities, the investment management company, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

  Illustrated values shown above are as of the end of the years indicated and assume any additional premiums shown are received monthly on the Policy Anniversary and further assume there is no Policy indebtedness outstanding.

                   FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

FACE AMOUNT OF COVERAGE: $80,000                      AGE: 40
DEATH BENEFIT OPTION: A                               ANNUAL PREMIUM:
PREMIUM EXPENSE CHARGE: 2.50%                         $1,200.00
CONTINGENT DEFERRED SALES CHARGE: 25.00%              (Monthly Premium:
                                                      $100.00)
                                                      PREMIUM TAX: 2.00%

                          FOR SEPARATE ACCOUNT A--A HYPOTHETICAL GROSS
                        ANNUAL RATE OF RETURN @ 6.00% (NET RATE @ 4.607%)
                    ---------------------------------------------------------------------
                            GUARANTEED*                          CURRENT**
                    ---------------------------------   ---------------------------------
                     CASH                                CASH
         PREM        SURR        CASH        DEATH       SURR        CASH        DEATH
 YR     @ 5.00%      VALUE       VALUE      BENEFIT      VALUE       VALUE      BENEFIT
 ---    -------     -------     -------     -------     -------     -------     -------
  1     $ 1,232     $   494     $   854     $80,000     $   659     $ 1,019     $80,000
  2       2,526       1,433       1,757      80,000       1,779       2,103      80,000
  3       3,884       2,391       2,679      80,000       2,937       3,225      80,000
  4       5,311       3,368       3,620      80,000       4,133       4,385      80,000
  5       6,809       4,365       4,581      80,000       5,367       5,583      80,000
  6       8,381       5,381       5,561      80,000       6,639       6,819      80,000
  7      10,033       6,417       6,561      80,000       7,951       8,095      80,000
  8      11,766       7,472       7,580      80,000       9,304       9,412      80,000
  9      13,587       8,546       8,618      80,000      10,695      10,767      80,000
 10      15,499       9,636       9,672      80,000      12,128      12,164      80,000
 11      17,506      10,743      10,743      80,000      13,603      13,603      80,000
 12      19,614      11,826      11,826      80,000      15,084      15,084      80,000
 13      21,826      12,917      12,917      80,000      16,609      16,609      80,000
 14      24,150      14,012      14,012      80,000      18,180      18,180      80,000
 15      26,590      15,109      15,109      80,000      19,798      19,798      80,000
 16      29,152      16,209      16,209      80,000      21,459      21,459      80,000
 17      31,841      17,308      17,308      80,000      23,166      23,166      80,000
 18      34,666      18,408      18,408      80,000      24,922      24,922      80,000
 19      37,631      19,509      19,509      80,000      26,726      26,726      80,000
 20      40,745      20,605      20,605      80,000      28,579      28,579      80,000
 25      58,812      25,717      25,717      80,000      38,556      38,556      80,000
 30      81,869      29,247      29,247      80,000      49,862      49,862      80,000

--------
*These values reflect investment results using guaranteed cost of insurance rates.
**These values reflect investment results using current cost of insurance rates.

  The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Policy Owner, and the investment results for the Funds. The Cash Value, Cash Surrender Value and Death Benefit for a Policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, Walnut Street Securities, the investment management company, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

  Illustrated values shown above are as of the end of the years indicated and assume any additional premiums shown are received monthly on the Policy Anniversary and further assume there is no Policy indebtedness outstanding.

                   FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

FACE AMOUNT OF COVERAGE: $80,000                      AGE: 40
DEATH BENEFIT OPTION: A                               ANNUAL PREMIUM:
PREMIUM EXPENSE CHARGE: 0.00%                         $1,200.00
CONTINGENT DEFERRED SALES CHARGE: 30.00%              (Monthly Premium:
                                                      $100.00)
                                                      PREMIUM TAX: 2.00%

                        FOR SEPARATE ACCOUNT A--A HYPOTHETICAL GROSS
                    ANNUAL RATE OF RETURN @ 12.00% (NET RATE @ 10.607%)
                 ----------------------------------------------------------------
                         GUARANTEED*                       CURRENT**
                 -------------------------------  -------------------------------
                   CASH                             CASH
        PREM       SURR       CASH      DEATH       SURR       CASH      DEATH
 YR    @ 5.00%    VALUE      VALUE     BENEFIT     VALUE      VALUE     BENEFIT
 ---   -------   --------   --------   --------   --------   --------   --------
  1    $ 1,232   $    521   $    881   $ 80,000   $    691   $  1,051   $ 80,000
  2      2,526      1,541      1,865     80,000      1,908      2,232     80,000
  3      3,884      2,642      2,930     80,000      3,238      3,526     80,000
  4      5,311      3,834      4,086     80,000      4,692      4,944     80,000
  5      6,809      5,125      5,341     80,000      6,280      6,496     80,000
  6      8,381      6,526      6,706     80,000      8,018      8,198     80,000
  7     10,033      8,048      8,192     80,000      9,920     10,064     80,000
  8     11,766      9,704      9,812     80,000     12,004     12,112     80,000
  9     13,587     11,509     11,581     80,000     14,288     14,360     80,000
 10     15,499     13,477     13,513     80,000     16,793     16,829     80,000
 11     17,506     15,626     15,626     80,000     19,544     19,544     80,000
 12     19,614     17,939     17,939     80,000     22,532     22,532     80,000
 13     21,826     20,470     20,470     80,000     25,824     25,824     80,000
 14     24,150     23,245     23,245     80,000     29,457     29,457     80,000
 15     26,590     26,292     26,292     80,000     33,470     33,470     80,000
 16     29,152     29,650     29,650     80,000     37,904     37,904     80,000
 17     31,841     33,356     33,356     80,000     42,814     42,814     80,000
 18     34,666     37,461     37,461     80,000     48,259     48,259     80,000
 19     37,631     42,019     42,019     80,000     54,307     54,307     80,000
 20     40,745     47,092     47,092     80,000     61,036     61,036     81,788
 25     58,812     82,650     82,650    100,833    106,665    106,665    130,131
 30     81,869    140,408    140,408    162,873    180,227    180,227    209,064

--------
*These values reflect investment results using guaranteed cost of insurance rates.
**These values reflect investment results using current cost of insurance rates.

  The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Policy Owner, and the investment results for the Funds. The Cash Value, Cash Surrender Value and Death Benefit for a Policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, Walnut Street Securities, the investment management company, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

  Illustrated values shown above are as of the end of the years indicated and assume any additional premiums shown are received monthly on the Policy Anniversary and further assume there is no Policy indebtedness outstanding.

                   FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

FACE AMOUNT OF COVERAGE: $38,000                      AGE: 40
DEATH BENEFIT OPTION: B                               ANNUAL PREMIUM:
PREMIUM EXPENSE CHARGE: 0.00%                         $1,200.00
CONTINGENT DEFERRED SALES CHARGE: 0.00%               (Monthly Premium:
                                                      $100.00)
                                                      PREMIUM TAX: 2.00%

                        FOR SEPARATE ACCOUNT A--A HYPOTHETICAL GROSS
                     ANNUAL RATE OF RETURN @ 0.00% (NET RATE @ -1.393%)
                    -----------------------------------------------------------------
                           GUARANTEED*                        CURRENT**
                    -------------------------------   -------------------------------
                     CASH                              CASH
         PREM        SURR       CASH       DEATH       SURR       CASH       DEATH
 YR     @ 5.00%     VALUE      VALUE      BENEFIT     VALUE      VALUE      BENEFIT
 ---    -------     ------     ------     -------     ------     ------     -------
  1     $ 1,232     $  976     $  976     $38,976     $1,053     $1,053     $39,053
  2       2,526      1,958      1,958      39,958      2,114      2,114      40,114
  3       3,884      2,913      2,913      40,913      3,154      3,154      41,154
  4       5,311      3,842      3,842      41,842      4,172      4,172      42,172
  5       6,809      4,744      4,744      42,744      5,166      5,166      43,166
  6       8,381      5,619      5,619      43,619      6,137      6,137      44,137
  7      10,033      6,467      6,467      44,467      7,084      7,084      45,084
  8      11,766      7,286      7,286      45,286      8,006      8,006      46,006
  9      13,587      8,076      8,076      46,076      8,901      8,901      46,901
 10      15,499      8,835      8,835      46,835      9,770      9,770      47,770
 11      17,506      9,562      9,562      47,562     10,612     10,612      48,612
 12      19,614     10,255     10,255      48,255     11,424     11,424      49,424
 13      21,826     10,910     10,910      48,910     12,208     12,208      50,208
 14      24,150     11,525     11,525      49,525     12,960     12,960      50,960
 15      26,590     12,097     12,097      50,097     13,682     13,682      51,682
 16      29,152     12,627     12,627      50,627     14,367     14,367      52,367
 17      31,841     13,113     13,113      51,113     15,015     15,015      53,015
 18      34,666     13,554     13,554      51,554     15,626     15,626      53,626
 19      37,631     13,948     13,948      51,948     16,195     16,195      54,195
 20      40,745     14,293     14,293      52,293     16,719     16,719      54,719
 25      58,812     15,060     15,060      53,060     18,499     18,499      56,499
 30      81,869     13,639     13,639      51,639     18,229     18,229      56,229

--------
*These values reflect investment results using guaranteed cost of insurance rates.
**These values reflect investment results using current cost of insurance rates.

  The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Policy Owner, and the investment results for the Funds. The Cash Value, Cash Surrender Value and Death Benefit for a Policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, Walnut Street Securities, the investment management company, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

  Illustrated values shown above are as of the end of the years indicated and assume any additional premiums shown are received monthly on the Policy Anniversary and further assume there is no Policy indebtedness outstanding.

                   FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

FACE AMOUNT OF COVERAGE: $38,000                      AGE: 40
DEATH BENEFIT OPTION: B                               ANNUAL PREMIUM:
PREMIUM EXPENSE CHARGE: 0.00%                         $1,200.00
CONTINGENT DEFERRED SALES CHARGE: 0.00%               (Monthly Premium:
                                                      $100.00)
                                                      PREMIUM TAX: 2.00%

                          FOR SEPARATE ACCOUNT A--A HYPOTHETICAL GROSS
                        ANNUAL RATE OF RETURN @ 6.00% (NET RATE @ 4.607%)
                    ---------------------------------------------------------------------
                            GUARANTEED*                          CURRENT**
                    ---------------------------------   ---------------------------------
                     CASH                                CASH
         PREM        SURR        CASH        DEATH       SURR        CASH        DEATH
 YR     @ 5.00%      VALUE       VALUE      BENEFIT      VALUE       VALUE      BENEFIT
 ---    -------     -------     -------     -------     -------     -------     -------
  1     $ 1,232     $ 1,008     $ 1,008     $39,008     $ 1,087     $ 1,087     $39,087
  2       2,526       2,082       2,082      40,082       2,248       2,248      40,248
  3       3,884       3,193       3,193      41,193       3,456       3,456      41,456
  4       5,311       4,341       4,341      42,341       4,711       4,711      42,711
  5       6,809       5,528       5,528      43,528       6,015       6,015      44,015
  6       8,381       6,754       6,754      44,754       7,369       7,369      45,369
  7      10,033       8,021       8,021      46,021       8,775       8,775      46,775
  8      11,766       9,330       9,330      47,330      10,233      10,233      48,233
  9      13,587      10,680      10,680      48,680      11,745      11,745      49,745
 10      15,499      12,072      12,072      50,072      13,311      13,311      51,311
 11      17,506      13,507      13,507      51,507      14,934      14,934      52,934
 12      19,614      14,982      14,982      52,982      16,614      16,614      54,614
 13      21,826      16,496      16,496      54,496      18,353      18,353      56,353
 14      24,150      18,048      18,048      56,048      20,151      20,151      58,151
 15      26,590      19,637      19,637      57,637      22,011      22,011      60,011
 16      29,152      21,264      21,264      59,264      23,929      23,929      61,929
 17      31,841      22,927      22,927      60,927      25,908      25,908      63,908
 18      34,666      24,627      24,627      62,627      27,949      27,949      65,949
 19      37,631      26,365      26,365      64,365      30,049      30,049      68,049
 20      40,745      28,138      28,138      66,138      32,209      32,209      70,209
 25      58,812      37,320      37,320      75,320      43,775      43,775      81,775
 30      81,869      46,368      46,368      84,368      56,068      56,068      94,068

--------
*These values reflect investment results using guaranteed cost of insurance rates.
**These values reflect investment results using current cost of insurance rates.

  The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Policy Owner, and the investment results for the Funds. The Cash Value, Cash Surrender Value and Death Benefit for a Policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, Walnut Street Securities, the investment management company, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

  Illustrated values shown above are as of the end of the years indicated and assume any additional premiums shown are received monthly on the Policy Anniversary and further assume there is no Policy indebtedness outstanding.

                   FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

FACE AMOUNT OF COVERAGE: $38,000                      AGE: 40
DEATH BENEFIT OPTION: B                               ANNUAL PREMIUM:
PREMIUM EXPENSE CHARGE: 0.00%                         $1,200.00
CONTINGENT DEFERRED SALES CHARGE: 0.00%               (Monthly Premium:
                                                      $100.00)
                                                      PREMIUM TAX: 2.00%

                        FOR SEPARATE ACCOUNT A--A HYPOTHETICAL GROSS
                    ANNUAL RATE OF RETURN @ 12.00% (NET RATE @ 10.607%)
                 ----------------------------------------------------------------
                         GUARANTEED*                       CURRENT**
                 -------------------------------  -------------------------------
                   CASH                             CASH
        PREM       SURR       CASH      DEATH       SURR       CASH      DEATH
 YR     @ 5%      VALUE      VALUE     BENEFIT     VALUE      VALUE     BENEFIT
 ---   -------   --------   --------   --------   --------   --------   --------
  1    $ 1,232   $  1,040   $  1,040   $ 39,040   $  1,121   $  1,121   $ 39,121
  2      2,526      2,209      2,209     40,209      2,385      2,385     40,385
  3      3,884      3,490      3,490     41,490      3,777      3,777     41,777
  4      5,311      4,892      4,892     42,892      5,308      5,308     43,308
  5      6,809      6,428      6,428     44,428      6,991      6,991     44,991
  6      8,381      8,112      8,112     46,112      8,843      8,843     46,843
  7     10,033      9,958      9,958     47,958     10,880     10,880     48,880
  8     11,766     11,983     11,983     49,983     13,121     13,121     51,121
  9     13,587     14,203     14,203     52,203     15,585     15,585     53,585
 10     15,499     16,638     16,638     54,638     18,296     18,296     56,296
 11     17,506     19,308     19,308     57,308     21,277     21,277     59,277
 12     19,614     22,236     22,236     60,236     24,557     24,557     62,557
 13     21,826     25,444     25,444     63,444     28,165     28,165     66,165
 14     24,150     28,960     28,960     66,960     32,136     32,136     70,136
 15     26,590     32,814     32,814     70,814     36,505     36,505     74,505
 16     29,152     37,039     37,039     75,039     41,310     41,310     79,310
 17     31,841     41,674     41,674     79,674     46,596     46,596     84,596
 18     34,666     46,759     46,759     84,759     52,413     52,413     90,413
 19     37,631     52,343     52,343     90,343     58,812     58,812     96,812
 20     40,745     58,472     58,472     96,472     65,850     65,850    103,850
 25     58,812     99,283     99,283    137,283    113,055    113,055    151,055
 30     81,869    164,065    164,065    202,065    188,734    188,734    226,734

--------
*These values reflect investment results using guaranteed cost of insurance rates.
**These values reflect investment results using current cost of insurance rates.

  The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Policy Owner, and the investment results for the Funds. The Cash Value, Cash Surrender Value and Death Benefit for a Policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, Walnut Street Securities, the investment management company, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

  Illustrated values shown above are as of the end of the years indicated and assume any additional premiums shown are received monthly on the Policy Anniversary and further assume there is no Policy indebtedness outstanding.

                   FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

FACE AMOUNT OF COVERAGE: $38,000                      AGE: 40
DEATH BENEFIT OPTION: B                               ANNUAL PREMIUM:
PREMIUM EXPENSE CHARGE: 0.00%                         $1,200.00
CONTINGENT DEFERRED SALES CHARGE: 30.00%              (Monthly Premium:
                                                      $100.00)
                                                      PREMIUM TAX: 2.00%

                          FOR SEPARATE ACCOUNT A--A HYPOTHETICAL GROSS
                       ANNUAL RATE OF RETURN @ 0.00% (NET RATE @ -1.393%)
                    ---------------------------------------------------------------------
                            GUARANTEED*                          CURRENT**
                    ---------------------------------   ---------------------------------
                     CASH                                CASH
         PREM        SURR        CASH        DEATH       SURR        CASH        DEATH
 YR     @ 5.00%      VALUE       VALUE      BENEFIT      VALUE       VALUE      BENEFIT
 ---    -------     -------     -------     -------     -------     -------     -------
  1     $ 1,232     $   616     $   976     $38,976     $   693     $ 1,053     $39,053
  2       2,526       1,634       1,958      39,958       1,790       2,114      40,114
  3       3,884       2,625       2,913      40,913       2,866       3,154      41,154
  4       5,311       3,590       3,842      41,842       3,920       4,172      42,172
  5       6,809       4,528       4,744      42,744       4,950       5,166      43,166
  6       8,381       5,439       5,619      43,619       5,957       6,137      44,137
  7      10,033       6,323       6,467      44,467       6,940       7,084      45,084
  8      11,766       7,178       7,286      45,286       7,898       8,006      46,006
  9      13,587       8,004       8,076      46,076       8,829       8,901      46,901
 10      15,499       8,799       8,835      46,835       9,734       9,770      47,770
 11      17,506       9,562       9,562      47,562      10,612      10,612      48,612
 12      19,614      10,255      10,255      48,255      11,424      11,424      49,424
 13      21,826      10,910      10,910      48,910      12,208      12,208      50,208
 14      24,150      11,525      11,525      49,525      12,960      12,960      50,960
 15      26,590      12,097      12,097      50,097      13,682      13,682      51,682
 16      29,152      12,627      12,627      50,627      14,367      14,367      52,367
 17      31,841      13,113      13,113      51,113      15,015      15,015      53,015
 18      34,666      13,554      13,554      51,554      15,626      15,626      53,626
 19      37,631      13,948      13,948      51,948      16,195      16,195      54,195
 20      40,745      14,293      14,293      52,293      16,719      16,719      54,719
 25      58,812      15,060      15,060      53,060      18,499      18,499      56,499
 30      81,869      13,639      13,639      51,639      18,229      18,229      56,229

--------
*These values reflect investment results using guaranteed cost of insurance rates.
**These values reflect investment results using current cost of insurance rates.

  The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Policy Owner, and the investment results for the Funds. The Cash Value, Cash Surrender Value and Death Benefit for a Policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, Walnut Street Securities, the investment management company, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

  Illustrated values shown above are as of the end of the years indicated and assume any additional premiums shown are received monthly on the Policy Anniversary and further assume there is no Policy indebtedness outstanding.

                   FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

FACE AMOUNT OF COVERAGE: $38,000                      AGE: 40
DEATH BENEFIT OPTION: B                               ANNUAL PREMIUM:
PREMIUM EXPENSE CHARGE: 0.00%                         $1,200.00
CONTINGENT DEFERRED SALES CHARGE: 30.00%              (Monthly Premium:
                                                      $100.00)
                                                      PREMIUM TAX: 2.00%

                          FOR SEPARATE ACCOUNT A--A HYPOTHETICAL GROSS
                        ANNUAL RATE OF RETURN @ 6.00% (NET RATE @ 4.607%)
                    ---------------------------------------------------------------------
                            GUARANTEED*                          CURRENT**
                    ---------------------------------   ---------------------------------
                     CASH                                CASH
         PREM        SURR        CASH        DEATH       SURR        CASH        DEATH
 YR     @ 5.00%      VALUE       VALUE      BENEFIT      VALUE       VALUE      BENEFIT
 ---    -------     -------     -------     -------     -------     -------     -------
  1     $ 1,232     $   648     $ 1,008     $39,008     $   727     $ 1,087     $39,087
  2       2,526       1,758       2,082      40,082       1,924       2,248      40,248
  3       3,884       2,905       3,193      41,193       3,168       3,456      41,456
  4       5,311       4,089       4,341      42,341       4,459       4,711      42,711
  5       6,809       5,312       5,528      43,528       5,799       6,015      44,015
  6       8,381       6,574       6,754      44,754       7,189       7,369      45,369
  7      10,033       7,877       8,021      46,021       8,631       8,775      46,775
  8      11,766       9,222       9,330      47,330      10,125      10,233      48,233
  9      13,587      10,608      10,680      48,680      11,673      11,745      49,745
 10      15,499      12,036      12,072      50,072      13,275      13,311      51,311
 11      17,506      13,507      13,507      51,507      14,934      14,934      52,934
 12      19,614      14,982      14,982      52,982      16,614      16,614      54,614
 13      21,826      16,496      16,496      54,496      18,353      18,353      56,353
 14      24,150      18,048      18,048      56,048      20,151      20,151      58,151
 15      26,590      19,637      19,637      57,637      22,011      22,011      60,011
 16      29,152      21,264      21,264      59,264      23,929      23,929      61,929
 17      31,841      22,927      22,927      60,927      25,908      25,908      63,908
 18      34,666      24,627      24,627      62,627      27,949      27,949      65,949
 19      37,631      26,365      26,365      64,365      30,049      30,049      68,049
 20      40,745      28,138      28,138      66,138      32,209      32,209      70,209
 25      58,812      37,320      37,320      75,320      43,775      43,775      81,775
 30      81,869      46,368      46,368      84,368      56,068      56,068      94,068

--------
*These values reflect investment results using guaranteed cost of insurance rates.
**These values reflect investment results using current cost of insurance rates.

  The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Policy Owner, and the investment results for the Funds. The Cash Value, Cash Surrender Value and Death Benefit for a Policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, Walnut Street Securities, the investment management company, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

  Illustrated values shown above are as of the end of the years indicated and assume any additional premiums shown are received monthly on the Policy Anniversary and further assume there is no Policy indebtedness outstanding.

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

FACE AMOUNT OF COVERAGE: $38,000                      AGE: 40
DEATH BENEFIT OPTION: B                               ANNUAL PREMIUM:
PREMIUM EXPENSE CHARGE: 0.00%                         $1,200.00
CONTINGENT DEFERRED SALES CHARGE: 30.00%              (Monthly Premium:
                                                      $100.00)
                                                      PREMIUM TAX: 2.00%

                        FOR SEPARATE ACCOUNT A--A HYPOTHETICAL GROSS
                    ANNUAL RATE OF RETURN @ 12.00% (NET RATE @ 10.607%)
                 ----------------------------------------------------------------
                         GUARANTEED*                       CURRENT**
                 -------------------------------  -------------------------------
                   CASH                             CASH
        PREM       SURR       CASH      DEATH       SURR       CASH      DEATH
 YR    @ 5.00%    VALUE      VALUE     BENEFIT     VALUE      VALUE     BENEFIT
 ---   -------   --------   --------   --------   --------   --------   --------
  1    $ 1,232   $    680   $  1,040   $ 39,040   $    761   $  1,121   $ 39,121
  2      2,526      1,885      2,209     40,209      2,061      2,385     40,385
  3      3,884      3,202      3,490     41,490      3,489      3,777     41,777
  4      5,311      4,640      4,892     42,892      5,056      5,308     43,308
  5      6,809      6,212      6,428     44,428      6,775      6,991     44,991
  6      8,381      7,932      8,112     46,112      8,663      8,843     46,843
  7     10,033      9,814      9,958     47,958     10,736     10,880     48,880
  8     11,766     11,875     11,983     49,983     13,013     13,121     51,121
  9     13,587     14,131     14,203     52,203     15,513     15,585     53,585
 10     15,499     16,602     16,638     54,638     18,260     18,296     56,296
 11     17,506     19,308     19,308     57,308     21,277     21,277     59,277
 12     19,614     22,236     22,236     60,236     24,557     24,557     62,557
 13     21,826     25,444     25,444     63,444     28,165     28,165     66,165
 14     24,150     28,960     28,960     66,960     32,136     32,136     70,136
 15     26,590     32,814     32,814     70,814     36,505     36,505     74,505
 16     29,152     37,039     37,039     75,039     41,310     41,310     79,310
 17     31,841     41,674     41,674     79,674     46,596     46,596     84,596
 18     34,666     46,759     46,759     84,759     52,413     52,413     90,413
 19     37,631     52,343     52,343     90,343     58,812     58,812     96,812
 20     40,745     58,472     58,472     96,472     65,850     65,850    103,850
 25     58,812     99,283     99,283    137,283    113,055    113,055    151,055
 30     81,869    164,065    164,065    202,065    188,734    188,734    226,734

--------
*These values reflect investment results using guaranteed cost of insurance rates.
**These values reflect investment results using current cost of insurance rates.

  The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Policy Owner, and the investment results for the Funds. The Cash Value, Cash Surrender Value and Death Benefit for a Policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, Walnut Street Securities, the investment management company, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

  Illustrated values shown above are as of the end of the years indicated and assume any additional premiums shown are received monthly on the Policy Anniversary and further assume there is no Policy indebtedness outstanding.

                                    PART II

                          UNDERTAKING TO FILE REPORTS

     Subject to the terms and conditions of Section 15(d) of the Securities and Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore, or hereafter duly adopted pursuant to authority conferred in that section.

                              RULE 484 UNDERTAKING

     Article III, Section 13 of the Company's Bylaws provides:  "The
Corporation may indemnify any person who is made a party to any civil or criminal suit, or made a subject of any administrative or investigative proceeding by reason of the fact that he is or was a director, officer, or agent of the Corporation. This indemnity may extend to expenses, including attorney's fees, judgments, fine, and amounts paid in settlement. The indemnity shall not be available to persons being sued by or upon the information of the Corporation not to persons who are being investigated by the Corporation. The indemnity shall be discretionary with the Board of Directors and shall not be granted until the Board of Directors has made a determination that the person who would be indemnified acted in good faith and in a manner he reasonably believed to be in the best interest of the Corporation. The Corporation shall have such other and further powers of indemnification as are not inconsistent with the laws of Missouri."

     Insofar as indemnification for liability arising under the Securities Act of l933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the Charter and Articles of Incorporation of the Company, the By-Laws of the Company, agreement, statute, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                  REPRESENTATION CONCERNING FEES AND CHARGES


     Paragon Life Insurance Company hereby represents that the fees and charges deducted under the terms of the Contract are, in the aggregate, reasonable in relationship to the services rendered, the expenses expected, and the risks assumed by Paragon.

                      CONTENTS OF REGISTRATION STATEMENT

This Registration Statement comprises the following Papers and Documents:

     The facing sheet.
     The Prospectus consisting of 82 pages.
     The undertaking to file reports.
     The undertaking pursuant to Rule 484.
     Representation concerning fees and charges.
     The signatures.
     The following exhibits:

1. The following exhibits correspond to those required by paragraph A of the instructions as to exhibits for Form N-8B-2:

     (1) Resolution of the Board of Directors of the Company authorizing establishment of the Separate Account. 1

     (2)  Not applicable.

     (3)  (a)  Proposed form of Underwriting Agreement. 2

          (b)  Proposed form of Selling Agreement. 2

          (c)  Commission Schedule. 2

     (4)  Not applicable.

     (5)  (a)  Proposed form of Group Contract. 2

          (b)  Proposed form of Individual Policy and Policy Riders. 3

          (c)  Proposed form of Certificate and Certificate Riders. 3

     (6)  (a)  Amended Charter and Articles of Incorporation of the Company. 2

          (b)  By-Laws of the Company. 1

     (7)  Not applicable.

     (8)  Series Participation Agreement. 2

     (9)  Not applicable.

     (10) (a)  Form of Application for Group Contract. 1

          (b) Form of Application for Employee Insurance Guaranteed Issue (Group Contract). 1

          (c) Form of Application for Employee Insurance (Simplified Issue) (Group Contract). 1

          (d)  Form of Application for Spouse Insurance (Group Contracts). 1

          (e) Form of Application for Employee Insurance Guaranteed Issue (Individual Policy). 1

          (f) Form of Application for Employee Insurance (Simplified Issue) (Individual Policy). 1

          (g) Proposed Form of Application for Spouse Insurance (Individual Policy). 1

          (h)  Proposed Form of Application Supplement. 2

2. Memorandum describing the Company's issuance, transfer and redemption procedures for the Policies and the Company's procedure for conversion to a fixed benefit policy. 2

3. The following exhibits are numbered to correspond to the numbers in the instructions as to exhibits for Form S-6.

     (l)  See above.
     (2)  See Exhibit l(5).
     (3) Opinion and Consent of Matthew P. McCauley, Esquire, General Counsel of Paragon Life Insurance Company. 4
     (4) No financial statements are omitted from the Prospectus pursuant to Instruction l(b) or (c) of Part I.
     (5)  Not applicable.

4. Opinion and consent of Craig K. Nordyke, F.S.A., M.A.A.A., Executive Vice President and Chief Actuary. 6

5. The consent of KPMG Peat Marwick LLP, Independent Certified Public Accountants. 6

6.   Written consent of Sutherland, Asbill & Brennan LLP. 6

7. Original powers of attorney authorizing Matthew P. McCauley, Carl H. Anderson, and Craig K. Nordyke, and each of them singly, to sign this Registration Statement and Amendments thereto on behalf of the Board of Directors of Paragon Life Insurance Company. 2, 5

1    Incorporated by reference to the  Registration Statement File No. 33-l834l.

2 Incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement, File No. 33-l834l, Filed March 18, 1988.

3 Riders only are incorporated by reference to the Registration Statement, 33-l834l. Revised policy forms are incorporated by reference to the Pre-Effective Amendment No. l to Registration Statement, File No. 33-l834l.

4 Incorporated by reference to Post-effective Amendment No. l to the Registration Statement, File No. 33-l834l.

5 Incorporated by reference to Post-Effective Amendment No. 8 to the Registration Statement, File 33-18341.

6    Filed herewith.

                                  SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, Paragon Life Insurance Company and Separate Account A of Paragon Life Insurance Company certify that they meet all of the requirements for effectiveness of this amended Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and have duly caused this amended Registration Statement to be signed on their behalf by the undersigned thereunto duly authorized, and the seal of Paragon Life Insurance Company to be hereunto affixed and attested, all in the City of St. Louis, State of Missouri, on the 28 day of April, 1998.



(Seal)                                 PARAGON LIFE INSURANCE COMPANY

Attest:/s/                           By: /s/
          ----------------                  -------------------------
       Matthew P. McCauley,              Carl H. Anderson, President
         Secretary                        and Chief Executive Officer



     Pursuant to the requirements of the Securities Act of 1933, this amended Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


Signature                 Title                                     Date

/s/                                                                 4/28/98
   --------------
Carl H. Anderson         President and Director
                         (Chief Executive Officer)

/s/                                                                 4/28/98
   --------------
Matthew K. Duffy         Vice President
                         and Chief Financial
                         Officer (Principal
                         Accounting Officer and
                         Principal Financial Officer)

-----------------
Warren J. Winer*         Director


-----------------
Richard A. Liddy*        Director


/s/                                                                 4/28/98
   --------------
Matthew P. McCauley      Vice President,
                         General Counsel,
                         Secretary, and Director

Signature               Title                                       Date

/s/                                                                 4/28/98
----------------------
Craig K. Nordyke        Director

----------------------
Leonard M. Rubenstein*  Director

----------------------
E. Thomas Hughes, Jr.*  Director and Treasurer

----------------------
Bernard H. Wolzenski*   Director

----------------------
A. Greig Woodring*      Director



By:/s/                                                              4/28/98
      ----------------
   Craig K. Nordyke


*Original powers of attorney authorizing Matthew P. McCauley, Carl H. Anderson, and Craig K. Nordyke, and each of them singly, to sign this Registration Statement and Amendments thereto on behalf of the Board of Directors of Paragon Life Insurance Company have been filed with the Securities and Exchange Commission.

33-18341

                                 EXHIBIT INDEX


4. Opinion and consent of Craig K. Nordyke, F.S.A., M.A.A.A., Executive Vice President and Chief Actuary.

5. Written consent of KPMG Peat Marwick LLP, Independent Certified Public Accountants.

6.   Written consent of Sutherland, Asbill, & Brennan LLP.